As filed with the U.S. Securities and Exchange Commission on February 28, 2023

File No. 811-07436

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	(X)

Amendment No. 74	(X)

THE DFA INVESTMENT TRUST COMPANY
(Exact Name of Registrant as Specified in Charter)

6300 Bee Cave Road, Building One
Austin, Texas 78746
(Address of Principal Executive Offices)

(512) 306-7400
(Registrant’s Telephone Number, including Area Code)
___________

Catherine L. Newell, Esq.
Dimensional Fund Advisors LP
6300 Bee Cave Road, Building One
Austin, TX 78746
(Name and Address of Agent for Service)
___________

Please Send Copies of Communications to:
Jana L. Cresswell, Esq.
Brian Crowell, Esq.
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103
(215) 564-8048

THE DFA INVESTMENT TRUST COMPANY
The U.S. Large Cap Value Series
The DFA International Value Series
The Japanese Small Company Series
The Asia Pacific Small Company Series
The United Kingdom Small Company Series
The Continental Small Company Series
The Canadian Small Company Series
The Emerging Markets Series
The Emerging Markets Small Cap Series
The DFA Short Term Investment Fund

February 28, 2023

FORM N-1A, Part A:

Responses to Items 1 through 4 and 13 have been omitted pursuant to paragraph 2(b) of Instruction B of the General Instructions to Form N‑1A.
Item 5.  Management.
Dimensional Fund Advisors LP (the “Advisor”) serves as the investment advisor for each of the series listed above (the “Series”) of The DFA Investment Trust Company (the “Trust”) and manages each Series using a team approach.
The following individuals are responsible for leading the day-to-day management of The U.S. Large Cap Value Series:
•
Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Series since 2012.

•	John A. Hertzer, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Series since 2022.
•
Mary T. Phillips, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Series since 2022.

The following individuals are responsible for leading the day-to-day management of The DFA International Value Series:
•
Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Series since 2010.

•
Joel P. Schneider, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Series since 2022.

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•	Arun C. Keswani, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Series since 2020.
The following individuals are responsible for leading the day-to-day management of The Japanese Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series and The Asia Pacific Small Company Series:
•
Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Series since 2010.

•	Arun C. Keswani, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Series since 2015.
•
Joel P. Schneider, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of The Japanese Small Company Series, The United Kingdom Small Company Series, and The Continental Small Company Series since 2020 and of The Asia Pacific Small Company Series since 2022.

The following individuals are responsible for leading the day-to-day management of The Canadian Small Company Series:
•	Arun C. Keswani, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Series since 2022.
•
Joel P. Schneider, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Series since 2022.

The following individuals are responsible for leading the day-to-day management of The Emerging Markets Series and The Emerging Markets Small Cap Series:
•
Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Series since 2010.

•
Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Series since 2020.

•	Ethan Wren, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Series since 2020.
The following portfolio managers are responsible for leading the day-to-day management of the DFA Short Term Investment Fund:
•
David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Series since inception (2010).

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•
Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Series since 2012.

•	Ryan C. Haselton, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Series since 2021.
Item 6.  Purchase and Sale of Fund Shares.
The Trust’s shares have not been registered under the Securities Act of 1933, which means that the Trust’s shares may not be sold publicly.  However, the Trust may sell its shares through private placements pursuant to available exemptions from registration under that Act.
Shares of the Trust are sold only to other investment companies and certain institutional investors.  Requests to purchase or redeem shares of the Series are processed at the net asset value of the shares next determined after receipt of the request in good order.  Investors may purchase or redeem shares of the Series by first contacting the Series’ transfer agent at (888) 576-1167 (for all Series excluding The DFA Short Term Investment Fund (the “Money Market Series”)) or (614) 337-6700 (for the Money Market Series).  All investments are subject to approval of the Advisor.
Item 7.  Tax Information.
The Money Market Series is classified as a corporation for tax purposes and has elected and intends to qualify to be treated as a regulated investment company.  The dividends and distributions an investor receives from The Money Market Series are taxable and will generally be taxed as ordinary income, unless the investor is investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed when withdrawn from the plan or account.
Each Series, other than the Money Market Series, is classified as a partnership for tax purposes, and each investor in a Series will report separately on its own income tax return, its distributive share of the Series’ income, gains, losses, deductions, and credits.
Item 8.  Financial Intermediary Compensation.  Not applicable.
Item 9.  Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings.
Items 9(a) and (b)  Investment Objectives and Implementation of Investment Objectives.  The Trust issues the ten Series that are listed above, each of which operates as a diversified investment company and represents a separate class of the Trust’s shares of beneficial interest.
The investment objectives, policies and investment limitations of each Series are set forth below.  The investment objective of a Series may not be changed without the affirmative vote of a majority of the outstanding voting securities of that Series. The Trust sells its shares to institutional investors only.  Shares of each Series may be issued for cash and/or securities in which a Series is authorized to invest. In addition, when acquiring securities from an institutional investor in consideration of the issuance of its shares, a Series may accept securities from the transferor that the Series would not otherwise purchase pursuant to the investment policies of the Series, as described below.  Except in limited circumstances, any such acquisition would be very small in relation to the then total current value of the assets acquired by a Series in any such transaction.
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Investment Terms Used in the Part A
Below are the definitions of some terms that the Advisor uses to describe the investment strategies for certain Series.
Free Float generally describes the number of publicly traded shares of a company.
Price Momentum generally describes the past performance of a stock relative to other stocks.
Trading Strategies generally refers to the ability to execute purchases and sales of stocks in a cost-effective manner.
Profitability generally measures a company’s profit in relation to its book value or assets.
INVESTMENT OBJECTIVES AND POLICIES –U.S. VALUE SERIES
The investment objective of The U.S. Large Cap Value Series (the “U.S. Value Series”) is to achieve long-term capital appreciation.  To achieve the U.S. Value Series’ investment objective, the Advisor implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the U.S. Value Series’ design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies and sectors. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.
The U.S. Value Series is designed to purchase a broad and diverse group of readily marketable securities of U.S. companies that the Advisor determines to be value stocks at the time of purchase.  An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value (a “price to book ratio”).  In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios.  A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Series than companies with relatively lower market capitalizations.
The Advisor may overweight certain stocks, including smaller companies, lower relative price (value) stocks, and/or higher profitability stocks within the large-cap value segment of the U.S. market. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.
As of the date of this registration statement, for purposes of the U.S. Value Series, the Advisor considers large cap companies to be companies whose market capitalizations are generally in the highest 90% of total market capitalization or companies whose market capitalizations are larger than or equal to the 1000th largest U.S. company, whichever results in the higher market capitalization break. For purposes of this registration statement, “total market capitalization” is based on the market capitalization of eligible U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Advisor. Under the Advisor’s market capitalization guidelines described above, based on market capitalization data as of December 31, 2022, the market capitalization of a large cap company would be $7,650 million or above.  This threshold will change due to market conditions.  As a non-fundamental
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policy, under normal circumstances, the U.S. Value Series will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large cap U.S. companies.
The Advisor may also increase or reduce the U.S. Value Series’ exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.
On not less than a semi-annual basis, the Advisor calculates price to book ratios and reviews total market capitalization to determine those companies whose stock may be eligible for investment.  The total market capitalization ranges and the value criteria used by the Advisor for the U.S. Value Series, as described above, generally apply at the time of purchase by the Series.  The U.S. Value Series is not required to dispose of a security if the security’s issuer is no longer within the total market capitalization range or does not meet current value criteria. Securities that do meet the market capitalization and/or value criteria nevertheless may be sold at any time when, in the Advisor’s judgment, circumstances warrant their sale.  See “INVESTMENT OBJECTIVES AND POLICIES – U.S. VALUE SERIES —Portfolio Transactions” in this registration statement.
The U.S. Value Series may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Series. The Series does not intend to sell futures contracts to establish short positions in individual securities or to use derivatives for purposes of speculation or leveraging investment returns.  The U.S. Value Series also may invest in exchange-traded funds (“ETFs”) for the purpose of gaining exposure to the U.S. equity markets while maintaining liquidity.
In addition to money market instruments and other short-term investments, the U.S. Value Series may invest in affiliated and unaffiliated registered and unregistered money market funds to manage cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes.  Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.
Portfolio Structure.  The U.S. Value Series may invest a portion of its assets, ordinarily not more than 20%, in fixed income securities, such as money market instruments, and short-term repurchase agreements.  In addition, the U.S. Value Series is permitted to purchase shares of affiliated and unaffiliated registered and unregistered money market funds.
The U.S. Value Series will purchase securities that are listed on the U.S. national securities exchanges. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Series than companies with relatively lower market capitalizations.  The Advisor may adjust the representation in the U.S. Value Series of an eligible company, or exclude a company, after considering such factors as free float, price momentum, trading strategies, liquidity, size, relative price, profitability, and other factors that the Advisor determines to be appropriate. The Advisor may also deviate from market capitalization weighting to limit or fix the exposure of the Series to a particular issuer to a maximum proportion of the assets of the Series.  The Advisor may exclude the stock of a company that meets applicable market capitalization criterion if the Advisor determines, in its judgment, that the purchase of such stock is inappropriate in light of other conditions. These adjustments will result in deviations from traditional market capitalization weighting.
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Furthermore, in order to retain sufficient liquidity, the relative amount of any security held by the Series may be reduced, from time to time.  A portion, but generally not in excess of 20% of the Series’ assets, may be invested in permissible cash investments, as described above, thereby causing further deviation from market capitalization weighting.  The Series may make block purchases of eligible securities at opportune prices even though such purchases exceed the number of shares that, at the time of purchase, adherence to a market capitalization weighted approach would otherwise require.  In addition, the Series may acquire securities eligible for purchase or otherwise represented in their portfolios at the time of the exchange in exchange for the issuance of their shares.  (See “In-kind Purchases” in Item 11(b).)  While such purchases and acquisitions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of the assets of the Series.
Portfolio Transactions.  Generally, the U.S. Value Series does not intend to purchase or sell securities based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase.
Generally, securities will be purchased with the expectation that they will be held for longer than one year.  The U.S. Value Series may sell portfolio securities when the issuer’s market capitalization falls below that of the issuer with the minimum market capitalization that is then eligible for purchase by the Series.  However, securities, including securities that are eligible for purchase, may be sold at any time when, in the Advisor’s judgment, circumstances warrant their sale.
In addition, the U.S. Value Series may sell portfolio securities when their price to book ratios rise above that of the security with the highest such ratio that is then eligible for purchase by the Series.
INVESTMENT OBJECTIVES AND POLICIES - SMALL COMPANY SERIES
Each of The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series and The Canadian Small Company Series of the Trust (collectively, the “Small Company Series”) has an investment objective to achieve long-term capital appreciation.  The Small Company Series provide investors with access to securities portfolios consisting of small Japanese, United Kingdom, European, Asia Pacific and Canadian companies.  Company size will be determined for purposes of these Series on the basis of a company’s market capitalization. “Market capitalization” will be calculated by multiplying the price of a company’s stock by the number of its shares of outstanding common stock.
The Japanese Small Company Series
To achieve The Japanese Small Company Series’ (the “Japanese Series”) investment objective, the Advisor implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Japanese Series’ design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies and sectors. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.
The Japanese Series, using a market capitalization weighted approach, is designed to purchase a broad and diverse group of readily marketable securities of small companies associated with Japan, which is the Series’ Approved Market.  The Advisor measures company size based primarily on market capitalization.  The Advisor first ranks eligible companies by market capitalization.  The Advisor then determines the universe of eligible securities by defining the maximum market capitalization of a small company in Japan.
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Based on market capitalization data as of December 31, 2022, the Advisor would consider Japanese small companies to be those companies with a market capitalization below $2,035 million.  This threshold will change due to market conditions. As a non-fundamental policy, under normal circumstances, the Japanese Series will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of Japanese small companies.
The Advisor also will establish a minimum market capitalization that a company must meet in order to be considered for purchase, which minimum will change due to market conditions.  The Japanese Series intends to invest in the stock of eligible companies using a market capitalization weighted approach. (See “INVESTMENT OBJECTIVES AND POLICIES - SMALL COMPANY SERIES—Portfolio Construction.”) The Japanese Series may emphasize certain stocks, including smaller capitalization companies, lower relative price stocks, and/or higher profitability stocks as compared to their representation in the small company segment of the Japanese market. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets.  The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time. The Advisor may decrease the amount that the Series invests in small capitalization companies that generally have lower profitability and/or higher relative prices.
The Advisor may also increase or reduce the Japanese Series’ exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum and investment characteristics. The Advisor may consider a small capitalization company’s investment characteristics as compared to other eligible companies when making investment decisions and may exclude a small capitalization company with high investment as measured by the company’s recent asset growth.  The Series will generally not exclude more than 5% of the eligible Japanese small capitalization companies based on such investment characteristics.  The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.
The Japanese Series may invest in ETFs that provide exposure to the Japanese equity market or other equity markets, including the United States, for the purpose of gaining exposure to the equity markets while maintaining liquidity.  The Japanese Series also may purchase or sell futures contracts and options on futures contracts for Japanese equity securities and indices or other equity market securities and indices, including those of the United States, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Series. The Series does not intend to sell futures contracts to establish short positions in individual securities or to use derivatives for purposes of speculation or leveraging investment returns.  Because many of the Series’ investments may be denominated in foreign currencies, the Series may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency.  In addition to money market instruments and other short-term investments, the Japanese Series may invest in affiliated and unaffiliated registered and unregistered money market funds to manage the Series’ cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes.  Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.
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The United Kingdom Small Company Series
To achieve The United Kingdom Small Company Series’ (the “United Kingdom Series”) investment objective, the Advisor implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the United Kingdom Series’ design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies and sectors. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.
The United Kingdom Series, using a market capitalization weighted approach, is designed to purchase a broad and diverse group of readily marketable securities of small companies associated with the United Kingdom, which is the Series’ Approved Market. The Advisor measures company size based primarily on the market capitalization of companies in the United Kingdom.  The Advisor first ranks eligible companies by market capitalization.  The Advisor then determines the universe of eligible securities by defining the maximum market capitalization of a small company in the United Kingdom.  Based on market capitalization data as of December 31, 2022, the Advisor would consider United Kingdom small companies to be those companies with a market capitalization below $3,773 million.  This threshold will change due to market conditions. As a non-fundamental policy, under normal circumstances, the United Kingdom Series will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of United Kingdom small companies.
The Advisor also will establish a minimum market capitalization that a company must meet in order to be considered for purchase, which minimum will change due to market conditions. The United Kingdom Series intends to invest in stock of eligible companies using a market capitalization weighted approach. (See “INVESTMENT OBJECTIVES AND POLICIES - SMALL COMPANY SERIES—Portfolio Construction.”) The United Kingdom Series may emphasize certain stocks, including smaller capitalization companies, lower relative price stocks, and/or higher profitability stocks as compared to their representation in the small company segment of the United Kingdom market. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value.  In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time. The Advisor may decrease the amount that the Series invests in small capitalization companies that generally have lower profitability and/or higher relative prices.
The Advisor may also increase or reduce the United Kingdom Series’ exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum and investment characteristics. The Advisor may consider a small capitalization company’s investment characteristics as compared to other eligible companies when making investment decisions and may exclude a small capitalization company with high investment as measured by the company’s recent asset growth.  The Series will generally not exclude more than 5% of the eligible United Kingdom small capitalization companies based on such investment characteristics. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time.  In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.
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The United Kingdom Series may invest in ETFs that provide exposure to the United Kingdom equity market or other equity markets, including the United States, for the purpose of gaining exposure to the equity markets while maintaining liquidity.  The United Kingdom Series also may purchase or sell futures contracts and options on futures contracts for United Kingdom equity securities and indices or other equity market securities and indices, including those of the United States, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Series. The Series does not intend to sell futures contracts to establish short positions in individual securities or to use derivatives for purposes of speculation or leveraging investment returns. Because many of the United Kingdom Series’ investments may be denominated in foreign currencies, the Series may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency. In addition to money market instruments and other short-term investments, the United Kingdom Series may invest in affiliated and unaffiliated registered and unregistered money market funds to manage the Series’ cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes.  Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.
The Continental Small Company Series
To achieve The Continental Small Company Series’ (the “Continental Series”) investment objective, the Advisor implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Continental Series’ design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies and sectors. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.
The Continental Series is designed to purchase readily marketable securities of a broad and diverse group of small companies associated with certain European countries designated by the Advisor’s Investment Committee as Approved Markets (“Approved Markets”).  As of the date of this registration statement, the Continental Series may invest in small companies associated with the following Approved Markets: Austria, Belgium, Denmark, Finland, France, Germany, Israel, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, and Switzerland (for a description of the securities approved for investment, see “International Equity Series—Approved Markets”). The Investment Committee also may designate other countries as Approved Markets for investment in the future in addition to the countries listed above.  Although the Advisor does not intend to purchase securities not associated with an Approved Market, the Series may acquire such securities in connection with corporate actions or other reorganizations or transactions with respect to securities that are held by the Series from time to time.  Also, the Series may continue to hold investments in countries that are not currently designated as Approved Markets, but had been authorized for investment in the past, and may reinvest distributions received in connection with such existing investments in such previously Approved Markets.  The Advisor determines company size on a country or region specific basis and based primarily on market capitalization.  In the countries or regions authorized for investment, the Advisor first ranks eligible companies listed on selected exchanges based on the companies’ market capitalization.  The Advisor then determines the universe of eligible securities by defining the maximum market capitalization of a small company that may be purchased by the Continental Series with respect to each country or region.  Based on market capitalization data as of December 31, 2022, for the Continental Series, the market capitalization of a small company in any country or region in which the Continental Series invests would be below $8,202 million.  This threshold will vary by country or region.  For example, based on market capitalization data as of December 31, 2022, the Advisor would consider a small company in the European Economic and Monetary Union (the
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“EMU”) to have a market capitalization below $6,125 million, a small company in Norway to have a market capitalization below $1,765 million, and a small company in Switzerland to have a market capitalization below $8,202 million. These thresholds will change due to market conditions. As a non-fundamental policy, under normal circumstances, the Continental Series will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of small companies located in continental Europe.  The Continental Series also may invest up to 20% of its net assets in small companies associated with non-European countries that the Advisor has identified as Approved Markets for investment.
The Advisor also will establish a minimum market capitalization that a company must meet in order to be considered for purchase, which minimum will change due to market conditions.  The Continental Series intends to invest in the stock of eligible companies using a market capitalization weighted approach within each country.  In addition, the Advisor may, in its discretion, either limit further investments in a particular country or divest the Continental Series of holdings in a particular country.  (See “INVESTMENT OBJECTIVES AND POLICIES - SMALL COMPANY SERIES—Portfolio Construction.”)  The Continental Series may emphasize certain stocks, including smaller capitalization companies, lower relative price stocks, and/or higher profitability stocks as compared to their representation in the small company segment of the region in which the Series is authorized to invest. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value.  In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time. The Advisor may decrease the amount that the Series invests in small capitalization companies that generally have lower profitability and/or higher relative prices.
The Advisor may also increase or reduce the Continental Series’ exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum and investment characteristics. The Advisor may consider a small capitalization company’s investment characteristics as compared to other eligible companies when making investment decisions and may exclude a small capitalization company with high investment as measured by the company’s recent asset growth.  The Series will generally not exclude more than 5% of the eligible small capitalization company universe within each eligible country based on such investment characteristics. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.
The Continental Series may invest in ETFs that provide exposure to the continental European equity markets or other equity markets, including the United States, for the purpose of gaining exposure to the equity markets while maintaining liquidity.  The Continental Series also may purchase or sell futures contracts and options on futures contracts for continental European equity securities and indices or other equity market securities and indices, including those of the United States, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Series. The Series does not intend to sell futures contracts to establish short positions in individual securities or to use derivatives for purposes of speculation or leveraging investment returns.  Because many of the Continental Series’ investments may be denominated in foreign currencies, the Series may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency.  In addition to money
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market instruments and other short-term investments, the Continental Series may invest in affiliated and unaffiliated registered and unregistered money market funds to manage the Series’ cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes.  Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.
The Asia Pacific Small Company Series
To achieve The Asia Pacific Small Company Series’ (the “Asia Pacific Series”) investment objective, the Advisor implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Series’ design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies and sectors. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.
The Asia Pacific Series is designed to purchase securities of a broad and diverse group of small companies associated with Australia, New Zealand and Pacific Rim Asian countries that have been designated as Approved Markets by the Advisor’s Investment Committee.  As of the date of this registration statement, the Asia Pacific Series may invest in small companies associated with the following Approved Markets: Australia, Hong Kong, New Zealand and Singapore (for a description of the securities approved for investment, see “International Equity Series— Approved Markets”).  Although the Advisor does not intend to purchase securities not associated with an Approved Market, the Series may acquire such securities in connection with corporate actions or other reorganizations or transactions with respect to securities that are held by the Series from time to time.  Also, the Series may continue to hold investments in countries that are not currently designated as Approved Markets, but had been authorized for investment in the past, and may reinvest distributions received in connection with such existing investments in such previously Approved Markets.
The Advisor measures company size on a country-specific basis and based primarily on market capitalization.  In the countries authorized for investment, the Advisor first ranks eligible companies listed based on the companies’ market capitalization.  The Advisor then determines the universe of eligible securities by defining the maximum market capitalization of a small company that may be purchased by the Asia Pacific Series with respect to each country authorized for investment.  Based on market capitalization data as of December 31, 2022, for the Asia Pacific Series, the market capitalization of a small company in any country in which the Asia Pacific Series invests would be below $4,411 million.  This threshold will vary by country.  Based on market capitalization data as of December 31, 2022, the Advisor would consider Asia Pacific small companies to be those companies with a market capitalization below $2,547 million in Australia, $4,411 million in Hong Kong, $1,593 million in New Zealand and $3,707 million in Singapore. These thresholds will change due to market conditions. As a non-fundamental policy, under normal circumstances, the Asia Pacific Series will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of small companies located in Australia, New Zealand and Pacific Rim Asian countries.
The Advisor also will establish a minimum market capitalization that a company must meet in order to be considered for purchase, which minimum will change due to market conditions.  The Asia Pacific Series intends to invest in eligible companies using a market capitalization weighted approach within each country.  (See “INVESTMENT OBJECTIVES AND POLICIES - SMALL COMPANY SERIES—Portfolio Construction.”).  The Series may emphasize certain stocks, including smaller capitalization companies, lower relative price stocks, and/or higher profitability stocks as compared to their
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representation in the small company segment of the region in which the Series is authorized to invest. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time. The Advisor may decrease the amount that the Series invests in small capitalization companies that generally have lower profitability and/or higher relative prices.
The Advisor may also increase or reduce the Asia Pacific Series’ exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum and investment characteristics. The Advisor may consider a small capitalization company’s investment characteristics as compared to other eligible companies when making investment decisions and may exclude a small capitalization company with high investment as measured by the company’s recent asset growth.  The Series will generally not exclude more than 5% of the eligible small capitalization company universe within each eligible country based on such investment characteristics.  The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.
The Asia Pacific Series may invest in ETFs that provide exposure to Asia Pacific equity markets or other equity markets, including the United States, for the purpose of gaining exposure to the equity markets while maintaining liquidity.  The Asia Pacific Series also may purchase or sell futures contracts and options on futures contracts for Asia Pacific equity securities and indices or other equity market securities and indices, including those of the United States, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Series. The Series does not intend to sell futures contracts to establish short positions in individual securities or to use derivatives for purposes of speculation or leveraging investment returns.  Because many of the Series’ investments may be denominated in foreign currencies, the Series may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency.  In addition to money market instruments and other short-term investments, the Asia Pacific Series may invest in affiliated and unaffiliated registered and unregistered money market funds to manage the Series’ cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes.  Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.
The Canadian Small Company Series
To achieve The Canadian Small Company Series’ (the “Canadian Series”) investment objective, the Advisor implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Series’ design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies and sectors. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.
The Canadian Series is designed to purchase a broad and diverse group of readily marketable securities of small companies associated with Canada, which is the Series’ Approved Market.  The Advisor measures
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company size based primarily on the market capitalization of companies.  The Advisor first ranks eligible companies by market capitalization.  The Advisor then determines the universe of eligible securities by defining the maximum market capitalization of a small company in Canada.  Based on market capitalization data as of December 31, 2022, the Advisor would consider Canadian small companies to be those companies with a market capitalization below $4,110 million. This threshold will change due to market conditions. As a non-fundamental policy, under normal circumstances, the Canadian Series will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of Canadian small companies.
The Canadian Series intends to purchase the stock of eligible companies using a market capitalization weighted approach.  (See “INVESTMENT OBJECTIVES AND POLICIES -SMALL COMPANY SERIES—Portfolio Construction.”)  The Series may emphasize certain stocks, including smaller capitalization companies, lower relative price stocks, and/or higher profitability stocks as compared to their representation in the small company segment of the Canadian market.  An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets.  The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time. The Advisor may decrease the amount that the Series invests in small capitalization companies that generally have lower profitability and/or higher relative prices.
The Advisor may also increase or reduce the Canadian Series’ exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum and investment characteristics. The Advisor may consider a small capitalization company’s investment characteristics as compared to other eligible companies when making investment decisions and may exclude a small capitalization company with high investment as measured by the company’s recent asset growth.  The Series will generally not exclude more than 5% of the eligible Canadian small capitalization companies based on such investment characteristics. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.
The Canadian Series may invest in ETFs that provide exposure to the Canadian equity market or other equity markets, including the United States, for the purpose of gaining exposure to the equity markets while maintaining liquidity.  The Canadian Series also may purchase or sell futures contracts and options on futures contracts for Canadian equity securities and indices or other equity market securities and indices, including those of the United States, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Series. The Series does not intend to sell futures contracts to establish short positions in individual securities or to use derivatives for purposes of speculation or leveraging investment returns. Because many of the Series’ investments may be denominated in foreign currencies, the Series may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency.  In addition to money market instruments and other short-term investments, the Canadian Series may invest in affiliated and unaffiliated registered and unregistered money market funds to manage the Series’ cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes.  Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.
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Portfolio Construction
Each of the Small Company Series intends to invest in the securities of eligible companies using a market capitalization weighted approach.  See “Market Capitalization Weighted Approach.”  The following discussion applies to the investment policies of the Small Company Series.
The decision to include or exclude the shares of an issuer will generally be made on the basis of such issuer’s relative market capitalization determined by reference to other companies located in the same country or region.  Company size is measured in terms of local currencies in order to eliminate the effect of variations in currency exchange rates.
If securities must be sold in order to obtain funds to make redemption payments, such securities may be repurchased, as additional cash becomes available.  In most instances, however, management would anticipate selling securities which had appreciated sufficiently to be eligible for sale and, therefore, would not need to repurchase such securities.
Generally, current income is not sought as an investment objective and investments will not be based upon an issuer’s dividend payment policy or record.  However, many of the companies whose securities will be selected for investment do pay dividends.  It is anticipated, therefore, that dividend income will be received.
Portfolio Transactions
On a periodic basis, the Advisor will review the holdings of each Small Company Series and determine which, at the time of such review, are no longer considered small Japanese, United Kingdom, European, Asia Pacific or Canadian companies.
Securities that have depreciated in value since their acquisition will not be sold solely because prospects for the issuer are not considered attractive, or due to an expected or realized general decline in securities prices.  Securities may be disposed of, however, at any time when, in the Advisor’s judgment, circumstances, such as (but not limited to) tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices, warrant their sale.  Securities generally will not be sold solely to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held.  Generally, securities will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered an appropriate holding in light of the policy of maintaining portfolios of companies with small market capitalizations.
The DFA International Value Series
The investment objective of The DFA International Value Series (the “International Value Series”) is to achieve long-term capital appreciation.  To achieve the International Value Series’ investment objective, the Advisor implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Series’ design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies and sectors. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.
The Series operates as a diversified investment company and is designed to purchase the securities of large non-U.S. companies that the Advisor believes to be value stocks at the time of purchase.  The Advisor
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may overweight certain stocks, including smaller companies, lower relative price (value) stocks, and/or higher profitability stocks within the large-cap value segment of developed ex U.S. markets. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value.  In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios.  An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.  The International Value Series intends to purchase the securities of large companies associated with countries with developed markets designated as Approved Markets by the Advisor’s Investment Committee.  As of the date of this registration statement, the Series may purchase the securities of large companies associated with the following Approved Markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom (for a description of the securities approved for investment, see “International Equity Series—Approved Markets”).  The Advisor will determine in its discretion when and whether to invest in countries that have been authorized, depending on a number of factors, including, but not limited to, asset growth in the Series, constraints imposed in Approved Markets and other characteristics of each country’s markets.  Although the Advisor does not intend to purchase securities not associated with an Approved Market, the Series may acquire such securities in connection with corporate actions or other reorganizations or transactions with respect to securities that are held by the Series from time to time.  In addition to the countries listed above, the Series may continue to hold investments in countries that are not currently authorized for investment, but had been authorized for investment in the past, and may reinvest distributions received in connection with such existing investments in such previously Approved Markets.  The Investment Committee of the Advisor may authorize other developed markets for investment in the future, in addition to the countries identified above.
Under normal market conditions, the International Value Series intends to invest at least 40% of its assets in three or more non-U.S. countries by investing in securities of companies associated with such countries.
In the countries or regions authorized for investment, the Advisor first ranks eligible companies listed on selected exchanges based on the companies’ market capitalizations.  The Advisor then determines the universe of eligible securities by defining the minimum market capitalization of a large company that may be purchased by the International Value Series with respect to each country or region.  Based on market capitalization data as of December 31, 2022, for the International Value Series, the market capitalization of a large company in any country or region in which the International Value Series invests would be $1,325 million or above.  This threshold will vary by country or region.  For example, based on market capitalization data as of December 31, 2022, the Advisor would consider a large company in the EMU to have a market capitalization of at least $6,125 million, a large company in Norway to have a market capitalization of at least $1,765 million, and a large company in Switzerland to have a market capitalization of at least $8,202 million. These thresholds will change due to market conditions.
The Advisor may also increase or reduce the International Value Series’ exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.
The weightings of countries in the Series may vary from their weightings in international indices, such as those published by FTSE International, MSCI or Citigroup. The Advisor may adjust the representation in
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the International Value Series of an eligible company, or exclude a company, after considering such factors as free float, price momentum, trading strategies, liquidity, size, relative price, profitability, and other factors that the Advisor determines to be appropriate.
The International Value Series also may purchase or sell futures contracts and options on futures contracts for foreign or U.S. equity securities and indices, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Series. The Series does not intend to sell futures contracts to establish short positions in individual securities or to use derivatives for purposes of speculation or leveraging investment returns. Because many of the Series’ investments may be denominated in foreign currencies, the Series may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency. The International Value Series may invest in ETFs for the purpose of gaining exposure to the equity markets while maintaining liquidity. In addition to money market instruments and other short-term investments, the International Value Series may invest in affiliated and unaffiliated registered unregistered money market funds to manage the Series’ cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes.  Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.
The Series does not seek current income as an investment objective, and investments will not be based upon an issuer’s dividend payment policy or record.  However, many of the companies whose securities will be owned by the Series do pay dividends.  It is anticipated, therefore, that the Series will receive dividend income.  The Series may lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income.  (See “Securities Loans” below.)
Securities which have depreciated in value since their acquisition will not be sold by the Series solely because prospects for the issuer are not considered attractive, or due to an expected or realized general decline in securities prices.  Securities may be disposed of, however, at any time when, in the Advisor’s judgment, circumstances warrant their sale, such as tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices.  Securities generally will not be sold solely to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held.  Generally, securities will be purchased with the expectation that they will be held for longer than one year, and will be held until such times as they are no longer considered an appropriate holding in light of the policy of maintaining a portfolio of companies with large market capitalizations and high book-to-market ratios.
In addition to the policies discussed in response to this Item, investment limitations have been adopted by each Series and are noted in response to Items 16(b) and (c) of Part B.
International Equity Series—Approved Markets
The Japanese Series, United Kingdom Series, Continental Series, Asia Pacific Series, Canadian Series, and International Value Series (collectively, the “International Equity Series”) invest in countries designated as Approved Markets for the Series by the Advisor’s Investment Committee.  The International Equity Series invest in securities of Approved Markets (as identified in investment objectives and policies sections above) listed on bona fide securities exchanges or traded on the over-the-counter markets.  These exchanges or over-the-counter markets may be either within or outside the issuer’s domicile country.  For example, the securities may be listed or traded in the form of European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”), American Depository Receipts (“ADRs”), or other types of depository receipts (including non-voting depositary receipts) or may be listed on bona fide securities
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exchanges in more than one country.  An International Equity Series will consider for purchase securities that are associated with an Approved Market (“Approved Market Securities”). Approved Market Securities are:  (a) securities of companies that are organized under the laws of, or maintain their principal place of business in, an Approved Market; (b) securities for which the principal trading market is in an Approved Market; (c) securities issued or guaranteed by the government of an Approved Market, its agencies or instrumentalities, or the central bank of such country or territory; (d) securities of companies that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in Approved Markets, or have at least 50% of their assets in Approved Markets; (e) securities included in a Series’ benchmark index, which tracks Approved Markets; or (f) depositary shares of companies associated with Approved Markets under the criteria above.  Securities of Approved Markets may include securities of companies that have characteristics and business relationships common to companies in other countries or regions.  As a result, the value of the securities of such companies may reflect economic and market forces in such other countries or regions as well as in the Approved Markets.  The Advisor, however, will select only those companies that, in its view, have sufficiently strong exposure to economic and market forces in Approved Markets that satisfy the criteria described above. An International Equity Series also may obtain exposure to Approved Market Securities by investing in derivative instruments that derive their value from Approved Market Securities, or by investing in securities of pooled investment vehicles that invest at least 80% of their assets in Approved Market Securities.

Market Capitalization Weighted Approach
The portfolio structures of each International Equity Series (excluding the International Value Series) involves market capitalization weighting in determining individual security weights and, where applicable, country or region weights.  Market capitalization weighting means each security is generally purchased based on the issuer’s relative market capitalization.  Market capitalization weighting may be modified by the Advisor for a variety of reasons.  The Advisor may adjust the representation in a Series of an eligible company, or exclude a company, after considering such factors as free float, price momentum, trading strategies, liquidity, size, relative price, profitability, investment characteristics, and other factors that the Advisor determines to be appropriate. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets.  In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets.  The criteria the Advisor uses for assessing profitability and investment characteristics are subject to change from time to time. The Advisor may deviate from market capitalization weighting to limit or fix the exposure of a Series to a particular issuer to a maximum proportion of the assets of the Series.  The Advisor may exclude the stock of a company that meets applicable market capitalization criterion if the Advisor determines, in its judgment, that the purchase of such stock is inappropriate in light of other conditions.  These adjustments will result in a deviation from traditional market capitalization weighting.
Adjustment for free float modifies market capitalization weighting to exclude the share capital of a company that is not freely available for trading in the public equity markets.  For example, the following types of shares may be excluded:  (i) those held by strategic investors (such as governments, controlling shareholders and management); (ii) treasury shares; or (iii) shares subject to foreign ownership restrictions.
Furthermore, the Advisor may reduce the relative amount of any security held in order to retain sufficient portfolio liquidity.  A portion, but generally not in excess of 20% of assets, may be invested in interest bearing obligations, such as money market instruments, thereby causing further deviation from market
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capitalization weighting.  A further deviation may occur due to holdings in securities received in connection with corporate actions.
Block purchases of eligible securities may be made at opportune prices, even though such purchases exceed the number of shares that, at the time of purchase, adherence to a market capitalization weighted approach would otherwise require.  In addition, securities eligible for purchase or otherwise represented in a Series may be acquired in exchange for the issuance of shares.  See “Purchase of Fund Shares—In Kind Purchases.”  While such transactions might cause a deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of assets.
Generally, changes in the composition and relative ranking (in terms of market capitalization) of the securities that are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price changes of such securities.  On at least a semi-annual basis, the Advisor will identify companies whose stock is eligible for investment by a Series.  Additional investments generally will not be made in securities that have changed in value sufficiently to be excluded from the Advisor’s then current market capitalization requirement for eligible portfolio securities. This may result in further deviation from market capitalization weighting.  Such deviation could be substantial if a significant amount of holdings of a Series change in value sufficiently to be excluded from the requirement for eligible securities, but not by a sufficient amount to warrant their sale.
Country weights may be based on the total market capitalization of companies within each country.  The country weights may take into consideration the free float of companies within a country or whether these companies are eligible to be purchased for the particular strategy.  In addition, to maintain a satisfactory level of diversification, the Investment Committee may limit or fix the exposure to a particular country or region to a maximum proportion of the assets of that vehicle.  Country weights may also vary due to general day-to-day trading patterns and price movements.  The weighting of countries may vary from their weighting in published international indices.
The Emerging Markets Series and The Emerging Markets Small Cap Series
The investment objective of both The Emerging Markets Series and The Emerging Markets Small Cap Series (each, an “Emerging Markets Series”) is to achieve long-term capital appreciation.  To achieve the Emerging Markets Series’ investment objectives, the Advisor implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Series’ design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies and sectors. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.
Each Emerging Markets Series is designed to purchase companies associated with emerging markets, which may include frontier markets (emerging market countries in an earlier stage of development), authorized for investment by the Investment Committee of the Advisor (“Approved Markets”).  Each Emerging Markets Series invests its assets primarily in Approved Market equity securities listed on bona fide securities exchanges or actively traded on over-the-counter markets.  These exchanges or over-the-counter markets may be either within or outside the issuer’s domicile country.  For example, the securities may be listed or traded in the form of EDRs, GDRs, ADRs, or other types of depositary receipts (including non-voting depositary receipts) or may be listed on bona fide securities exchanges in more than one country.
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Series’ Characteristics and Policies.  The Emerging Markets Series will seek to purchase a broad market coverage of larger companies associated with Approved Markets.  The Advisor’s definition of large varies across countries and is based primarily on market capitalization.  In each country authorized for investment, the Advisor first ranks eligible companies listed on selected exchanges based on the companies’ market capitalizations.  The Advisor then defines the minimum market capitalization for a large company in that country.  For example, based on market capitalization data as of December 31, 2022, Mexico had a size threshold of $4,888 million or above and Czech Republic had a size threshold of $1,718 million or above. These thresholds will change due to market conditions. In addition, the Advisor may consider a company’s size, relative price, and/or profitability relative to other eligible companies when making investment decisions for The Emerging Markets Series.  An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as a company’s book value in relation to its market value, as well as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time. The Advisor may also adjust the representation in The Emerging Markets Series of an eligible company, or exclude a company, after considering such factors as free float, price momentum, trading strategies, and other factors that the Advisor determines to be appropriate. As a non-fundamental policy, under normal circumstances, The Emerging Markets Series will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in emerging market investments that are defined in this registration statement as Approved Market securities.
The Emerging Markets Small Cap Series will seek to purchase a broad market coverage of smaller companies associated with Approved Markets. The Advisor’s definition of small varies across countries and is based primarily on market capitalization.  In each country authorized for investment, the Advisor first ranks eligible companies listed on selected exchanges based on the companies’ market capitalizations.  The Advisor then defines the maximum market capitalization for a small company in that country.  For example, based on market capitalization data as of December 31, 2022, Mexico had a size threshold of below $4,888 million and Greece had a size threshold of below $1,925 million. These thresholds will change due to market conditions.
The Advisor may also adjust the representation in The Emerging Markets Small Cap Series of an eligible company, or exclude a company, after considering such factors as free float, price momentum, trading strategies, liquidity, relative price, profitability, investment characteristics, and other factors that the Advisor determines to be appropriate. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets.  The criteria the Advisor uses for assessing relative price, and profitability are subject to change from time to time. As a non-fundamental policy, under normal circumstances, The Emerging Markets Small Cap Series will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in emerging markets investments that are defined in this registration statement as small company Approved Market securities.
The Advisor may also increase or reduce each Emerging Markets Series’ exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.
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For The Emerging Markets Small Cap Series, the Advisor may consider a small capitalization company’s investment characteristics as compared to other eligible companies when making investment decisions and may exclude a small capitalization company with high investment as measured by the company’s recent asset growth. The Emerging Markets Small Cap Series will generally not exclude more than 5% of the eligible small capitalization company universe within each eligible country based on such investment characteristics. The criteria the Advisor uses for investment characteristics are subject to change from time to time. The Advisor may decrease the amount that The Emerging Markets Small Cap Series invests in small capitalization companies that generally have lower profitability and/or higher relative prices.
Each Emerging Markets Series will consider for purchase securities that are associated with an Approved Market (“Approved Market Securities”). Approved Market Securities are:  (a) securities of companies that are organized under the laws of, or maintain their principal place of business in, an Approved Market; (b) securities for which the principal trading market is in an Approved Market; (c) securities issued or guaranteed by the government of an Approved Market, its agencies or instrumentalities, or the central bank of such country or territory; (d) securities of companies that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in Approved Markets, or have at least 50% of their assets in Approved Markets; (e) securities included in a Series’ benchmark index, which tracks  Approved Markets; or (f) depositary shares of companies associated with Approved Markets under the criteria above.  Securities of Approved Markets may include securities of companies that have characteristics and business relationships common to companies in other countries or regions. As a result, the value of the securities of such companies may reflect economic and market forces in such other countries as well as in the Approved Markets.  The Advisor, however, will select only those companies that, in its view, have sufficiently strong exposure to economic and market forces in Approved Markets that satisfy the criteria described above. Each Emerging Markets Series also may obtain exposure to Approved Market Securities by investing in derivative instruments that derive their value from Approved Market Securities, or by investing in securities of pooled investment vehicles that invest at least 80% of their assets in Approved Market Securities.
In determining what countries are eligible markets for each Emerging Markets Series, the Advisor may consider various factors, including, without limitation, the data, analysis, and classification of countries published or disseminated by the International Bank for Reconstruction and Development (commonly known as the World Bank), the International Finance Corporation, FTSE International, and MSCI.  Approved Markets may not include all such emerging markets.  In determining whether to approve markets for investment, the Advisor may take into account, among other things, market liquidity, relative availability of investor information, government regulation, including fiscal and foreign exchange repatriation rules, and the availability of other access to these markets by each of the Series.
As of the date of this registration statement, the following countries are designated as Approved Markets for each Emerging Markets Series: Brazil, Chile, China, Colombia, Czech Republic (Emerging Markets Series only), Egypt (Emerging Markets Series only), Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Peru (Emerging Markets Series only), the Philippines, Poland, Qatar, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates. Although the Advisor does not intend to purchase securities not associated with an Approved Market, each Emerging Markets Series may acquire such securities in connection with corporate actions or other reorganizations or transactions with respect to securities that are held by the Series from time to time. In addition to the Approved Markets listed above, each Emerging Markets Series may continue to hold investments in countries that are not currently authorized for investment, but that had been authorized for investment in the past, and may reinvest distributions received in connection with such existing investments in such previously Approved Markets.
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Pending the investment of new capital in Approved Market securities, each Emerging Markets Series will typically invest in money market instruments or other highly liquid debt instruments, including those denominated in U.S. dollars (including, without limitation, repurchase agreements).  In addition, each Series may, for liquidity or for temporary defensive purposes during periods in which market or economic or political conditions warrant, purchase fixed income securities, such as money market instruments, or hold freely convertible currencies, although neither Emerging Markets Series expects the aggregate of all such amounts to exceed 20% of its net assets under normal circumstances.  Each Emerging Markets Series also may invest in ETFs that provide exposure to Approved Markets or other equity markets, including the United States, for the purposes of gaining exposure to the equity markets while maintaining liquidity.  In addition to money market instruments and other short-term investments, each Emerging Markets Series may invest in affiliated and unaffiliated registered and unregistered money market funds to manage cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes.  Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.
To the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), both Emerging Markets Series also may purchase shares of other investment companies that invest in one or more Approved Markets, although they intend to do so only where access to those markets is otherwise significantly limited.  In some Approved Markets, it may be necessary or advisable for an Emerging Markets Series to establish a wholly-owned subsidiary or a trust for the purpose of investing in the local markets.
Both Emerging Markets Series may purchase or sell futures contracts and options on futures contracts, for Approved Market or other equity market securities and indices, including those of the United States, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Series. Neither of the Emerging Markets Series intends to sell futures contracts to establish short positions in individual securities or to use derivatives for purposes of speculation or leveraging investment returns.  Because many of each Series’ investments may be denominated in foreign currencies, the Series may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency.
Both Emerging Markets Series may also invest in China A-shares (equity securities of companies listed in China) that are accessible through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (together, “Stock Connect”) and variable interest entities (special structures that utilize contractual arrangements to provide exposure to certain Chinese companies).
Portfolio Structure.  Each Emerging Markets Series seeks broad market diversification.  The decision to include or exclude the shares of an issuer will be made primarily on the basis of such issuer’s relative market capitalization determined by reference to other companies located in the same country.  Company size is measured in terms of reference to other companies located in the same country and in terms of local currencies in order to eliminate the effect of variations in currency exchange rates.  In addition, The Emerging Markets Series may consider a company’s book to market ratio.
Neither Emerging Markets Series seeks current income as an investment objective, and investments will not be based upon an issuer’s dividend payment policy or record.  However, many of the companies whose securities will be included in an Emerging Markets Series do pay dividends.  It is anticipated, therefore, that both Emerging Markets Series will receive dividend income.
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Generally, securities will be purchased with the expectation that they will be held for longer than one year.  However, securities may be disposed of at any time when, in the Advisor’s judgment, circumstances warrant their sale.  Generally, securities will not be sold solely to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held.
For the purpose of converting U.S. dollars to another currency or vice versa, or converting one foreign currency to another foreign currency, each Emerging Markets Series may enter into foreign currency forward contracts.  In addition, to hedge against changes in the relative values of foreign currencies, each Emerging Markets Series may purchase foreign currency futures contracts.  However, the Series generally do not hedge foreign currency risk.  A Series will only enter into such futures contracts if it is expected that the Series will be able readily to close out such contracts.  There, however, can be no assurance that it will be able in any particular case to do so, in which case the Series may suffer a loss.
Portfolio Transactions—All Series Except Money Market Series
In general, securities will not be purchased or sold based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase.  Securities which have depreciated in value since their acquisition will not be sold solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general.  Securities generally will not be sold solely to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held.  Securities, including those eligible for purchase, may be disposed of, however, at any time when, in the Advisor’s judgment, circumstances warrant their sale, including but not limited to tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices.  Generally, securities will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered an appropriate holding in light of the investment policy of each Series.
Portfolio Transactions—All Series
In attempting to respond to adverse market, economic, political, or other conditions, a Series may, from time to time, invest its assets in a temporary defensive manner that is inconsistent with the Series’ principal investment strategies. In these circumstances, the Series may be unable to achieve its investment objective.  With respect to the Money Market Series, the Series may deviate from its policy to invest at least 25% of its total assets in banking industry securities when investing in a temporary defensive manner.
INVESTMENT OBJECTIVE AND POLICIES—THE DFA SHORT TERM INVESTMENT FUND
The investment objective of the Money Market Series is to seek to provide a high level of current income consistent with liquidity and the preservation of capital.  As a money market fund, the Money Market Series will pursue its investment objective by investing in U.S. dollar-denominated short-term debt securities that meet the strict standards established by the Board of Trustees of the Trust (the “Board”), which are in accordance with Rule 2a‑7 under the 1940 Act.  The Money Market Series’ investments will include: direct obligations issued by the U.S. Treasury (“U.S. Treasury Obligations”); obligations issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities (“U.S. Government Obligations”); taxable and tax-exempt municipal securities; obligations of U.S. thrift institutions, savings and loans, banks, and foreign banks (including U.S. subsidiaries and branches of foreign banks); commercial paper and other instruments; U.S. dollar-denominated securities that trade outside of the United States (“Eurodollar Securities”); repurchase agreements; and shares of other money market funds.
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Under Rule 2a-7, the Money Market Series is permitted to invest only in Eligible Securities (as defined in Rule 2a-7) which meet specified quality criteria at the time of acquisition.
The Money Market Series will acquire obligations that have remaining maturities of 397 calendar days or less (with certain exceptions as permitted under Rule 2a-7).  The Series will maintain a dollar-weighted average portfolio maturity of 60 calendar days or less and will maintain a dollar-weighted average life (“weighted average life”) of 120 calendar days or less, in accordance with Rule 2a-7.  “Weighted average life” is the dollar-weighted average portfolio maturity measured without reference to provisions that otherwise permit the maturity of certain adjustable rate securities to be deemed to be “shortened” to their next interest rate reset dates.  The Money Market Series will limit its purchases of any one issuer’s securities (other than U.S. government securities) to 5% of the Series’ total assets, except in limited circumstances permitted under Rule 2a-7.
The Money Market Series does not seek to maintain a stable share price of $1.00.  As a result, the Money Market Series’ share price, which is its net asset value per share, will fluctuate due to the Series’ own investment experience and reflect the effects of unrealized appreciation and depreciation and realized losses and gains. Because the Money Market Series will not seek to maintain a stable share price of $1.00, the Advisor believes that there may be less motivation for shareholders of the Money Market Series to redeem shares solely in an effort to act before depreciation and losses are reflected in the share price.  However, there is no guarantee that the Money Market Series will not experience redemptions based upon unrealized depreciation, realized losses or other factors.  Further, because the Money Market Series does not seek to maintain a stable share price, investors should expect the value of their investment to vary and reflect the value of the Money Market Series’ holdings.
Description of Investments
The following is a description of the categories of investments that may be acquired by the Money Market Series:
1. U.S. Treasury Obligations—Debt securities issued by the U.S. Treasury that are direct obligations of the U.S. Government, including bills, notes and bonds. These securities may also be purchased on a “when-issued” basis.
2. U.S. Government Agency Obligations—Obligations issued or guaranteed by U.S. government-sponsored instrumentalities and federal agencies, that have different levels of credit support.  The U.S. government agency obligations include, but are not limited to, securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, including Ginnie Mae mortgage pass-through securities.  Other securities issued by agencies and instrumentalities sponsored by the U.S. Government may be supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or are supported only by the credit of such agencies, such as Freddie Mac and Fannie Mae, including their mortgage pass-through securities. These securities may also be purchased on a “when-issued” or “to-be-announced” basis, such as mortgage TBAs.
3. Taxable and Tax-Exempt Municipal Securities—Municipal securities include bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities.  The interest on certain municipal
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securities purchased by the Series, in the opinion of bond counsel for the issuers, is exempt from Federal income tax.
4. Corporate Debt Obligations—Corporate debt securities (e.g., bonds and debentures), that are considered Eligible Securities (as defined in Rule 2a-7) at the time of acquisition.
5. Bank Obligations— Obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit), time deposits and bankers’ acceptances. Bank certificates of deposit will only be acquired from banks having assets in excess of $1,000,000,000.
6. Commercial Paper—Commercial paper and other instruments (such as notes and bonds) considered Eligible Securities (as defined in Rule 2a-7) at the time of acquisition.
7. Repurchase Agreements—Repurchase agreements are instruments through which the Money Market Series purchases securities (“underlying securities”) from a bank, a registered U.S. government securities dealer, or such other counterparties with creditworthiness and other characteristics deemed appropriate by the Advisor, with an agreement by the seller to repurchase the securities at an agreed price, plus interest at a specified rate.  The underlying securities will be limited to U.S. Treasury, U.S. government and U.S. government agency obligations described in (1) and (2) above.  A repurchase agreement with a duration of more than seven calendar days will be subject to the Series’ investment restriction on illiquid securities.  Accordingly, the Money Market Series will not enter into a repurchase agreement with a duration of more than seven calendar days if, as a result, more than 5% of the value of the Series’ total assets would be so invested.  The Series will invest in repurchase agreements with banks, U.S. government securities dealers, and/or other counterparties, as described above, that are approved by the Investment Committee of the Advisor.  The Advisor will monitor the market value of the underlying securities, plus any accrued interest thereon, so that the market value of the underlying securities will at least equal the repurchase price.
8. Foreign Government and Agency Obligations—U.S. dollar-denominated bills, notes, bonds and other debt securities issued or guaranteed by foreign governments, or their authorities, agencies, instrumentalities or political subdivisions.
9. Supranational Organization Obligations—Debt securities of supranational organizations such as the European Investment Bank, the Inter-American Development Bank, or the World Bank, which are chartered to promote economic development.
10. Eurodollar Securities—Debt securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States.
11. Money Market Funds.  The Money Market Series may invest in affiliated and unaffiliated unregistered money market funds.  Investments in money market funds may involve a duplication of certain fees and expenses.
Investments by the Money Market Series may include both fixed and floating rate securities.  Floating rate securities bear interest at rates that vary with prevailing market rates.  Interest rate adjustments are made periodically (e.g., daily), usually based on a money market index such as the Secured Overnight Financing Rate (SOFR), Treasury bill rate or a comparable type of reference rate.  The investments that may be purchased by the Money Market Series include instruments issued by trusts, partnerships or other
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special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities or other assets owned by such issuers.
Investments in the Banking Industry
The Money Market Series will invest more than 25% of its total assets in obligations of U.S. and/or foreign banks and bank holding companies (“banking industry securities”).  For the purpose of this policy, which is a fundamental policy of the Money Market Series and can only be changed by a vote of the shareholders of the Series, banks and bank holding companies are considered to constitute a single industry, the banking industry.  However, the Money Market Series, if attempting to respond to adverse market, economic, political, or other conditions, may, from time to time, invest less than 25% of its total assets in banking industry securities as a temporary defensive measure.
The types of bank and bank holding company obligations in which the Money Market Series may invest include: certificates of deposit, bankers’ acceptances, commercial paper, and other debt obligations issued in the United States that mature within 397 calendar days of the trade date, provided such obligations are Eligible Securities (as defined in Rule 2a-7) at the time of acquisition.  In addition, the Money Market Series is authorized to invest more than 25% of its total assets in Treasury bonds, bills, and notes, and obligations of federal agencies and instrumentalities.
Securities Loans
Each Series of the Trust, except the Money Market Series, may lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income.  While a Series may earn additional income from lending securities, such activity is incidental to the investment objective of the Series.  The value of securities loaned may not exceed 33 1/3% of the value of a Series’ total assets, which includes the value of collateral received.  To the extent a Series loans a portion of its securities, a Series will receive collateral consisting generally of cash or U.S. government securities. Collateral received will be maintained by marking to market daily and (i) in an amount equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. Government or its agencies, (ii) in an amount generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) in an amount generally equal to 105% of the current market value of the loaned securities with respect to foreign securities.  Subject to their stated investment policies, the Series will generally invest the cash collateral received for the loaned securities in The DFA Short-Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. The Series may also invest such collateral in securities of the U.S. Government or its agencies, repurchase agreements collateralized by securities of the U.S. Government or its agencies, and unaffiliated registered and unregistered money market funds.  For purposes of this paragraph, agencies include both agency debentures and agency mortgage backed securities.  In addition, the Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities.  However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.  See Part B for a further discussion of the tax consequences related to securities lending.  A Series will be entitled to recall a loaned security in time to vote proxies or otherwise obtain rights to vote proxies of loaned securities if the Series knows a material event will occur.  In the event of the bankruptcy of the borrower, the Trust could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.  (See “Risks” in Item 9(c) for a discussion of the risks related to securities lending.)
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Securities Lending Revenue
During the fiscal year ended October 31, 2022, the following Series received the following net revenues from a securities lending program (see “Securities Loans”), which constituted a percentage of the average daily net assets of the Series.

Series	Net Revenue*	Percentage of Net Assets
The U.S. Large Cap Value Series	$ 653,015	0.00%
The DFA International Value Series	$ 4,610,633	0.04%
The Japanese Small Company Series	$ 1,568,913	0.05%
The Asia Pacific Small Company Series	$ 4,166,894	0.23%
The United Kingdom Small Company Series	$ 102,154	0.01%
The Continental Small Company Series	$ 5,923,776	0.10%
The Canadian Small Company Series	$ 1,695,407	0.13%
The Emerging Markets Series	$ 5,113,240	0.10%
The Emerging Markets Small Cap Series	$ 18,977,422	0.42%

*The amounts included in the table above may differ from the amounts disclosed in the Series’ annual reports due to timing differences, reconciliations, and certain other adjustments.

Item 9(b) Other Investment Practices.  The Series are operated by a person that has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Series described in this Part A, and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA with respect to such Series.  (See “Risks” in Item 9(c).)
Each of the U.S. Large Cap Value Series, International Value Series, Japanese Series, Asia Pacific Series, United Kingdom Series, Continental Series, Canadian Series, Emerging Markets Series and Emerging Markets Small Cap Series will not rely on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act to operate as a fund of funds.
Item 9(c) Risks.
Because the value of your investment in a Series will fluctuate, there is the risk that you will lose money. An investment in a Series is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Series.
Equity Market Risk—All Series Except Money Market Series
Each Series, except the Money Market Series, is subject to equity market risk.  Even a long-term investment approach cannot guarantee a profit. Economic, market, political, and issuer-specific conditions and events will cause the value of equity securities, and the Series that owns them, to rise or fall. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Portfolio securities may be negatively impacted by inflation (or expectations for inflation), interest rates, global demand for particular products/services or resources,
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natural disasters, pandemics, epidemics, terrorism, war, military confrontations, regulatory events and governmental or quasi-governmental actions, among others.
The coronavirus (COVID-19) pandemic has resulted, at times, in market closures, market volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in global travel restrictions and disruptions of healthcare systems, business operations and supply chains, layoffs, reduced consumer demand, defaults and credit rating downgrades, and other significant economic impacts. The effects of COVID-19 have impacted global economic activity and may heighten pre-existing political, social and economic risks, domestically or globally. The full impact and duration of the COVID-19 pandemic (or other future epidemics or pandemics) are unpredictable and may adversely affect the Series’ performance.
Market Risk—Money Market Series
Economic, political and issuer specific events will cause the value of securities, and the Money Market Series that owns them, to rise and fall.  The Money Market Series’ share price, which is its net asset value per share, will fluctuate due to the Series’ own investment experience and reflect the effects of unrealized appreciation and depreciation and realized losses and gains.
The coronavirus (COVID-19) pandemic has resulted, at times, in market closures, market volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in global travel restrictions and disruptions of healthcare systems, business operations and supply chains, layoffs, reduced consumer demand, defaults and credit rating downgrades, and other significant economic impacts. The effects of COVID-19 have impacted global economic activity and may heighten pre-existing political, social and economic risks, domestically or globally. The full impact and duration of the COVID-19 pandemic (or other future epidemics or pandemics) are unpredictable and may adversely affect the Series’ performance.
Small Company Securities
The Japanese Series, Asia Pacific Series, United Kingdom Series, Continental Series, Canadian Series, and Emerging Markets Small Cap Series invest in small company securities.  Securities of small companies are often less liquid than those of large companies and this could make it difficult to sell a small company security at a desired time or price.  As a result, small company stocks may fluctuate relatively more in price.  In general, smaller capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.
Foreign Securities
The Japanese Series, United Kingdom Series, Continental Series, Asia Pacific Series, Canadian Series, International Value Series, The Emerging Markets Series, The Emerging Markets Small Cap Series and Money Market Series invest in foreign issuers.  Such investments involve risks that are not associated with investments in U.S. public companies.  Such risks may include legal, political and/or diplomatic actions of foreign governments, such as imposition of withholding taxes on interest and dividend income payable on the securities held, possible seizure or nationalization of foreign deposits, establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the value of the assets held by the Series.  (Also see “Foreign Currencies and Related Transactions” below.)  Further, foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those of U.S. public companies and there may be less publicly available information about such companies than comparable U.S. companies.  The Money Market Series also may
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invest in obligations of supranational organizations.  The value of the obligations of these organizations may be adversely affected if one or more of their supporting governments discontinue their support.
The economies of many countries in which the Japanese, United Kingdom, Continental, Asia Pacific, Canadian, International Value and Money Market Series invest are not as diverse or resilient as the U.S. economy, and have significantly less financial resources.  Some countries are more heavily dependent on international trade and may be affected to a greater extent by protectionist measures of their governments, or dependent upon a relatively limited number of commodities and, thus, sensitive to changes in world prices for those commodities.
In many foreign countries, stock markets are more variable than U.S. markets for two reasons.  Contemporaneous declines in both (i) foreign securities prices in local currencies, and (ii) the value of local currencies in relation to the U.S. dollar can have a significant negative impact on the net asset value of a Series that holds the foreign securities.  The net asset values of the Series are denominated in U.S. dollars, and therefore, declines in market price of both the foreign securities held by a Series and the foreign currency in which those securities are denominated will be reflected in the net asset value of the Series’ shares. The Money Market Series will limit its portfolio investments to U.S. dollar-denominated securities.
Because each of the Japanese Series, United Kingdom Series, Continental Series, Asia Pacific Series and Canadian Series concentrates investments in a particular country or region, each Series’ performance is expected to be closely tied to the social, political and economic conditions within such country or region and to be more volatile than the performance of funds with more geographically diverse investments.
Investing in Emerging Markets
The investments of The Emerging Markets Series and The Emerging Markets Small Cap Series involve risks that are in addition to the usual risks of investing in developed foreign markets.  A number of emerging market securities markets restrict, to varying degrees, foreign investment in stocks.  Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries.  In some jurisdictions, such restrictions and the imposition of taxes are intended to discourage shorter rather than longer term holdings.  While The Emerging Markets Series and The Emerging Markets Small Cap Series will invest only in markets where these restrictions are considered acceptable to the Advisor, new or additional repatriation restrictions might be imposed subsequent to a Series’ investment.  If such restrictions were imposed subsequent to investment in the securities of a particular country, a Series may, among other things, discontinue the purchasing of securities in that country.  Such restrictions will be considered in relation to the Series’ liquidity needs and other factors and may make it particularly difficult to establish the fair market value of particular securities from time to time.  Further, some attractive equity securities may not be available to the Series because foreign shareholders hold the maximum amount permissible under current laws.
Relative to the U.S. and to larger non-U.S. markets, many of the emerging market securities markets in which The Emerging Markets Series and The Emerging Markets Small Cap Series may invest are relatively small, have low trading volumes, suffer periods of illiquidity, are characterized by significant price volatility and generally have higher risks than developed markets.  Such factors may be even more pronounced in jurisdictions where securities ownership is divided into separate classes for domestic and non-domestic owners.  These risks are heightened for investments in small company emerging markets securities.
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In addition, many emerging markets, including most Latin American countries, have experienced substantial, and, in some periods, extremely high, rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain countries.  In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.  Certain emerging markets have recently transitioned, or are in the process of transitioning, from centrally controlled to market-based economies.  There can be no assurance that such transitions will be successful.
Brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States; this is particularly true with respect to emerging markets.  Such markets have different settlement and clearance procedures.  In certain markets, there have been times when settlements do not keep pace with the volume of securities transactions, making it difficult to conduct such transactions.  The inability of a Series to make intended securities purchases due to settlement problems could cause the Series to miss investment opportunities.  Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Series, due to subsequent declines in value of the portfolio security or, if a Series has entered into a contract to sell the security, could result in possible liability to the purchaser.
The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Series’ portfolio securities in such markets may not be readily available.  The Series’ portfolio securities in the affected markets will be valued at fair value in good faith, in accordance with procedures adopted by the Board.
Government involvement in the private sector varies in degrees among the emerging securities markets contemplated for investment by the Series.  Such involvement may, in some cases, include government ownership of companies in certain commercial business sectors, wage and price controls or imposition of trade barriers and other protectionist measures.  With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, or other measures which could be detrimental to the investments of a Series.
Taxation of dividends and capital gains received by non-residents varies among countries with emerging markets and, in some cases, is high in relation to comparable U.S. rates.  Particular tax structures may have the intended or incidental effect of encouraging long holding periods for particular securities and/or the reinvestment of earnings and sales proceeds in the same jurisdiction.  In addition, emerging market jurisdictions typically have less well-defined tax laws and procedures than is the case in the United States, and such laws may permit retroactive taxation so that The Emerging Markets Series and The Emerging Markets Small Cap Series could in the future become subject to local tax liability that the Series had not reasonably anticipated in conducting their investment activities or valuing their assets.
Foreign Currencies and Related Transactions
Investments of the Japanese, United Kingdom, Continental, Canadian, Asia Pacific, International Value, The Emerging Markets and The Emerging Markets Small Cap Series will be denominated in foreign currencies.  Changes in the relative values of foreign currencies and the U.S. dollar (including situations where a foreign government converts, or is forced to convert, its currency to another currency, causing a change in value against the U.S. dollar), therefore, will affect the value of investments of the Series.  The Series may purchase or sell foreign currency futures contracts, forward contracts and/or options in order to hedge against changes in the level of foreign currency exchange rates, but typically, will not do so.  Such contracts involve an agreement to exchange two currencies at a future date at a fixed rate set in the
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contract and enable the Series to protect against losses resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies occurring between the trade and settlement dates of Series securities transactions, but they also tend to limit the potential gains that might result from a positive change in such currency relationships.  Gains and losses on investments in futures, forwards, and options thereon depend on the direction of exchange rates, interest rates and other economic factors.
Depositary Receipts Risk
The Japanese, United Kingdom, Continental, Canadian, Asia Pacific, International Value, The Emerging Markets and The Emerging Markets Small Cap Series may invest in depositary receipts. Depositary receipts, such as EDRs, GDRs and ADRs, are subject to many of the risks of the underlying securities. For some depositary receipts, the custodian or similar financial institution that holds the issuer’s shares in a trust account is located in the issuer’s home country. In these cases if the issuer’s home country does not have developed financial markets, the Series could be exposed to the credit risk of the custodian or financial institution and greater market risk. In addition, the depository institution may not have physical custody of the underlying securities at all times and may charge fees for various services. The Series may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder.
There may be an increased possibility of untimely responses to certain corporate actions of the issuer in an unsponsored depositary receipt program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts.
Securities Lending
Each Series, except the Money Market Series, may lend its portfolio securities to generate additional income.  Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all.  As a result, Series may lose money and there may be a delay in recovering the loaned securities.  A Series also could lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.  Securities lending may have certain adverse tax consequences.  (See “Securities Loans” for further information on securities lending.)
Borrowing
Each Series may borrow money as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions.  Each Series has reserved the right to borrow amounts not exceeding 33 1/3% of the value of its total assets.  When advantageous opportunities to do so exist, the Series may purchase securities when borrowings are outstanding.  Such purchases can be considered to be “leveraging,” and in such circumstances, the net asset value of the Series may increase or decrease at a greater rate than would be the case if the Series had not leveraged.  The interest payable on the amount borrowed would increase the Series’ expenses and if the appreciation and income produced by the investments purchased when the Series has borrowed are less than the cost of borrowing, the investment performance of the Series will be reduced as a result of leveraging.
Value Investment Risk
Each Series, except the Money Market Series, may invest in value stocks.  Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause the Series to at times underperform equity funds that use other investment strategies. Value stocks can
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react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.
Profitability Investment Risk
Each Series, except the Money Market Series, may overweight stocks with a relatively high profitability.  High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause the Series to at times underperform equity funds that use other investment strategies.
Portfolio Strategies
The method employed by the Advisor to manage each Series, except the Money Market Series, will differ from the process employed by many other investment advisors in that the Advisor will rely on fundamental analysis of the investment merits of securities to a limited extent to eliminate potential portfolio acquisitions, rather than rely on this technique to select securities.  Further, because securities generally will be held long term and will not be eliminated based on short-term price fluctuations, the Advisor generally will not act upon general market movements or short-term price fluctuations of securities to as great an extent as many other investment advisors.
The Money Market Series is subject to the risk that the Advisor’s security selection and expectations regarding interest rate trends will cause the yields of the Money Market Series to lag the performance of other mutual funds with similar investment objectives or the performance of short-term debt instruments.  The emphasis of the Money Market Series on quality and liquidity also could cause the Series to underperform other money market funds, particularly those that take greater maturity and credit risks.
Futures Contracts and Options on Futures
All Series, except the Money Market Series, may invest in index futures contracts and options on index futures.  These investments entail the risk that an imperfect correlation may exist between changes in the market value of the stocks owned by the Series and the prices of such futures contracts and options, and, at times, the market for such contracts and options might lack liquidity, thereby inhibiting a Series’ ability to close a position in such investments.  Gains or losses on investments in options and futures depend on the direction of securities prices, interest rates and other economic factors, and the loss from investing in futures transactions is potentially unlimited.  Certain restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”) may limit the ability of a Series to invest in futures contracts and options on futures contracts.
Derivatives
All Series, except the Money Market Series, may invest in derivatives.  Derivatives are instruments, such as futures and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices.  Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work.  While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.  When a Series uses derivatives, the Series will be directly exposed to the risks of those derivatives.  Derivatives expose a Series to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty, and settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty). The possible lack of a liquid secondary
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market for derivatives and the resulting inability of a Series to sell or otherwise close a derivatives position could expose the Series to losses and could make derivatives more difficult for the Series to value accurately. Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. A Series could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. The Advisor may not be able to predict correctly the direction of securities prices, interest rates, currency exchange rates, and other economic factors, which could cause a Series’ derivatives positions to lose value. Valuation of derivatives may also be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase derivatives or quote prices for them. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a Series could lose more than the principal amount invested.
China Investments Risk
There are special risks associated with investments in China, Hong Kong and Taiwan. The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. But there can be no assurance that these reforms will continue or that they will be effective. Despite reforms and privatizations of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies. The Chinese government continues to maintain a major role in economic policy making and investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested. In addition, investments in Taiwan could be adversely affected by its political and economic relationship with China. The Chinese economy is also vulnerable to the long-running disagreements with Hong Kong related to integration.
A Series investing in China A-shares through Stock Connect is subject to trading, clearance, settlement, and other procedures, which could pose risks to the Series. Trading through the Stock Connect program is subject to daily quotas that limit the maximum daily net purchases on any particular day, each of which may restrict or preclude the Series’ ability to invest in China A-shares through the Stock Connect program. Trading through Stock Connect may require pre-validation of cash or securities prior to acceptance of orders. This requirement may limit the Series’ ability to dispose of its A-shares purchased through Stock Connect in a timely manner.
A primary feature of the Stock Connect program is the application of the home market’s laws and rules applicable to investors in China A-shares. Therefore, the Series’ investments in Stock Connect China A-shares are generally subject to the securities regulations and listing rules of the People’s Republic of China (“PRC”), among other restrictions. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, the Shanghai and Shenzhen markets may be open at a time when Stock Connect is not trading, with the result that prices of China A-shares may fluctuate at times when the Series is unable to add to or exit its position, which could adversely affect the Series’ performance.
Changes in the operation of the Stock Connect program may restrict or otherwise affect the Series’ investments or returns. Furthermore, any changes in laws, regulations and policies of the China A-shares market or rules in relation to Stock Connect may affect China A-share prices. These risks are heightened generally by the developing state of the PRC’s investment and banking systems and the uncertainty about the precise nature of the rights of equity owners and their ability to enforce such rights under Chinese law.
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An investment in China A-Shares is also generally subject to the risks identified under “Emerging Markets Risk,” and foreign investment risks such as price controls, expropriation of assets, confiscatory taxation, and nationalization may be heightened when investing in China. Certain investments in Chinese companies may be made through a special structure known as a variable interest entity (“VIE”).  In a VIE structure, foreign investors, such as the Emerging Markets Series, will only own stock in a shell company rather than directly in the VIE, which must be owned by Chinese nationals (and/or Chinese companies) to obtain the licenses and/or assets required to operate in certain restricted or prohibited sectors in China. The value of the shell company is derived from its ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. While VIEs are a longstanding industry practice and are well known by Chinese officials and regulators, historically the structure has not been formally recognized under Chinese law and Chinese regulations regarding the structure are evolving. It is uncertain whether Chinese officials or regulators will withdraw their acceptance of the structure.  It is also uncertain whether the contractual arrangements, which may be subject to conflicts of interest between the legal owners of the VIE and foreign investors, would be enforced by Chinese courts or arbitration bodies. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts, from which the shell company derives its value, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect the Series’ returns and net asset value.
United Kingdom Market Risk
Because the United Kingdom Small Company Series concentrates investments in the United Kingdom, the Series’ performance is expected to be closely tied to the social, political and economic conditions within the United Kingdom and to be more volatile than the performance of funds with more geographically diverse investments. There is continuing uncertainty regarding the ramifications of the United Kingdom’s (“UK”) vote to exit the European Union (“EU”) in June 2016 (“Brexit”).  On January 31, 2020, the UK officially withdrew from the EU and on May 1, 2021, the UK and EU formally entered into the EU-UK Trade and Cooperation Agreement (“Agreement”).  While the Agreement is viewed as a positive step towards finalizing the framework of the future relationship between the EU and UK, many aspects of the relationship are still under negotiation and it is unclear when these negotiations will be complete.  For example, the Agreement is limited with respect to its treatment of the trade of services.  As the outcomes of these negotiations remain unclear, the effects on the UK, EU and the broader global economy cannot be determined at this time.  Brexit may cause greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and increased likelihood of a recession in the UK. While it is not possible to determine the precise impact these events may have on the Series, during this period and beyond, the impact on the UK could be significant and could adversely affect the value and liquidity of the Series’ investments in the UK.
Operational
Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Advisor’s control, including instances at third parties. The Series and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
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Cyber Security

Each Series’ and its service providers’ use of internet, technology and information systems may expose the Series to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the Series and/or its service providers to suffer data corruption or lose operational functionality.

Investments in the Money Market Series
Because the share price of the Money Market Series will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Money Market Series may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Money Market Series’ liquidity falls below required minimums because of market conditions or other factors. An investment in the Money Market Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Money Market Series’ sponsor has no legal obligation to provide financial support to the Money Market Series, and you should not expect that the sponsor will provide financial support to the Money Market Series at any time.
Banking Industry Concentration
The Money Market Series will invest more than 25% of its total assets in banking industry securities.  Concentrating in obligations of the banking industry may involve additional risk by foregoing the safety of investing in a variety of industries.  Changes in the market’s perception of the riskiness of banks relative to non-banks could cause more fluctuations in the net asset values of the Money Market Series than might occur in less concentrated portfolios.  Focus on the banking industry would link the performance of the Money Market Series to changes in the performance of the banking industry generally.  Banks are very sensitive to changes in money market and general economic conditions.  The profitability of the banking industry is dependent upon banks being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance their lending operations.  Adverse general economic conditions can cause financial difficulties for a bank’s borrowers and the borrowers’ failure to repay their loans can adversely affect the bank’s financial situation.  Banks are subject to extensive regulation and decisions by regulators may limit the loans banks make and the interest rates and fees they charge, which could reduce bank profitability.
Interest Rate Risk
The Money Market Series invests primarily in fixed income securities, which are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates.  When interest rates rise, fixed income security prices fall.  During periods of very low or negative interest rates, the Money Market Series may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise.  In general, fixed income securities with longer maturities are more sensitive to changes in interest rates. When interest rates are very low or negative, the Money Market Series’ expenses could absorb all or a portion of the Money Market Series’ income and yield. When interest rates fall, certain obligations may be paid off by the obligor more quickly than originally anticipated, and the Money Market Series may have to invest the proceeds in securities with lower yields. Recent and potential future changes in monetary policy made by central banks and/or their governments may affect interest rates.
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Credit Risk
The Money Market Series is subject to credit risk.  Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due.  A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the Money Market Series’ performance.  The Money Market Series’ ability to sell portfolio securities can deteriorate rapidly due to credit events affecting particular issuers. Information about a security’s credit quality may be imperfect, and a security may have its credit rating unexpectedly downgraded at any time.  Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk.  Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.  U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest. Any downgrade of securities issued by the U.S. government may result in a downgrade of securities issued by its agencies or instrumentalities.
Mortgage-Related Risk
The Money Market Series may invest in mortgage-backed securities.  The value of mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise.  If the underlying mortgages are paid off sooner than expected, the Money Market Series may have to reinvest this money in mortgage-backed or other securities that have lower yields.
Asset-Backed Securities Risk
The Money Market Series may invest in asset-backed securities.  Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities.  The value of the Money Market Series’ asset-backed securities also may be affected by changes in interest rates, the availability of information concerning interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.
Government Intervention in Financial Markets Risk
Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity.  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Money Market Series invests, or the issuers of such instruments, in ways that are unforeseeable.  Legislation or regulation also may change the way in which the Money Market Series itself is regulated.  Such legislation or regulation could limit or preclude the ability of the Money Market Series to achieve its investment objective.
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Governments or their agencies also may acquire distressed assets from financial institutions and acquire ownership interests in those institutions.  The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of the portfolio holdings of the Money Market Series.  Furthermore, volatile financial markets can expose the Money Market Series to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Series.  The Money Market Series has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available.  The Advisor will monitor developments and seek to manage the Money Market Series in a manner consistent with achieving the Series’ investment objective, but there can be no assurance that the Advisor will be successful in doing so.
In December 2021, the SEC proposed amendments to Rule 2a-7 that, if adopted, would impact the manner in which money market funds, such as the Money Market Series, operate. The amendments would, among other items, remove the liquidity fee and redemption gate provisions in Rule 2a-7, require institutional prime and institutional tax-exempt money market funds to implement swing pricing policies, and increase daily liquid asset and weekly liquid asset minimum liquidity requirements. These proposed amendments, if adopted, may impact expenses, returns and liquidity of the Money Market Series.
Item 9(d) Portfolio Holdings.  Each Series, except the Money Market Series, generally will disclose up to its twenty-five largest portfolio holdings (other than cash and cash equivalents) and the percentages that each of these largest portfolio holdings represent of the total assets of the Series, as of the most recent month-end by presenting this information for portfolios that invest in the Series.  This information is disclosed online at the Advisor’s Web site, https://www.dimensional.com/us-en/funds, which is accessible by shareholders, within 20 days after the end of each month.  Each Series also generally will disclose its complete portfolio holdings (other than cash and cash equivalents), as of month-end, online at the Advisor’s Web site, which is accessible by shareholders, 30 days (five business days for the Money Market Series) following the month-end or more frequently and at different periods when authorized in accordance with the Series’ policies and procedures.  Each Series (except the Money Market Series) may, but are not required to, disclose a list of portfolio securities that generally would be included as proceeds in a redemption in-kind, as frequently as on a daily basis, online at the Advisor’s public Web site. Please see Item 16(f) for a description of the other policies and procedures that govern disclosure of the portfolio holdings by the Series.
Item 10.  Management, Organization, and Capital Structure.
Item 10(a)(1)  Investment Adviser.
Item 10(a)(1)(i)  Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, serves as investment advisor to each Series.  The Advisor is organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation. The Advisor has been engaged in the business of providing investment management services since 1981. As of January 31, 2023, assets under management for all affiliated advisors totaled approximately $626 billion.
Pursuant to an investment management agreement with the Trust with respect to each Series, the Advisor manages the investment and reinvestment of their assets.  The Advisor also provides the Trust with records concerning the Advisor’s activities, which the Trust is required to maintain, and renders regular reports to the Trust’s officers and the Board.  The Advisor, and with respect to the Series listed below, Dimensional Fund Advisors Ltd. (“DFAL”) and/or DFA Australia Limited (“DFA Australia”), also provide the Series with a trading department and selects brokers and dealers to effect securities transactions. Securities
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transactions are placed with a view to obtaining the best price and execution of such transactions.  The Advisor may pay compensation, out of the Advisor’s profits and not as an additional charge to a Series, to financial intermediaries to support the sale of Series shares. The Advisor is authorized to pay a higher commission to a broker, dealer, or exchange member than another such organization might charge if it determines, in good faith, that the commission paid is reasonable in relation to the research or brokerage services provided by such organization.
Investment Services - United Kingdom Series, Continental Series, International Value Series, The Emerging Markets Series and The Emerging Markets Small Cap Series
Pursuant to Sub-Advisory Agreements with the Advisor, DFAL, 20 Triton Street, Regent’s Place, London NW13BF, United Kingdom, a company that is organized under the laws of England, has the authority and responsibility to select brokers or dealers to execute securities transactions for the United Kingdom Series, Continental Series, International Value Series, The Emerging Markets Series and The Emerging Markets Small Cap Series.  DFAL has been a U.S. federally registered investment advisor since 1991. DFAL’s duties include the maintenance of a trading desk for the Series and the determination of the best and most efficient means of executing securities transactions.  On at least a semi-annual basis, the Advisor reviews the holdings of the United Kingdom Series, Continental Series, International Value Series, The Emerging Markets Series and The Emerging Markets Small Cap Series and reviews the trading process and the execution of securities transactions.  The Advisor is responsible for determining those securities that are eligible for purchase and sale by these Series and may delegate this task, subject to its own review, to DFAL.  DFAL maintains and furnishes to the Advisor information and reports on securities of United Kingdom and European equity market companies, including recommendations of securities to be added to the securities that are eligible for purchase by these Series, as well as making recommendations and elections on corporate actions.  The Advisor controls DFAL.
Investment Services - Japanese Series, Asia Pacific Series, International Value Series, The Emerging Markets Series and The Emerging Markets Small Cap Series
Pursuant to Sub-Advisory Agreements with the Advisor, DFA Australia, Level 43 Gateway, 1 Macquarie Place, Sydney, New South Wales 2000, Australia, has the authority and responsibility to select brokers and dealers to execute securities transactions for the Japanese Series, Asia Pacific Series, International Value Series, The Emerging Markets Series and The Emerging Markets Small Cap Series.  DFA Australia has been a U.S. federally registered investment advisor since 1994. DFA Australia’s duties include the maintenance of a trading desk for each Series and the determination of the best and most efficient means of executing securities transactions.  On at least a semi-annual basis, the Advisor reviews the holdings of the Japanese Series, Asia Pacific Series, International Value Series, The Emerging Markets Series and The Emerging Markets Small Cap Series and reviews the trading process and the execution of securities transactions.  The Advisor is responsible for determining those securities that are eligible for purchase and sale by these Series and may delegate this task, subject to its own review, to DFA Australia.  DFA Australia maintains and furnishes to the Advisor information and reports on securities of international companies, including recommendations of securities to be added to the securities that are eligible for purchase by these Series, as well as making recommendations and elections on corporate actions.  The Advisor controls DFA Australia.
Manager of Managers Structure

The Advisor and the Trust have received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) for a manager of managers structure that allows the Advisor to appoint, remove
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or change Dimensional Wholly-Owned Sub-advisors (defined below), and enter into, amend and terminate sub-advisory agreements with Dimensional Wholly-Owned Sub-advisors, without prior shareholder approval, but subject to Board approval. A “Dimensional Wholly-Owned Sub-advisor” includes (1) sub-advisors that are wholly-owned by the Advisor (i.e., an indirect or direct “wholly-owned subsidiary” (as such term is defined in the 1940 Act) of the Advisor, or (2) a sister company of the Advisor that is an indirect or direct “wholly-owned subsidiary” (as such term is defined in the 1940 Act) of the same company that, indirectly or directly, wholly owns the Advisor) (“Dimensional Wholly-Owned Sub-advisors”). The Board only will approve a change with respect to sub-advisors if the Trustees conclude that such arrangements would be in the best interests of the shareholders of the Japanese Series, Asia Pacific Series, United Kingdom Series, The Continental Series, International Value Series, The Emerging Markets Series and The Emerging Markets Small Cap Series (the “MOM Eligible Portfolios”). As described above, DFA Australia and/or DFAL, each a Dimensional Wholly-Owned Subadvisor, currently serve as sub-advisors to each MOM-Eligible Portfolio. If a new Dimensional Wholly-Owned Sub-advisor is hired for a MOM-Eligible Portfolio, shareholders will receive information about the new sub-advisor within 90 days of the change. The exemptive order allows greater flexibility for the Advisor to utilize, if desirable, personnel throughout the worldwide organization enabling a MOM-Eligible Portfolio to operate more efficiently. The Advisor will not hire unaffiliated sub-advisors without prior shareholder approval and did not request the ability to do so in its application to the SEC for an exemptive order to allow the manager of managers structure.

The use of the manager of managers structure with respect to a MOM-Eligible Portfolio is subject to certain conditions set forth in the SEC exemptive order. Under the manager of managers structure, the Advisor has the ultimate responsibility, subject to oversight by the Board, to oversee the Dimensional Wholly-Owned Sub-advisors and recommend their hiring, termination and replacement. The Advisor will provide general management services to a MOM-Eligible Portfolio, including overall supervisory responsibility for the general management and investment of the Portfolio’s assets. Subject to review and approval of the Board, the Advisor will (a) set a MOM-Eligible Portfolio’s overall investment strategies, (b) evaluate, select, and recommend Dimensional Wholly-Owned Sub-advisors to manage all or a portion of a MOM-Eligible Portfolio’s assets, and (c) implement procedures reasonably designed to ensure that Dimensional Wholly-Owned Sub-advisors comply with a MOM-Eligible Portfolio’s investment objective, policies and restrictions. Subject to review by the Board, the Advisor will (a) when appropriate, allocate and reallocate a MOM-Eligible Portfolio’s assets among multiple Dimensional Wholly-Owned Sub-advisors; and (b) monitor and evaluate the performance of Dimensional Wholly-Owned Sub-advisors.

Item 10(a)(1)(ii)  For the fiscal year ended October 31, 2022, the Advisor received a fee for its services, which, on an annual basis, equaled the following percentage of the average daily net assets of each Series:
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Series	Management Fee
U.S. Large Cap Value	0.10%
International Value	0.20%
Japanese	0.10%
Asia Pacific	0.10%
United Kingdom	0.10%
Continental	0.10%
Canadian	0.10%
The Emerging Markets	0.10%
The Emerging Markets Small Cap	0.20%
Money Market	0.05%

The Trust bears all of its own fees, expenses, charges, assessments, taxes, and other costs incurred in its operations, whether incurred directly by the Trust or incurred by the Advisor on its behalf. The expenses payable by the Trust shall include, but are not limited to: services of its independent registered public accounting firm, legal counsel to the Trust and its disinterested Trustees, fees and expenses of disinterested Trustees, employees and consultants, accounting and pricing costs (including the daily calculations of net asset value), brokerage fees, commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes and other governmental fees levied against the Trust, insurance premiums, investment fees and expenses of the Trust, including the interest expense of borrowing money, the costs incidental to meetings of its shareholders and Trustees, the cost of filing its registration statement under the federal securities laws and the cost of any other filings required under federal and state securities laws, the costs of preparing, printing and mailing proxies, shareholder reports, prospectuses, statements of additional information and other fund documents, transfer and dividend disbursing agency, administrative services and custodian fees, including the expenses of issuing, repurchasing or redeeming its shares, fees and expenses of securities lending agents and the oversight of the securities lending activities of the Trust, fees and expenses associated with trade administration oversight services with respect to reconciliations and the oversight of settlement and collateral management, litigation, regulatory examinations/proceedings and other extraordinary or nonrecurring expenses, and other expenses properly payable by the Trust.  Expenses allocable to a particular Series are so allocated and expenses of the Trust that are not allocable to a particular Series are borne by each Series on the basis of its relative net assets.
Item 10(a)(1)(iii)  A discussion regarding the basis for the Board approving the new investment management agreements with respect to the Series is available in the Trust’s semi-annual reports for the six-month period ending April 30, 2022.
Item 10(a)(2)  Portfolio Manager.  The Advisor serves as investment advisor to each of the Series.  As such, the Advisor is responsible for the management of their respective assets.  Each of the Series is managed using a team approach.  The investment team includes the Investment Committee of the Advisor, portfolio managers and trading personnel.
The Investment Committee is composed primarily of certain officers and directors of the Advisor who are appointed annually.  As of the date of this registration statement, the Investment Committee has fourteen members.  Investment strategies for all Series are set by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues.  The Investment Committee also sets and reviews all investment related policies and procedures and approves any changes in regards to approved countries, security types and brokers.
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In accordance with the team approach used to manage the Series, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee.  The portfolio managers and portfolio traders also make daily investment decisions regarding the portfolios based on the parameters established by the Investment Committee.  The individuals named below coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of the Series indicated.
The U.S. Large Cap Value Series	Jed S. Fogdall, John A. Hertzer and Mary T. Phillips

The DFA International Value Series	Jed S. Fogdall, Joel P. Schneider, and Arun C. Keswani

The Japanese Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series and The Asia Pacific Small Company Series	Jed S. Fogdall, Arun C. Keswani, and Joel P. Schneider

The Canadian Small Company Series	Joel P. Schneider, and Arun C. Keswani

The Emerging Markets Series and The Emerging Markets Small Cap Series	Jed S. Fogdall, Allen Pu, and Ethan Wren

Money Market Series	David A. Plecha, Joseph F. Kolerich, and Ryan C. Haselton

Mr. Fogdall is Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and a Senior Portfolio Manager of the Advisor.  Mr. Fogdall has an MBA from the University of California, Los Angeles and a BS from Purdue University.  Mr. Fogdall joined the Advisor as a portfolio manager in 2004 and has been responsible for the International Equity Series (excluding The Canadian Small Company Series) since 2010 and The U.S. Large Cap Value Series since 2012.
Mr. Plecha is Global Head of Fixed Income Portfolio Management, a member of the Investment Committee, Vice President, and a Senior Portfolio Manager of the Advisor.  Mr. Plecha received his BS from the University of Michigan at Ann Arbor in 1983 and his MBA from the University of California at Los Angeles in 1987.  Mr. Plecha has been a portfolio manager since 1989 and has been responsible for the Money Market Series since inception (2010).
Mr. Kolerich, Head of Fixed Income, Americas, is a member of Investment Committee, Vice President, and a Senior Portfolio Manager of the Advisor. Mr. Kolerich has an MBA from the University of Chicago Booth School of Business and a BS from Northern Illinois University. Mr. Kolerich joined the Advisor as a portfolio manager in 2001 and has been responsible for the Money Market Series since 2012.

Mr. Schneider is Deputy Head of Portfolio Management, North America, a member of the Investment Committee, Vice President, and a Senior Portfolio Manager of the Advisor. Mr. Schneider holds an MBA from the University of Chicago Booth School of Business, an MS from the University of Minnesota, and a BS from Iowa State University. Mr. Schneider joined the Advisor in 2011, has been a portfolio manager since 2013, and has been responsible for The Japanese Small Company Series, The United Kingdom Small Company Series, and The Continental Small Company Series since 2020 and The Canadian Small
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Company Series, The Asia Pacific Small Company Series and The DFA International Value Series since 2022.
Ms. Phillips is Deputy Head of Portfolio Management, North America, a member of the Investment Committee, Vice President, and a Senior Portfolio Manager of the Advisor. Ms. Phillips holds an MBA from the University of Chicago Booth School of Business and a BA from the University of Puget Sound. Ms. Phillips joined the Advisor in 2012, has been a portfolio manager since 2014, and has been responsible for The U.S. Large Cap Value Series since 2022.
Mr. Keswani is a Vice President and Senior Portfolio Manager of the Advisor. Mr. Keswani holds an MBA from the Massachusetts Institute of Technology Sloan School of Management, an MS from Pennsylvania State University, and a BS from Purdue University. Mr. Keswani joined the Advisor in 2011, has been a portfolio manager since 2013, and has been responsible for The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series and The Continental Small Company Series since 2015, The DFA International Value Series since 2020 and The Canadian Small Company Series since 2022.
Mr. Pu is Deputy Head of Portfolio Management, North America, a member of the Investment Committee, Vice President, and a Senior Portfolio Manager of the Advisor. Mr. Pu has an MBA from the University of California, Los Angeles, an MS and PhD from Caltech, and a BS from Cooper Union for the Advancement of Science and Art. Mr. Pu joined the Advisor as a portfolio manager in 2006 and has been responsible for The Emerging Markets Series and The Emerging Markets Small Cap Series since 2020.
Mr. Wren is a Vice President and Senior Portfolio Manager of the Advisor. Mr. Wren holds an MBA and an MPA from the University of Texas at Austin. Mr. Wren joined the Advisor in 2010, has been a portfolio manager since 2018, and has been responsible for The Emerging Markets Series and The Emerging Markets Small Cap Series since 2020.
Mr. Haselton is a Vice President and Senior Portfolio Manager of the Advisor. Mr. Haselton holds an MBA from the University of Southern California, and a BS from Lehigh University. Mr. Haselton joined the Advisor in 2015, has been a portfolio manager since 2019, and has been responsible for the Money Market Series since 2021.
Mr. Hertzer is Vice President and a Senior Portfolio Manager of the Advisor. Mr. Hertzer holds an MBA from the University of California, Los Angeles and a BA from Dartmouth College. Mr. Hertzer joined the Adviser in 2013, has been a portfolio manager since 2016, and has been responsible for The U.S. Large Cap Value Series since 2022.
Item 20 of Part B provides information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Series shares.
Item 11.  Shareholder Information.
Item 11(a)  Pricing of Fund Shares.  The net asset value per share of each Series, except the Money Market Series, is calculated after the close of the NYSE (normally, 4:00 p.m. ET) by dividing the total value of the Series’ investments and other assets, less any liabilities, by the total outstanding shares of the stock of the Series.  For sales and redemption purposes, the Money Market Series will maintain a floating net asset value per share that will be rounded to the third decimal place based on the current market value of the securities in its portfolio.  The net asset value per share of the Money Market Series is calculated on each Money Market Series Business Day (as defined below) at 4:00 p.m. ET.  Note:  The time at which
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transactions and shares are priced may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. ET.
The values of the shares of each Series will fluctuate in relation to the Series’ own investment experience.  Securities held by the Series will be valued in accordance with applicable laws and procedures approved by the Board, and generally, as described below.
Securities (including over-the-counter securities) held by the Series are valued at the last quoted sale price of the day.  Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”).  If there is no last reported sale price or NOCP of the day, the Series value the securities at the mean between the most recent quoted bid and asked prices.  Price information on listed securities is taken from the exchange where the security is primarily traded.  Generally, options will be valued using the same pricing methods discussed above.  Generally, securities issued by open-end investment companies, such as the Series, are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the NYSE.
Net asset value includes interest on fixed income securities that is accrued daily.  Debt securities will be valued on the basis of prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities.  Securities that are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market.
The value of the securities and other assets of the Series for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are determined in good faith at fair value in accordance with Rule 2a-5 under the 1940 Act pursuant to procedures approved by the Board.  Fair value pricing also may be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Advisor) occur before the net asset value is calculated.  When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges.
To the extent that a Series holds large numbers of securities, it is likely that it will have a larger number of securities that may be deemed illiquid and therefore must be valued pursuant to fair value pricing procedures approved by the Board, than would a fund that holds a smaller number of securities.
As of the date of this registration statement, the Series holding foreign equity securities (the “Foreign Equity Funds”) also will fair value price in the circumstances described below.  Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE.  For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours prior to the close of the NYSE (normally, 4:00 p.m. ET) and the time that the net asset values of the Foreign Equity Funds are computed.  Due to the time differences between the closings of the relevant foreign securities exchanges and the time the Foreign Equity Funds price their shares at the close of the NYSE, the Foreign Equity Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available.  The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Foreign Equity Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges.  For these purposes, the Advisor has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable, and may trigger fair
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value pricing.  Consequently, fair valuation of portfolio securities may occur on a daily basis.  The fair value pricing by the Series utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments).  When a Foreign Equity Fund uses fair value pricing, the values assigned to the Foreign Equity Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.  The Advisor monitors the operation of the method used to fair value price the Foreign Equity Funds’ foreign investments.
Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations.  There can be no assurance that a Series could obtain the fair value assigned to a security if the Series were to sell the security at approximately the time at which the Series determines its net asset value per share.  As a result, the sale or redemption by a Series of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.
The net asset values per share of the Japanese Series, Asia Pacific Series, Continental Series, Canadian Series, United Kingdom Series, International Value Series, The Emerging Markets Series, and The Emerging Markets Small Cap Series (the “International Series”) are expressed in U.S. dollars by translating the net assets of each International Series using the mean of the most recent bid and asked prices for the dollar as quoted by generally recognized reliable sources.  Since the International Series own securities that are primarily traded in foreign markets which may trade on days when the International Series do not price their shares, the net asset values of the International Series may change on days when shareholders will not be able to purchase or redeem shares.
The Series, except the Money Market Series, generally calculate their net asset values per share and accept purchase and redemption orders on days that the NYSE is open for trading. The Money Market Series will calculate its net asset value per share and accept purchase and redemption orders on any day that both the NYSE and the Federal Reserve Bank of New York is open for business (“Money Market Series Business Days”).  Purchase and redemption orders for shares of the Money Market Series must be received by 4:00 p.m. ET.  If a purchase or redemption order is received after 4:00 p.m. ET, the purchase or redemption will occur on the next Money Market Series Business Day and receive the net asset value per share calculated at 4:00 p.m. ET on that next Money Market Series Business Day.  The Money Market Series reserves the right to calculate its net asset value per share and accept and process orders after an unscheduled early close of the NYSE and on days that the NYSE is unexpectedly closed. All orders will be processed at the next determined net asset value per share.

Certain of the securities holdings of The Emerging Markets Series and The Emerging Markets Small Cap Series in Approved Markets may be subject to tax, investment, and currency repatriation regulations of the Approved Markets that could have a material effect on the values of the securities.  For example, such Series might be subject to different levels of taxation on current income and realized gains depending upon the holding period of the securities.  In general, a longer holding period (e.g., 5 years) may result in the imposition of lower tax rates than a shorter holding period (e.g., 1 year).  These Series also may be subject to certain contractual arrangements with investment authorities in an Approved Market, which require a Series to maintain minimum holding periods or to limit the extent of repatriation of income and realized gains.
Futures contracts are valued using the settlement price established each day on the exchange on which they are traded.  The value of such futures contracts held by a Series is determined each day as of such
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close. In the absence of prices that are readily available as defined in Rule 2a-5, the futures contract will be valued in good faith at fair value in accordance with procedures approved by the Board.
Item 11(b)  Purchase of Fund Shares.  The Trust’s shares have not been registered under the Securities Act of 1933, which means that the Trust’s shares may not be sold publicly.  However, the Trust may sell its shares through private placements pursuant to available exemptions from registration under that Act.
Shares of the Trust are sold only to other investment companies and certain institutional investors.  Shares of the Series are sold at net asset value without a sales charge.  Shares are purchased at the net asset value next determined after the Trust receives the order in proper form.  All investments are credited to the shareholder’s account in the form of full and fractional shares of the Series calculated to three decimal places.  In the interest of economy and convenience, certificates for shares will not be issued.
In-Kind Purchases.  If accepted by the Trust, shares of the Series may be purchased in exchange for securities which are eligible for purchase or otherwise represented in the portfolios of the Series at the time of the exchange as described in this registration statement or as otherwise consistent with the Trust’s policies or procedures or in exchange for local currencies in which such securities of the Japanese Series, United Kingdom Series, Asia Pacific Series, Continental Series, Canadian Series, International Value Series, The Emerging Markets Series or The Emerging Markets Small Cap Series are denominated.  Securities and local currencies which are accepted by the Trust for exchange and Trust shares to be issued in the exchange will be valued, as set forth under “Pricing of Fund Shares” in Item 6(a), at the time of the next determination of net asset value after such acceptance.  All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Series whose shares are being acquired and must be delivered to the Trust by the investor upon receipt from the issuer.  Investors who desire to purchase shares of a Series with local currencies should first contact the Advisor.
The Trust will not accept securities in exchange for shares of a Series unless:  (1) such securities are eligible to be included, or otherwise represented, in the Series’ portfolios at the time of exchange and current market values are available for such securities based on the Trust’s valuation procedures; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Series under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) at the discretion of the Series, the value of any such security (except U.S. government securities) being exchanged, together with other securities of the same issuer owned by the Series, will not exceed 5% of the net assets of the Series immediately after the transaction.  (See Items 4(a) and (b) above.)  Investors interested in such exchanges should contact the Advisor.  Investors also should know that an in-kind purchase of shares of a Series may result in taxable income; an investor desiring to make an in-kind purchase should consult its tax advisor.
Item 11(c)  Redemption of Fund Shares.  As stated above in response to Item 6, “Purchase and Sale of Fund Shares,” the Trust’s shares have not been registered under the Securities Act of 1933, which means that the Trust’s shares are restricted securities that may not be sold unless registered or pursuant to an available exemption from that Act.
Investors who desire to redeem shares of a Series must first contact the Series’ transfer agent at (888) 576-1167 (for all Series excluding the Money Market Series) or (614) 337-6700 (for the Money Market Series).  Redemptions are processed on any day on which the Trust is open for business and are effected at the Series’ net asset value next determined after the Series receives a redemption request in good form.
The Series typically expect to send (via check, wire or automated clearing house) redemption payments within 1 business day after receipt of a written request for redemption in good order by the transfer agent.
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Under certain circumstances and when deemed in the best interest of a Series, redemption proceeds may take up to seven calendar days to be sent after receipt of the redemption request.  In addition, with respect to investors redeeming shares that were purchased by check, payment will not be made until the Trust can verify that the payments for the purchase have been, or will be, collected, which may take more than seven calendar days.  Investors may avoid this delay by submitting a certified check along with the purchase order.
Redemption proceeds will typically be paid by Federal Reserve wire payment.  The Series typically expects to satisfy redemption requests from available cash and cash equivalents or the sale of portfolio assets.  In certain circumstances, such as stressed market conditions, a Series may use other methods to meet redemptions, including the use of a line of credit or participating in an interfund lending program in reliance on exemptive relief from the SEC.  In addition, as described below, the Series reserve the right to meet redemption requests through an in-kind redemption, typically in response to a particularly large redemption, at the request of a client or in stressed market conditions.  Also, see “Redemption in kind” in the Part B for information regarding redemption requests that exceed $250,000 or 1% of the value of a Series’ assets, whichever is less.
The right of redemption may be suspended or the date of payment postponed in accordance with the 1940 Act.  The amount received upon redemption may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets owned by the Series. When in the best interests of a Series, the Series may pay the redemption price in whole or in part by a distribution of portfolio securities from the Series of the shares being redeemed in lieu of cash in accordance with Rule 18f‑1 under the 1940 Act. The Japanese, United Kingdom, Continental, Asia Pacific, Canadian, The Emerging Markets, The Emerging Markets Small Cap and International Value Series reserve the right to redeem their shares in the currencies in which their investments are denominated.  Investors may incur charges in converting such currencies to dollars and the value of the securities may be affected by currency exchange fluctuations.
The Trust reserves the right to involuntarily redeem shares of a Series owned by an investor if the investment advisory agreement between the investor and the Advisor is terminated.
For additional information about redemption of Trust shares, see Item 23 in Part B.
Liquidity Fees and Redemption Gates.  For the Money Market Series, if the Series’ weekly liquid assets fall below 30% of its total assets, the Board, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed and/or redemption gates if the Board determines that the fee or redemption gate is in the best interests of the Series. A redemption gate means a suspension of the right to redeem fund shares. Weekly liquid assets means (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities that are issued by a person controlled or supervised by and acting as an instrumentality of the government of the United States pursuant to authority granted by the Congress of the United States that (a) are issued at a discount to the principal amount to be repaid at maturity without provision for the payment of interest and (b) have a remaining maturity date of 60 days or less; (iv) securities that will mature, as determined without reference to the exceptions regarding interest rate readjustments, or are subject to a demand feature that is exercisable and payable, within five business days; or (v) amounts receivable and due unconditionally within five business days on pending sales of portfolio securities.
The Money Market Series expects that it would typically impose a liquidity fee or redemption gate only after the Money Market Series has notified shareholders that a liquidity fee or redemption gate will be imposed (which may not be until the beginning of the next business day following the announcement that
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the Board has imposed the liquidity fee or redemption gate). However, the Board may, in its discretion, impose a liquidity fee or redemption gate at any time after the weekly liquid assets of the Money Market Series falls below 30% of the Money Market Series’ total assets.
In addition, if the Series’ weekly liquid assets falls below 10% of its total assets at the end of any business day, the Series must impose a 1% liquidity fee effective as of the beginning of the next business day on shareholder redemptions unless the Board determines that not doing so is in the best interests of the Series, in which case the Board may refrain from imposing the fee, or may impose a lower fee or higher fee (up to 2%).
Liquidity fees and redemption gates are most likely to be imposed, if at all, during times of extraordinary market stress.  The imposition and termination of a liquidity fee or redemption gate will be reported by the Series to the SEC on Form N-CR. Such information will also be available on the Series’ website. In addition, the Series will communicate such action through an amendment to its registration statement and may further communicate such action through a press release or by other means. If a liquidity fee is applied by the Board, it will be charged on all redemption orders submitted after the effective time of the imposition of the fee by the Board. Liquidity fees would reduce the amount you receive upon redemption of your shares. In the event the Series imposes a redemption gate, the Series will not accept redemption requests until the Series provides notice that the redemption gate has been terminated.
Redemption requests submitted while a redemption gate is imposed will be cancelled without further notice. If shareholders still wish to redeem their shares after a redemption gate has been lifted, they will need to submit a new redemption request.
Liquidity fees and redemption gates will generally be used to assist the Series to help preserve its market–based net asset value per share. It is possible that a liquidity fee will be returned to shareholders in the form of a distribution. The Board may, in its discretion, terminate a liquidity fee or redemption gate at any time if it believes such action to be in the best interest of the Series. Also, liquidity fees and redemption gates will automatically terminate at the beginning of the next business day once the Series’ weekly liquid assets reach at least 30% of its total assets. Redemption gates may only last up to 10 business days in any 90-day period. When a fee or a gate is in place, the Series may elect not to permit the purchase of shares or to subject the purchase of shares to certain conditions, which may include affirmation of the purchaser’s knowledge that a fee or a gate is in effect. When a fee or a gate is in place, shareholders will not be permitted to exchange into or out of the Series.
There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by the Series, and such tax treatment may be the subject to future IRS guidance.  If the Series receives liquidity fees, it will consider the appropriate tax treatment of such fees to the Series at such time.
Item 11(d)  Dividends and Distributions.  The Money Market Series generally declares dividends from net investment income daily and pays dividends monthly, and distributes any net realized capital gains (including net short-term capital gains), if any, at least annually.  Upon redemption of shares of the Money Market Series prior to the monthly date on which the Series pays dividends to shareholders, the Series will pay the redeeming shareholder such shareholder’s share of the accrued (i.e., declared) but unpaid daily dividend. The Money Market Series does not expect to realize any long-term capital gains and losses. The Money Market Series may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Series. Capital gains distributions may vary considerably from year to year as a result of the Money Market Series’ normal investment activities and cash flows. During a time of economic volatility, the Money Market Series may experience capital losses and unrealized depreciation in value of investments, the effect of which may be
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to reduce or eliminate capital gains distributions for a period of time.  Even though the Money Market Series may experience a current year loss, it may nonetheless distribute prior year capital gains.
Dividends are paid on settled shares of the Money Market Series as of 4:00 p.m. ET (the “Settlement Time”).  If the Money Market Series closes early on a business day, the Series will pay dividends on settled shares at such earlier closing time.  Generally, shareholders whose purchase orders have been accepted by the Money Market Series prior to the Settlement Time, or an earlier closing time on any day that the Money Market Series closes early, and shareholders whose redemption proceeds have not been wired to the shareholders on any business day, are eligible to receive dividends on that business day.
Dividends and capital gains distributions are reinvested in the form of additional full and fractional shares of the Money Market Series at net asset value (as of the business day following the dividend record date), unless, upon written notice to the Advisor, the shareholder selects one of the following options:  (i) Income Option—to receive income dividends in cash and capital gains distributions in additional shares at net asset value; (ii) Capital Gains Option—to receive capital gains distributions in cash and income dividends in additional shares at net asset value; or (iii) Cash Option—to receive both income dividends and capital gains distributions in cash.
The Partnership Series (defined below) do not expect to make distributions of their ordinary income and net realized capital gains.
Item 11(e)  Frequent Purchases and Redemptions of Series Shares.  The Series are designed for long-term investors (except as described below) and are not intended for investors that engage in excessive short-term trading activity that may be harmful to the Series, including but not limited to market timing.  Excessive short-term trading into and out of the Series can disrupt portfolio management strategies, harm performance and increase Series expenses for all shareholders, including long-term shareholders who do not generate these costs.
In addition, certain Series may be more susceptible to the risks of short-term trading than other Series.  The nature of the holdings of the international Series may present opportunities for a shareholder to engage in a short-term trading strategy that exploits possible delays between changes in the price of a Series’ holdings and the reflection of those changes in the Series’ net asset value (called “arbitrage market timing”).  Such delays may occur because an international Series has significant investments in foreign securities where, due to time zone differences, the values of those securities are established some time before the Series calculate their net asset values.  In such circumstances, the available market prices for such foreign securities may not accurately reflect the latest indications of value at the time the international Series calculates its net asset value.  There is a possibility that arbitrage market timing may dilute the value of a Series’ shares if redeeming shareholders receive proceeds (and purchasing shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices.
The Board has adopted a policy (the “Trading Policy”) and the Advisor and DFA Securities LLC (formerly DFA Securities Inc.) (“DFAS,” and together with the Advisor, “Dimensional”) and Dimensional’s agents have implemented the following procedures, which are designed to discourage and prevent market timing or excessive short-term trading in the Series:  (i) trade activity monitoring and purchase blocking procedures, and (ii) use of fair value pricing.
The Trust, Dimensional and their agents monitor trades and flows of money in and out of the Series from time to time in an effort to detect excessive short-term trading activities, and for consistent enforcement of the Trading Policy.  The Trust reserves the right to take the actions necessary to stop excessive or disruptive trading activities, including refusing or canceling purchase or exchange orders for any reason,
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without prior notice, particularly purchase or exchange orders that the Trust believes are made on behalf of market timers.  The Trust, Dimensional and their agents reserve the right to restrict, refuse or cancel any purchase or exchange request made by an investor indefinitely if the Trust or Dimensional believe that any combination of trading activity in the accounts is potentially disruptive to a Series.  In making such judgments, the Trust and Dimensional seek to act in a manner that is consistent with the interests of shareholders.  For purposes of applying these procedures, Dimensional may consider an investor’s trading history in the Series, and accounts under common ownership, influence or control.
In addition to the Trust’s general ability to restrict potentially disruptive trading activity as described above, the Trust also has adopted purchase-blocking procedures.  Under the Trust’s purchase blocking procedures, where an investor has engaged in any two purchases and two redemptions (including redemptions that are part of an exchange transaction) in a Series in any rolling 30-calendar day monitoring period (i.e., two “round trips”), the Trust and Dimensional intend to block the investor from making any additional purchases in that Series for 90 calendar days (a “purchase block”).  If implemented, a purchase block will begin at some point after the transaction that caused the investor to have engaged in the prohibited two round-trips is detected by the Trust, Dimensional, or their agents.  The Trust and Dimensional are permitted to implement a longer purchase block, or permanently bar future purchases by an investor, if they determine that it is appropriate.
Under the Trust’s purchase blocking procedures, the following purchases and redemptions will not trigger a purchase block:  (i) purchases and redemptions of shares having a value in each transaction of less than $25,000; (ii) purchases and redemptions by U.S. registered investment companies that operate as fund of funds and non-U.S. companies that operate as fund of funds that the Trust or Dimensional, in their sole discretion, have determined are not designed and/or are not serving as vehicles for excessive short-term or other disruptive trading (in each case, the fund of funds shall agree to be subject to monitoring by Dimensional); (iii) purchases and redemptions by a feeder portfolio of a master fund’s shares; (iv) systematic or automated transactions where the shareholder, financial advisor or investment fiduciary does not exercise direct control over the investment decision; (v) retirement plan contributions, loans, loan repayments and distributions (including hardship withdrawals) identified as such in the retirement plan recordkeeper’s system; (vi) purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA recharacterizations; (vii) purchases of shares with Series dividends or capital gain distributions; (viii) transfers and reregistrations of shares within the same Series; and (ix) transactions by 529 Plans.  Notwithstanding the Trust’s purchase blocking procedures, all transactions in Series shares are subject to the right of the Trust and Dimensional to restrict potentially disruptive trading activity (including purchases and redemptions described above that will not be subject to the purchase blocking procedures).
As of the date of this registration statement, the ability of the Trust and Dimensional to apply the purchase blocking procedures on purchases by all investors may be restricted due to systems limitations of the Trust’s service providers.  The Trust expects that the application of the Trading Policy as described above, including the purchase blocking procedures (subject to the limitations described above), will be able to be implemented by Intermediaries in compliance with Rule 22c-2 under the 1940 Act.
The Money Market Series is managed for investors who intend to invest in the Series on a short-term or overnight basis.  Dimensional and the Trust do not apply the purchase blocking procedures and may allow more frequent purchases and sales of shares by an investor in the Money Market Series than in the shares of other Series, in circumstances where the investor’s trading activity is not excessive and overly disruptive to the Series and portfolio management strategies, or undertaken for prohibited purposes (including market timing).  In monitoring this activity, Dimensional, in its discretion, may determine that
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an investor’s frequent purchases and sales of shares of the Money Market Series are excessive and overly disruptive, or undertaken for prohibited purposes (including market timing), and therefore, inconsistent with the interests of the Series’ other shareholders.  In those instances, Dimensional may refuse to process additional purchases or exchanges of shares of the Money Market Series by the investor.  Permitting investors to purchase shares of the Money Market Series for short-term purposes may increase the costs of the Series and negatively impact the performance of the Series.
In addition, the purchase blocking procedures will not apply to a redemption transaction in which a Series distributes portfolio securities to a shareholder in-kind, where the redemption will not disrupt the efficient portfolio management of the Series and the redemption is consistent with the interests of the remaining shareholders of the Series.
In addition to monitoring trade activity, the Board has approved fair value pricing procedures that govern the pricing of the securities of the Series.  These procedures are designed to help ensure that the prices at which Series’ shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.  (See Item 11(a) Pricing of Fund Shares above for additional details regarding fair value pricing of the Series’ securities.)
Although the procedures are designed to discourage excessive short-term trading, none of the procedures individually nor all of the procedures taken together can completely eliminate the possibility that excessive short-term trading activity in a Series may occur.  The Series do not knowingly accommodate excessive or disruptive trading activities, including market timing.
Item 11(f)  Tax Consequences. Different tax rules apply, depending on whether, for federal income tax purposes, a Series is classified as a partnership (the “Partnership Series,” consisting of all of the Series other than the Money Market Series) or a corporation (the “Corporate Series,” consisting of the Money Market Series, which has elected and qualified to be treated as a regulated investment company).  At any time a Series formerly classified as a partnership has only one shareholder (owner), the Series will be classified as a disregarded entity (“Disregarded Entity”), meaning, for federal income tax purposes, that the Series will be disregarded as an entity separate from its owner.  The tax rules applicable to each type of entity affect the amount, timing, and character of the income received by an investor from each Series.
The Board reserves the right, without the consent of the affected shareholders, to change the entity classification of a Series for U.S. federal income tax purposes at any time, as may be permitted or required under the Code.  For instance, the Board might cause a Series that is classified as a corporation and taxable as a regulated investment company to elect to be classified as a partnership (if the Series has two or more shareholders) or Disregarded Entity (if the Series has one shareholder) or vice versa.  Such a change in entity classification may be prompted by, among other things, changes in law, the investment strategy of the Series, or the nature and number of shareholders of a Series, or other factors or events adversely affecting the ability of the Series to comply with the Code.  A change in entity classification of a Series may be a taxable event, causing the Series and shareholders of the Series that are subject to tax to recognize a taxable gain or loss.  Such a change in entity classification also would cause the shareholders of the Series to be subject to a different taxation regime, which may adversely affect some shareholders, depending upon the shareholders’ particular circumstances.
The Corporate Series.  The Series has elected and intends to qualify to be treated as a regulated investment company under the Code.  As a regulated investment company, the Series generally pays no U.S. federal income tax on the income and gains that the Series distributes to shareholders.
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Annual Statement.  Each year, shareholders will receive a statement that shows the tax status of distributions the shareholders received during the previous calendar year.  Distributions declared in October, November or December to shareholders of record in such month, but paid in January, are taxable as if the distributions were paid in December.
Avoid “Buying A Dividend.” At the time shareholders purchase their Series shares, the Series’ net asset value may reflect undistributed income or undistributed capital gains.  A subsequent distribution to the shareholder of such amounts, although constituting a return of their investment, would be taxable. Buying shares in the Series just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”  In addition, a Series’ net asset value may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you.
Tax Considerations.  In general, if a shareholder is a taxable investor, Series distributions will be taxable to the shareholder primarily as ordinary income. The Series may also make distribution of capital gains. This is true whether shareholders reinvest their distributions in additional Series shares or receive the distributions in cash.
For federal income tax purposes, Series distributions of short-term capital gains are taxable to shareholders at ordinary income rates. Series distributions of long-term capital gains are taxable to shareholders as long-term capital gains no matter how long the shareholder has owned their shares. Because the Series is a money market fund, it does not anticipate realizing any long-term capital gains.  A Series with a high portfolio turnover rate (a measure of how frequently assets within a Series are bought and sold) is more likely to generate short-term capital gains than a Series with a low portfolio turnover rate. Because the income of the Series is derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid to shareholders by the Series is anticipated to be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates.
Sale or Redemption of Corporate Series Shares.  Unless you choose to adopt a simplified “NAV method” of accounting (described below), any capital gain or loss on the sale or exchange of Series shares (as noted above) generally will be treated either as short-term if you held your Series shares for one year or less, or long-term if you held your Series shares longer. If you elect to adopt the NAV method of accounting, rather than computing gain or loss on every taxable disposition of Series shares as described above, you would determine your gain or loss based on the change in the aggregate value of your Series shares during a computation period (such as your taxable year), reduced by your net investment (purchases minus sales) in those shares during that period. Under the NAV method, any resulting net capital gain or loss would be treated as short-term capital gain or loss.
Cost basis reporting is not required for shareholders investing in a money market fund operating under Rule 2a-7 under the 1940 Act.
Liquidity Fees.  There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by a fund, and such tax treatment may be the subject of future IRS guidance.  If the Series receives liquidity fees, it will consider the appropriate tax treatment of such fees to the Series at such time.
Medicare Tax.  An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Series and net gains from redemptions or other taxable dispositions of Series shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.  This Medicare tax, if applicable, is reported by shareholders on, and paid with, the shareholder’s federal income tax return.
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Backup Withholding. By law, the Series is required to withhold 24% of taxable dividends, capital gains distributions, and redemption proceeds paid to a shareholder if the shareholder does not provide its proper taxpayer identification number and certain required certifications. A shareholder may avoid this withholding requirement by providing and certifying on the account registration form the correct Taxpayer Identification Number and by certifying that the shareholder is not subject to backup withholding and is a U.S. person (including a U.S. resident alien).  The Series also must withhold if the IRS instructs it to do so.
State and Local Taxes.  In addition to federal taxes, a shareholder may be subject to state and local taxes on distributions from the Series and on gains arising on redemption or exchange of the Series’ shares. Distributions of interest income and capital gains realized from certain types of U.S. Government securities may be exempt from state personal income taxes.
Non-U.S. Investors.  Non-U.S. investors may be subject to U.S. withholding tax, at either a 30% statutory rate or a lower rate if you are a resident of a country that has a tax treaty with the U.S., and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by the Series from long-term capital gains, if any, interest-related dividends paid by the Series from its qualified net interest income from U.S. sources and short-term capital gain dividends, if such amounts are reported by the Series. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if a non-U.S. investor fails to properly certify that it is not a U.S. person. Non-U.S. investors also may be subject to U.S. estate tax.
Other Reporting and Withholding Requirements. Under the Foreign Account Tax Compliance Act (“FATCA”), the Series will be required to withhold a 30% tax on income dividends paid by the Series to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions, and the proceeds arising from the sale of Series shares; however, based on proposed regulations issued by the IRS, which may be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected).  The Series may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA.  Withholding also may be required if a foreign entity that is a shareholder of the Series fails to provide the Series with appropriate certifications or other documentation concerning its status under FATCA.
Series Classified as Partnerships.  The Series will not be subject to U.S. federal income tax, subject to the application of certain partnership audit rules.  Instead, an investor in a Series will report separately on its own income tax return, its distributive share of a Series’ income, gains, losses, deductions, and credits (including foreign tax credits for creditable foreign taxes imposed on a Series).  The Series’ taxable year-end will be October 31, but may be subject to change, depending on the tax years of the investors in such Series.  Although, as described above, the Series will not be subject to U.S. federal income tax, the Series will file appropriate U.S. federal income tax returns.
The use of derivatives by a Series may cause the Series to realize higher amounts of ordinary income or short-term capital gain, allocations of which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.  Changes in government
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regulation of derivative instruments could affect the character, timing and amount of a Series’ taxable income or gains, and may limit the Series from using certain types of derivative instruments as a part of its investment strategy.
Certain Series may be subject to foreign withholding taxes on income from foreign securities.
In general, distributions of money by a Series to an investor will represent a non-taxable return of capital to the investor up to the amount of the investor’s adjusted tax basis in its entire interest in the Series.  The Series, however, do not currently intend to declare and pay distributions to investors except as may be determined by the Board of Trustees.
Sale or Redemption of Partnership Series’ Shares. The sale of shares of a Series is a taxable event and may result in a capital gain or loss to shareholders.  For tax purposes, an exchange of shares in a Series for shares of a different Series is the same as a sale.  However, a distribution in partial or complete redemption of an investor’s shares in a Series is taxable as a sale or exchange only to the extent the amount of money received exceeds the investor’s tax basis in the entire interest in the Series.  Any loss may be recognized only if an investor redeems the investor’s entire interest in the Series for money.
Tax-Exempt Investors. In the case of a tax-exempt investor, an allocable share of income will be “unrelated business taxable income” (“UBTI”) to the extent that the Series borrows money to acquire property or invests in assets that produce UBTI.
Medicare Tax.  An additional 3.8% Medicare tax is imposed on certain net investment income of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. “Net investment income,” for these purposes, means investment income (including (i) net gains from the taxable disposition of shares of a Series to the extent the net gain would be taken into account by the investor if the Series sold all of its property for fair market value immediately before the disposition of the shares of the Series, and (ii) an allocable share of the Series’ interest, dividends and net gains) reduced by the deductions properly allocable to such income.  This Medicare tax, if applicable, is reported by investors on, and paid with, the investor’s federal income tax return.
State and Local Taxes. In addition to federal taxes, an investor may be subject to state and local taxes on the distributive share of a Series’ income and gains and on gains arising on redemption or exchange of a Series’ shares.  Investors should consult their tax advisors to determine the applicability of state, local or foreign taxes to their distributive share of a Series’ income, gains, losses, deductions, and credits.
Change in Entity Classification. At any time a Series becomes a Disregarded Entity, the income, gains, losses, deductions, and credits of the Disregarded Entity are treated as earned by its sole shareholder with the same consequences as if the shareholder directly realized such amounts.  A distribution in cash or in-kind in partial or complete redemption of shares in a Disregarded Entity by its sole shareholder is a non-event for federal income tax purposes.  A partial sale of shares in a Disregarded Entity to another person would create a new partnership.  A Disregarded Entity does not file U.S. federal income tax returns.
Other Reporting and Withholding Requirements.  Under FATCA, a Series will be required to withhold a 30% tax on certain U.S. source payments (such as interest and dividends) to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to the payment of gross proceeds; however, based on
52

proposed regulations issued by the IRS, which may be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected).  A Series may disclose the information that it receives from its investors to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA.  Withholding also may be required if a foreign entity that is an investor of a Series fails to provide the Series with appropriate certifications or other documentation concerning its status under FATCA.
This discussion of “Tax Consequences” is not intended or written to be used as tax advice.  Prospective investors should consult Item 24 hereof.  Because everyone’s tax situation is unique, investors should consult their own tax professional about federal, state, local, or foreign tax consequences before making an investment in a Series.
Item 12.  Distribution Arrangements.
Item 12(a)  Sales Loads.  Not applicable.
Item 12(b)  Rule 12b-1 Fees.  Not applicable.
Item 12(c)  Master-Feeder Funds.  Certain shareholders of the Series are open-end investment companies and unregistered investment companies that seek to achieve their investment objectives by investing substantially all of their investable assets in a corresponding Series of the Trust (the “Feeder Portfolios”).  Each Feeder Portfolio has the same investment objective, policies and limitations as the corresponding Series in which it invests.  The master-feeder structure is unlike many other investment companies that directly acquire and manage their own portfolio of securities.  The investment experience of each Feeder Portfolio will correspond directly with the investment experience of its corresponding Series.
Responses to Item 13 have been omitted pursuant to paragraph 2(b) of Instruction B of the General Instructions to Form N‑1A.
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Part B:
Item 14.  Cover Page and Table of Contents.  Not applicable.
Item 15.  Fund History.
Item 15(a)  The Trust is a Delaware statutory trust (formerly known as a Delaware business trust), which was organized on October 27, 1992.  Until September 13, 2005, the Asia Pacific Series was known as The Pacific Rim Small Company Series.
Item 15(b)  Not applicable.
Item 16.  Description of the Fund and Its Investments and Risks.
Item 16(a)  Classification.  The Trust is an open-end, management investment company registered under the 1940 Act.  Each Series operates as a diversified investment company.  Further, no Series will invest more than 25% of its total assets in securities of companies in a single industry, except for the Money Market Series’ investments in obligations of banks and bank holding companies, as otherwise noted in this registration statement.
Item 16(b) and (c)  Investment Strategies and Risks and Fund Policies.  In addition to the policies stated in response to Item 9 of Part A, each of the Series has adopted certain investment limitations that may not be changed with respect to any Series without the approval of a majority of the outstanding voting securities of the Series.  A “majority” is defined as the lesser of:  (1) at least 67% of the voting securities of the Series (to be affected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Series are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Series.
The Series will not:
(1)
purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this limitation does not prevent a Series from (i) purchasing or selling securities of companies that purchase or sell commodities or that invest in commodities; (ii) engaging in any transaction involving currencies, options, forwards, futures contracts, options on futures contracts, swaps, hybrid instruments or other derivatives; or (iii) investing in securities, or transacting in other instruments, that are linked to or secured by physical or other commodities;

(2)
purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent a Series from:  (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, and (ii) purchasing or selling real estate mortgage loans;

(3)
make loans, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the U.S. Securities & Exchange Commission (the “SEC”); provided that in no event shall a Series be permitted to make a loan to a natural person;

(4)
purchase the securities of any one issuer, if immediately after such investment, a Series would not qualify as a “diversified company” as that term is defined by the 1940 Act, as amended, and as modified or interpreted by regulatory authority having jurisdiction, from time to time;

(5)	borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC;
(6)	engage in the business of underwriting securities issued by others;
(7)	sell securities short; provided that the Canadian Series is not subject to this limitation; or
(8)	issue senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted under the 1940 Act.
The Series (except for the Canadian Series) will not:
(9)
acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Series’ total assets would be invested in securities of companies within such industry.  However, the Money Market Series will invest more than 25% of its total assets in obligations of U.S. and/or foreign banks and bank holding companies.  For purposes of the Money Market Series’ policy, banks and bank holding companies are considered to constitute a single industry, the banking industry.

The Canadian Series will not:
(10)
concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or securities of other investment companies).

For purposes of the investment limitation described in (5) above, The Emerging Markets Series and The Emerging Markets Small Cap Series may borrow in connection with a foreign currency transaction or the settlement of a portfolio trade.  Although (3) above prohibits loans, the Series are authorized to lend portfolio securities.  (See “Securities Loans” in Item 9 of Part A.)  Investment limitation (3) above also does not, among other things, prevent a Series from engaging in repurchase agreements, acquiring debt or loan instruments in the future or participating in an interfund lending order granted by the SEC.  With respect to (5) above, a Series will maintain asset coverage of at least 300% (as described in the 1940 Act), inclusive of amounts borrowed, with respect to any borrowings made by a Series. Under the 1940 Act, an open-end investment company may borrow up to 33⅓% of its total assets (including the amount borrowed) from banks, and may borrow up to an additional 5% of its total assets, for temporary purposes, from any other person.
With respect to the investment limitation described in (8) above, a Series will not issue senior securities, except that a Series may borrow money as described above.  A Series may also borrow money for temporary purposes, but not in excess of 5% of the Series’ total assets.  Further, a transaction or agreement that otherwise might be deemed to create leverage, such as a forward or futures contract, option, swap or when-issued security, delayed delivery or forward commitment transaction, will not be considered a senior security to the extent such investments are purchased and held in compliance with the requirements of the 1940 Act and the rules thereunder.

With respect to the Money Market Series, for purposes of the investment limitation described in (9) above, as a temporary defensive measure, the Series when attempting to respond to adverse market, economic, political, or other conditions, may deviate from its policy to invest more than 25% of its total assets in obligations of U.S. and/or foreign banks and bank holding companies.
Pursuant to Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), each Series (other than the Money Market Series) may not acquire any “illiquid investment” if, immediately after the acquisition, the Series would have invested more than 15% of its net assets in illiquid investments that are assets. Illiquid investments are investments that a Series reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the Trust’s liquidity risk management program (the “Liquidity Program”). As required by the Liquidity Rule, the Trust has implemented the Liquidity Program, and the Board, including a majority of the disinterested Trustees, has appointed a liquidity risk management program administrator (the “Liquidity Program Administrator”) to administer such program. The Liquidity Program Administrator’s responsibilities include, among others, determining the liquidity classification of a Series’ investments and monitoring compliance with the 15% limit on illiquid investments.
For the Money Market Series, which is operated in accordance with Rule 2a-7 under the 1940 Act, limitations on investments in illiquid securities include that the Series may not hold more than 5% of its total assets (measured immediately after the time of acquisition) in illiquid securities, defined as securities that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to them by the Money Market Series. Money market funds are not subject to the requirements of Rule 22e-4 under the 1940 Act and therefore the Money Market Series is not subject to the Liquidity Program.
Pursuant to Rule 144A under the 1933 Act, the Series may purchase certain unregistered (i.e., restricted) securities upon a determination that a liquid institutional market exists for the securities.  If it is determined that a liquid market does exist, the securities will not be subject to the 15% limitation on illiquid investments (or the 5% limitation on illiquid securities, in the case of the Money Market Series).  Among other considerations, the Advisor may consider the number of dealers making a market in such securities when determining whether a liquid market exists.  After purchase, a Series will continue to monitor the liquidity of Rule 144A securities.
Notwithstanding any of the above investment restrictions, The Emerging Markets Series and The Emerging Markets Small Cap Series may establish subsidiaries or other similar vehicles for the purpose of conducting their investment operations in Approved Markets, if such subsidiaries or vehicles are required by local laws or regulations governing foreign investors, such as the Series, or whose use is otherwise considered by the Series to be advisable.  Such Series would “look through” any such vehicle to determine compliance with their investment restrictions.
The investment limitations described above do not prohibit a Series from purchasing or selling futures contracts and options on futures contracts, to the extent otherwise permitted under the Series’ investment strategies.  Except with respect to a Series’ limitation on borrowing, illiquid investments, or otherwise indicated, with respect to the investment limitations described above, all limitations applicable to the Series’ investments apply only at the time that a transaction is undertaken.
Because the structure of each Series, except the Money Market Series, is based on the relative market capitalizations of eligible holdings, it is possible that the Series might include at least 5% of the outstanding voting securities of one or more issuers.  In such circumstances, the Trust and the issuer would be deemed “affiliated persons” under the 1940 Act, and certain requirements of the Act regulating dealings between affiliates might become applicable.
Each of the Series (except the International Value Series and the Money Market Series) has adopted a non-fundamental policy as required by Rule 35d-1 under the Investment Company Act of 1940 (the “1940 Act”) that, under normal circumstances, at least 80% of the value of each Series’ net assets, plus the amount of any borrowings for investment purposes, will be invested in a specific type of investment.  For purposes of each 80% policy, the value of the derivatives in which a Series invests will be calculated in the same way that the values of derivatives are calculated when calculating a Series’ net asset value.  Derivative instruments are valued at market price (not notional value) and may be fair valued, for purposes of calculating a Series’ net asset value.  Additionally, if a Series changes its 80% investment policy, the Series will notify shareholders at least 60 days before the change, and will change the name of the Series.  For more information on each Series’ specific 80% policy, please see “Investment Objectives and Implementation of Investment Objectives” in Item 9 of the Part A.
With respect to each Series (other than the Money Market Series), Advisor has adopted a process that monitors environmental, social, and governance news and large share price movements of eligible portfolio companies to identify issuers whose future financial data may be negatively impacted to a significant degree by environmental, social, or governance factors.  The Advisor may use third party tools to assist in filtering news focused on environmental, social and governance issues.  Companies that are identified through this process are escalated to the members of the Advisor’s portfolio management team for further evaluation.  After review, if the portfolio management team determines that an issuer’s future financial data is likely to be significantly impacted, the issuer may be underweighted, temporarily excluded from further investment, or divested from a Series.
Futures Contracts
All Series, except the Money Market Series, may purchase or sell futures contracts and options on futures contracts to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Series. The Series, however, do not intend to sell futures contracts to establish short positions in individual securities.
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price.  Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges.  The Series will be required to make a margin deposit in cash or government securities with a futures commission merchant (an “FCM”) to initiate and maintain positions in futures contracts.  Minimal initial margin requirements are established by the futures exchange, and FCMs may establish margin requirements that are higher than the exchange requirements.  A Series also will incur brokerage costs in connection with entering into futures contracts. After a futures contract position is opened, the value of the contract is marked to market daily.  If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin to be held by the FCM will be required.  Conversely, a reduction in the required margin would result in excess margin that can be refunded to the custodial accounts of the Series.  Variation margin payments may be made to and from the futures broker for as long as the contract remains open.  The Series expect to earn income on their margin deposits.
At any time prior to the expiration of a futures contract, a Series may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract. Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange).  No secondary market for such contracts exists. Although a Series may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for any particular futures contract at any specific time.  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Series to substantial losses. In such event, and in the event of adverse price movements, the Series would be required to make daily cash payments of variation margin. In such situations, if the Series had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances a Series may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the performance of the Series.
Foreign Currency Transactions
The International Equity Series may enter into foreign currency exchange transactions in order to attempt to protect against uncertainty in the level of future foreign currency exchange rates.  The Series will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.  A foreign currency forward contract involves an obligation to exchange two currencies at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a fixed rate set at the time of the contract.  These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.
With respect to an International Equity Series, the Series may enter into a foreign currency exchange transaction in connection with the purchase or sale of foreign equity securities, typically to “lock in” the value of the transaction with respect to a different currency.  In addition, the Series, from time to time, may enter into a forward contract to transfer balances from one currency to another currency.
At the maturity of a forward currency contract, an International Equity Series may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, the Series may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts may be effected with a counterparty other than the counterparty to the original forward contract.
Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to the International Equity Series. To the extent the Series engages in forward currency contracts to generate current income, the Series will be subject to these risks which the Series might otherwise avoid (e.g., through use of hedging transactions).
The use of foreign currency exchange transactions may not benefit an International Equity Series if exchange rates move in an unexpected manner. In addition, these techniques could result in a loss if the counterparty to a transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency. These transactions also involve settlement risk, which is the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty.
Foreign Issuers
The International Equity Series may acquire and sell securities issued in foreign countries, and the Money Market Series may acquire and sell U.S. dollar denominated debt securities issued or guaranteed by foreign governments, or their authorities, agencies, instrumentalities or political subdivisions. There are substantial risks associated with investing in the securities issued by governments and companies located in, or having substantial operations in, foreign countries, which are in addition to the risks inherent in U.S. investments. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S., which may result in greater potential for fraud or market manipulation. There is also the risk of substantially more government involvement in the economy in foreign countries, as well as, the possible arbitrary and unpredictable enforcement of securities regulations and other laws, which may limit the ability of an International Equity Series or the Money Market Series to invest in foreign issuers.

Significantly, there is the possibility of cessation of trading on foreign exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, or diplomatic developments. There is no assurance that the Advisor will be able to anticipate these potential events. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to U.S. issuers. Certain countries’ legal institutions, financial markets, and services are less developed than those in the U.S. or other major economies. An International Equity Series may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts. The costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments. To the extent that an International Equity Series invests a significant portion of its assets in a specific geographic region or country, the International Equity Series will have more exposure to economic risks related to such region or country than a fund whose investments are more geographically diversified. In addition, economies of some emerging market countries may be based on only a few industries and may be highly vulnerable to changes in local or global trade conditions. Foreign markets also have substantially less volume than the U.S. markets and securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. An International Equity Series, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value.

It is also possible that the U.S., other nations or other governmental entities (including supranational entities) could impose sanctions against issuers in various sectors of certain foreign countries. This could limit an International Equity Series’ investment opportunities in such countries, impairing the International Equity Series’ ability to invest in accordance with its investment strategy and/or to meet its investment objective. In addition, an imposition of sanctions upon such issuers could result in an immediate freeze of the issuers’ securities, impairing the ability of an International Equity Series to buy, sell, receive or deliver those securities.  Further, current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact an International Equity Series.

Emerging markets

Securities of issuers associated with emerging market countries, including, but not limited to, issuers that are organized under the laws of, maintain a principal place of business in, derive significant revenues from, or issue securities backed by the government (or, its agencies or instrumentalities) of emerging market countries may be subject to higher and additional risks than securities of issuers in developed foreign markets. These risks include, but are not limited to (i) social, political and economic instability; (ii) government intervention, including policies or regulations that may restrict an International Equity Series’ investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to an emerging market country’s national interests; (iii) less transparent and established taxation policies; (iv) less developed legal systems which may limit the rights and remedies available to a Series against an issuer and with respect to the enforcement of private property rights and/or redress for injuries to private property; (v) the lack of a capital market structure or market-oriented economy which could limit reliable access to capital; (vi) higher degree of corruption and fraud  and potential for market manipulation; (vii) counterparties and financial institutions with less financial sophistication, creditworthiness and/or resources as those in developed foreign markets; (viii) the possibility that the process of easing restrictions on foreign investment occurring in some emerging market countries may be slowed or reversed by unanticipated economic, political or social events in such countries, or the countries that exercise a significant influence over those countries; and (ix) differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards that could impede the Advisor’s ability to evaluate issuers.

In addition, many emerging market countries have experienced substantial, and during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of these countries. Moreover, the economies of some emerging market countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, currency depreciation, debt burden, capital reinvestment, resource self-sufficiency and balance of payments position.

An International Equity Series may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of emerging market issuers. Potential counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed foreign markets. Currency and other hedging techniques may not be available or may be limited. The local taxation of income and capital gains accruing to nonresidents varies among emerging market countries and may be comparatively high. Emerging market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that an International Equity Series could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets. Custodial services and other investment-related costs in emerging market countries are often more expensive, compared to developed foreign markets and the U.S., which can reduce an International Equity Series’ income from investments in securities or debt instruments of emerging market country issuers.

Some emerging market currencies may not be internationally traded or may be subject to strict controls on foreign investment by local governments, resulting in undervalued or overvalued currencies and associated difficulties with the valuation of assets, including an International Equity Series’ securities, denominated in that currency. Some emerging market governments restrict currency conversions and/or set limits on repatriation of invested capital. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be different than the actual market values and may be adverse to an International Equity Series’ shareholders.

Investments in Chinese companies may be made through a special structure known as a variable interest entity (“VIE”). In a VIE structure, foreign investors, such as the Emerging Markets Series, will only own stock in a shell company rather than directly in the Chinese company, known as the VIE.  The VIE must be owned by Chinese nationals (and/or Chinese companies), which are typically the VIE’s founders, to obtain the licenses and/or assets required to operate in certain restricted and/or prohibited sectors in China. The value of the shell company is therefore derived from its ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. The shell company is typically set up in an offshore jurisdiction, such as the Cayman Islands, and enters into the service and other contracts with the VIE through a wholly foreign-owned enterprise based in China. The VIE structure is designed to provide foreign investors with exposure to Chinese companies that operate in certain sectors in which China restricts and/or prohibits foreign investments, such as internet, media, education and telecommunications.

While VIEs are a longstanding industry practice that is well known to Chinese officials and regulators, historically they have not been formally recognized under Chinese law and regulations regarding the structure are evolving. For example, in late December 2021, the China Securities Regulatory Commission (CSRC) released draft rules that would permit the use of VIE structures, provided they abide by Chinese laws and register with the CSRC. The new draft rules, however, may cause Chinese companies to undergo greater scrutiny and may make the process to create and/or operate VIEs more difficult and costly. It is uncertain whether Chinese officials or regulators will withdraw their acceptance of the VIE structure generally, or with respect to certain industries, or limit VIEs’ ability to pass through economic and governance rights to foreign individuals and entities. The contractual arrangements with the VIE also may not be as effective in providing operational control as direct equity ownership. The Chinese equity owner(s) of a VIE could decide to breach the contractual arrangements and may have conflicting interests and fiduciary duties as compared to foreign investors in the shell company. Further, any breach or dispute under these contracts will likely fall under Chinese jurisdiction and law. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts through Chinese courts and/or arbitration bodies, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect the Emerging Markets Series’ returns and net asset value. In addition, foreign companies with securities listed on U.S. securities exchanges, including those that utilize VIE structures, may be delisted if they do not meet the requirements of the listing exchange, the Public Company Accounting Oversight Board or the U.S. government, which could significantly decrease the liquidity and value of such investments.

General Market and Geopolitical Risks

The value of a Series’ securities changes daily due to economic and other events that affect market prices generally, as well as those that affect particular regions, countries, industries, or issuers. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries.  Portfolio securities may be negatively impacted by inflation (or expectations for inflation), interest rates, global demand for particular products/services or resources, natural disasters, pandemics, epidemics, terrorism, war, military confrontations, regulatory events and governmental or quasi-governmental actions, among others.  Natural and environmental disasters, including weather-related phenomena, also can adversely affect individual issuers, sectors, industries, markets, currencies, countries, or regions. The occurrence of global events similar to those in recent years (e.g., natural disasters, virus epidemics, social and political discord, and terrorist attacks around the world) may result in market volatility and have long term effects on both the U.S. and global economies and financial markets. The risks associated with such events may be greater in developing or emerging market countries, many of which have less developed political, financial, healthcare, and/or emergency management systems. Negative global events also can disrupt the operations and processes of any of the service providers for a Series. Similarly, negative global events, in some cases, could constitute a force majeure event under contracts with service providers or contracts entered into with counterparties for certain transactions.

Political, United Kingdom and European Market Related Risks

Series that have significant exposure to certain countries can be expected to be impacted by the political and economic conditions within such countries. There is continuing uncertainty regarding the ramifications of the United Kingdom’s (“UK”) vote to exit the European Union (“EU”) in June 2016 (“Brexit”).  On January 31, 2020, the UK officially withdrew from the EU and on May 1, 2021, the UK and EU formally entered into the EU-UK Trade and Cooperation Agreement (“Agreement”).  While the Agreement is viewed as a positive step towards finalizing the framework of the future relationship between the EU and UK, many aspects of the relationship are still under negotiation and it is unclear when these negotiations will be complete.  For example, the Agreement is limited with respect to its treatment of the trade of services.  As the outcomes of these negotiations remain unclear, the effects on the UK, EU and the broader global economy cannot be determined at this time.  Brexit may cause greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and increased likelihood of a recession in the UK. While it is not possible to determine the precise impact these events may have on a Series, during this period and beyond, the impact on the UK, EU countries, other countries or parties that transact with the UK and EU, and the broader global economy could be significant and could adversely affect the value and liquidity of a Series’ investments.  In addition, if one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.
Cash Management Practices
All the Series, other than the Money Market Series, engage in cash management practices in order to earn income on uncommitted cash balances.  Generally, cash is uncommitted pending investment in other securities, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable.  For example, in the case of The Emerging Markets Series, cash investments may be made for temporary defensive purposes during periods in which market, economic or political conditions warrant. In addition, each of the Series may enter into arrangements with its custodian whereby it may earn a credit on its cash balances maintained in its non-interest bearing U.S. Dollar custody cash account to be applied against fund service fees payable to the custodian or the custodian’s subsidiaries for fund services provided.
The Series, other than the Money Market Series, may invest cash in the following permissible investments:

Series	Permissible Cash Investments*

U.S. Large Cap Value Series
Short-term repurchase agreements; fixed income securities, such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

DFA International Value Series, Japanese Small Company, Asia Pacific Small Company, United Kingdom Small Company, Continental Small Company, Canadian Small Company Series and The Emerging Markets Series

Short-term repurchase agreements; fixed income securities, such as money market instruments; freely convertible currencies; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

*
With respect to fixed income instruments, except in connection with corporate actions, the Series will invest in fixed income instruments that at the time of purchase have an investment grade rating by a rating agency or are deemed to be investment grade by the Advisor.

**	Investments in money market mutual funds may involve duplication of certain fees and expenses.
Exchange traded funds
All the Series, other than the Money Market Series, may also invest in exchange traded funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to the equity markets while maintaining liquidity.
An ETF is an investment company classified as an open-end investment company or unit investment trust that is traded similar to a publicly traded company.  ETFs in which the Series invest are passively managed and attempt to track or replicate a desired index, such as a sector, market or global segment.  The risks and costs of investing in ETFs are comparable to investing in a publicly traded company.  The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses, of its underlying index.  The risk of not correlating to the index is an additional risk to the investors of ETFs.  When a Series invests in an ETF, shareholders of the Series bear their proportionate share of the underlying ETF’s fees and expenses.
Repurchase Agreements
In addition, all Series may invest in repurchase agreements.  In the event of the bankruptcy of the counterparty to a repurchase agreement, the Trust could experience delay in recovering the securities underlying such agreements.  Management believes that this risk can be controlled through counterparty and collateral management criteria and careful monitoring procedures.
Interfund Borrowing and Lending
The DFA Fund Complex (defined below) has received exemptive relief from the SEC which permits the registered investment companies to participate in an interfund lending program among portfolios and series managed by the Advisor (the “Portfolios/Series”) (portfolios that operate as feeder portfolios do not participate in the program). The interfund lending program allows the participating Portfolios/Series to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of the participating Portfolios/Series, including the following: (1) no Portfolio/Series may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating Portfolios/Series under a loan agreement; and (2) no Portfolio/Series may lend money through the program unless it receives a more favorable return than that available from an investment in overnight repurchase agreements or the yield of any money market fund in which the Portfolio/Series could invest. In addition, a Portfolio/Series may participate in the program only if and to the extent that such participation is consistent with its investment objectives, policies and limitations. Interfund loans and borrowings have a maximum duration of seven days and loans may be called on one business day’s notice.
A participating Portfolio/Series may not lend to another Portfolio/Series under the interfund lending program if the interfund loan would cause its aggregate outstanding interfund loans to exceed 15% of its current net assets at the time of the loan.  Interfund loans by a Portfolio/Series to any one Portfolio/Series may not exceed 5% of net assets of the lending Portfolio/Series.
The restrictions discussed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Portfolio/Series and the borrowing Portfolio/Series. However, no borrowing or lending activity is without risk. If a Portfolio/Series borrows money from another Portfolio/Series, there is a risk that the interfund loan could be called on one business day’s notice or not renewed, in which case the Portfolio/Series may have to borrow from a bank at higher rates if an interfund loan were not available from another Portfolio/Series. A delay in repayment to a lending Portfolio/Series could result in a lost opportunity or additional lending costs, and interfund loans are subject to the risk that the borrowing Portfolio/Series could be unable to repay the loan when due.
When-Issued Securities, Delayed Delivery, and Forward Commitment Transactions
Each Series may purchase eligible securities or sell securities it is entitled to receive on a when-issued basis. When purchasing securities on a when-issued basis, the price or yield is agreed to at the time of purchase, but the payment and settlement dates are not fixed until the securities are issued.  It is possible that the securities will never be issued and the commitment cancelled.  In addition, each Series may purchase or sell eligible securities for delayed delivery or on a forward commitment basis where the Series contracts to purchase or sell such securities at a fixed price at a future date beyond the normal settlement time. Each Series may renegotiate a commitment or sell a security it has committed to purchase prior to the settlement date, if deemed advisable.
While the payment obligation and, if applicable, interest rate are set at the time a Series enters into a when-issued, delayed delivery, to-be-announced, or forward commitment transaction, no interest or dividends accrue to the purchaser prior to the settlement date.  In addition, the value of a security purchased or sold is subject to market fluctuations and may be worth more or less on the settlement date than the price a Series committed to pay or receive for the security.  A Series will lose money if the value of a purchased security falls below the purchase price and a Series will not benefit from the gain if a security sold appreciates above the sales price during the commitment period.
TBA Securities
The Money Market Series may also engage in purchases or sales of “to be announced” or “TBA” securities.  TBA securities represent an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics for an approximate principal amount, with settlement on a scheduled future date beyond the typical settlement period for most other securities. A TBA transaction typically does not designate the actual security to be delivered. The Money Market Series may use TBA trades for investment purposes in order to gain exposure to certain securities.  Purchases and sales of TBA securities involve risks similar to those discussed above for other when-issued and forward commitment transactions.
Swaps
The Series (except the Money Market Series) also may enter into equity swaps, including total return swaps and dynamic portfolio total return swaps (“DTRS”). In a standard swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on a predetermined asset (or group of assets) which may be adjusted for transaction costs, interest payments, dividends paid on the reference asset or other factors. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” for example, the increase or decrease in value of a particular dollar amount invested in the asset. The Series may use equity swaps to invest in a market without owning or taking physical custody of securities, including in circumstances where direct investment may be restricted or is otherwise deemed impractical or disadvantageous.
Equity total return swaps can create long or short economic exposure to an underlying equity security, or to a basket of securities. Equity swap contracts may be structured in different ways. For example, under an equity total return swap contract, one party may agree to make payments to another based on the total economic performance of a notional amount of the underlying security or securities (including dividends and changes in market value) during a specified period, in return for periodic payments based on the application of a fixed or variable interest rate to the same notional amount. The purchaser of a long total return swap is paid the amount of any increase in value and pays the amount of any decrease in value, while the purchaser of a short total return swap is paid the amount of any decrease and pays the amount of any increase.
The Series (except the Money Market Series) may enter into swaps, including DTRS, in order to access a specific equity market without purchasing or selling the underlying securities represented in the DTRS. DTRS are designed to replicate the performance of an underlying reference asset such as a portfolio of equities or ETFs. For example, the issuer of the DTRS agreement may agree to pay the Series an amount equal to the performance of the underlying equities in a given period netted against a floating rate plus a spread or a fixed rate in the same period paid to the issuer by the Series. The reference rate for the floating rate is typically based on an official interbank benchmark rate. The cash flows in a DTRS may be exchanged at maturity or periodically at each reset (e.g., monthly or quarterly). No notional amounts are exchanged at the start or at the maturity of the DTRS. In addition, pursuant to the terms of a DTRS, the underlying equities can be traded in the course of the day thereby changing the composition of the underlying equity portfolio, which provides the Series with the ability to vary the market exposure obtained through investment in the DTRS. DTRS are subject to transaction costs, financing costs and other fees which will be borne by the Series in connection with its investments in these instruments.
The swaps in which the Series invest involve greater risks than if the Series had invested in the reference assets directly, since, in addition to general market risks, these instruments are subject to counterparty risk, valuation risk, illiquidity risk and interest rate risk, among other risks. Adverse changes in market values, interest rates and currency exchange rates, or in the creditworthiness of swap counterparties and the issuers of the underlying assets may negatively affect the investment performance of the Series and the investment performance of the Series may be less favorable than it would have been if these investment techniques were not used. Swaps carry counterparty risks that cannot be fully anticipated. A Series’ ability to realize a profit from swaps transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Series. If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses to the Series. If a default occurs by the other party to such transaction, the Series will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency. In addition, the Series may experience difficulty in valuing the swap or in determining the amounts owed to or by the counterparty, regardless of whether the counterparty has defaulted. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. Under certain circumstances, suitable transactions may not be available to the Series, or the Series may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. Moreover, participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. The Advisor, under the supervision of the Board, is responsible for determining and monitoring the liquidity of the Series’ swaps transactions in accordance with the Trust’s Liquidity Program.
As described above, some types of swap agreements, including DTRS, are negotiated bilaterally with a swap dealer and traded OTC between the two parties (“uncleared swaps”), while other swaps are transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (“cleared swaps”), and may be traded on swap execution facilities (“exchanges”). Parties to uncleared swaps face greater counterparty credit risk than those engaging in cleared swaps since performance of uncleared swap obligations is the responsibility only of the swap counterparty rather than a clearing house, as is the case with cleared swaps. As a result, the Series bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default, insolvency or bankruptcy of a swap agreement counterparty beyond any collateral received. In such an event, as noted above, the Series will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Series’ rights as a creditor.
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and implementing rules adopted by the CFTC currently require the clearing and exchange-trading of the most common types of credit default index swaps and interest rate swaps, and it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks completely. There is also a risk of loss by the Series of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Portfolio has an open position, or the central counterparty in a swap contract. The assets of the Series may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Series might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If an FCM does not provide accurate reporting, the Series is also subject to the risk that the FCM could use the Series’ assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.
The Advisor and the Trust do not consider the Series’ obligations under swap contracts senior securities and, accordingly, the Series will not treat them as being subject to the Series’ borrowing or senior securities restrictions to the extent such investments are purchased and held in compliance with the requirements of the 1940 Act and the rules thereunder. To the extent that the Series cannot dispose of a swap in the ordinary course of business within seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Series will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Series’ net assets.
The Dodd-Frank Act and related regulatory developments imposed comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.
The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. The requirements, even if not directly applicable to the Series, may increase the cost of the Series’ investments and cost of doing business. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Series’ ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Participatory Notes
Each Emerging Markets Series may invest in equity access products and instruments that have economic characteristics similar to equity securities, such as participation notes (also known as participatory notes) or other structured instruments that may be developed from time to time (collectively, “structured instruments”).
Structured instruments are notes that are issued by banks, broker-dealers or their affiliates and are designed to offer a return linked to a particular underlying equity security, basket of securities, or market. The local branch or broker-dealer will usually place the local market equity securities in a special purpose vehicle, which will issue instruments that reflect the performance of the underlying equity securities. The performance of the special purpose vehicle generally carries the unsecured guarantee of the sponsoring bank or broker-dealer. This guarantee does not extend to the performance or value of the underlying local market equity securities. For purposes of each Series’ fundamental industry concentration policy, the Series applies the restriction by reference to the industry of the issuer of the underlying equity securities and not the industry of the issuer of a structured instrument.
If the structured instrument were held to maturity, the issuer would pay to the purchaser the underlying instrument’s value at maturity with any necessary adjustments. The holder of a structured instrument that is linked to a particular underlying equity security, basket of securities, or market may be entitled to receive dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. Structured instruments have transaction costs. In addition, there can be no assurance that there will be a trading market for a structured instrument or that the trading price of a structured instrument will equal the underlying value of the security, instrument or market that it seeks to replicate.

Unlike a direct investment in equity securities, structured instruments typically involve a term or expiration date, potentially increasing the Series’ turnover rate, transaction costs and tax liability. Due to transfer restrictions, the secondary markets on which a structured instrument is traded may be less liquid than the market for other securities, or may be completely illiquid, which may expose the Series to risks of mispricing or improper valuation. Structured instruments typically constitute general unsecured contractual obligations of the banks, broker-dealers or their relevant affiliates that issue them, which subjects the Series to counterparty risk (and this risk may be amplified if the Series purchases structured instruments from only a small number of issuers). Structured instruments also have the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate.
EXCLUSION FROM COMMODITY POOL OPERATOR STATUS
The Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Series described in this Part B, and, therefore, is not subject to registration or regulation as a pool operator under the CEA with respect to such Series. The CFTC has neither reviewed nor approved the Advisor’s reliance on these exclusions, the investment strategies of the Series, or this Part B.
The terms of the commodity pool operator (“CPO”) exclusion require that each Series, among other things, adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable foreign currency forward contracts. Generally, the exclusion from CPO regulation on which the Advisor relies requires each Series to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish positions in commodity interests may not exceed 5% of the liquidation value of the portfolio of the Series (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Series’ commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Series’ portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, each Series may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, a Series can no longer satisfy these requirements, the Advisor would withdraw its notice claiming an exclusion from the definition of a CPO, and the Advisor would be subject to registration and regulation as a CPO with respect to the Series, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Advisor’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to a Series, the Series may incur additional compliance and other expenses.
Item 16(d) Temporary Defensive Position.  The information required by this item is provided in response to Item 9(b) of Part A.
Item 16(e)  Portfolio Turnover.  Generally, securities will be purchased by the Equity Series with the expectation that they will be held for longer than one year.  Generally, securities will be held until such time as, in the Advisor’s judgment, the securities are no longer considered an appropriate holding for a Series.
Item 16(f)  Disclosure of Portfolio Holdings.  The Advisor and the Board have adopted a policy (the “Policy”) to govern disclosure of the portfolio holdings of the Series (“Holdings Information”), and to prevent the misuse of material non-public Holdings Information.  The Advisor has determined that the Policy and its procedures (1) are reasonably designed to ensure that disclosure of Holdings Information is in the best interests of the shareholders of the Series, and (2) appropriately address the potential for material conflicts of interest.
Disclosure of Holdings Information as Required by Applicable Law.  Holdings Information (whether a partial listing of portfolio holdings or a complete listing of portfolio holdings) shall be disclosed to any person as required by applicable law, rules and regulations.
Online Disclosure of Portfolio Holdings Information.  Each Series generally discloses its complete Holdings Information (other than cash and cash equivalents), as of month-end, by presenting this information for portfolios that invest in the Series online at the Advisor’s web site, https://www.dimensional.com/us-en/funds, which is accessible by shareholders, 30 days following the month-end (five business days following the month-end for the Money Market Series).
From time to time, the Advisor and/or a Series (except the Money Market Series) may provide a list of securities that the Series would expect to distribute in-kind upon a request by a shareholder to redeem shares in-kind (the “Redemption Basket”) on the Advisor’s public website.  Any such Redemption Basket may be posted daily on its public website as disclosed in the Part A of the Series.
Disclosure of Holdings Information to Recipients.  The Advisor’s Head of Global Institutional Services and Global Chief Compliance Officer (“Chief Compliance Officer”), or a delegate of the same, respectively (collectively, the “Designated Persons”), together may authorize disclosing non-public Holdings Information more frequently or at different periods than as described above solely to those financial advisors, registered accountholders, authorized consultants, authorized custodians, or third-party data service providers (each a “Recipient”) who: (i) specifically request the more current non-public Holdings Information, and (ii) execute a Use and Nondisclosure Agreement (each a “Nondisclosure Agreement”).  Each Nondisclosure Agreement subjects the Recipient to a duty of confidentiality with respect to the non-public Holdings Information, and prohibits the Recipient from trading based on the non-public Holdings Information, except that a Recipient of non-public Holdings Information received in connection with certain redemptions in-kind pursuant to contractual arrangements will not be prohibited from hedging or otherwise managing its risk exposure from the expected distribution of portfolio securities to be received in the redemptions in-kind.  Any non-public Holdings Information that is disclosed shall not include any material information about a Series’ trading strategies or pending portfolio transactions.  The non-public Holdings Information provided to a Recipient under a Nondisclosure Agreement, unless indicated otherwise, is not subject to a time delay before dissemination.
In addition to the portfolio holding information listed above, the Money Market Series publishes or will publish on its website (https://www.dimensional.com/us-en/funds) the following:
•
The Series files more detailed monthly portfolio holdings information with the SEC on Form N-MFP (current as of the last business day of the previous month or any subsequent calendar day of the month) no later than five business days after the end of each month.  The Series’ website will contain a link to an SEC website where the Series’ most recent 12 months of publicly available information may be obtained.

•
A table depicting the percentage of the Series’ total assets invested in daily and weekly liquid assets, and the Series’ daily net inflows and outflows as of the end of each business day for the preceding six months, as of the end of the preceding business day.

•
A table depicting the Series’ current market-based NAV per share (rounded to the third decimal place) as of the end of each business day for the preceding six months, as of the end of the preceding business day.

•
In the event that the Series files information regarding certain material events with the SEC on Form N-CR, the Series will disclose on its website certain information that the Series is required to report on Form N-CR.  Such material events include the provision of any financial support by an affiliated person of the Series, a decline in weekly liquid assets below 10% of the Series’ total assets, or the imposition or termination of a liquidity fee or redemption gate.  This information will appear on the Series’ website no later than the same business day on which the Series files an initial report on Form N-CR with the SEC and will be available on the Series’ website for at least one year.

As of February 28, 2023, the Advisor and the Series had ongoing arrangements with the following Recipients to make available non-public Holdings Information:
Recipient	Business Purpose	Frequency
BlackRock Institutional Trust Company	Monitoring investor exposure and investment strategy	Monthly
Callan Associates	Monitoring investor exposure and investment strategy	Quarterly
Cambridge Associates Limited	Monitoring investor exposure and investment strategy	Monthly
Citibank, N.A.	Fund Custodian	Daily
Citibank, N.A.	Middle office operational support service provider to the Advisor	Daily
Citi Fund Services Ohio, Inc.	Fund Administrator, Accounting Agent and Dividend Disbursing Agent for the Money Market Series	Daily
Crewcial Partners	Monitoring investor exposure and investment strategy	Monthly
Electra Information Systems	Monitoring investor exposure and investment strategy	Monthly
Greycourt & Co., Inc.	Monitoring investor exposure and investment strategy	Quarterly
FIS Investor Services LLC	Transfer Agent for the Money Market Series	Upon Request
Marquette Associates, Inc.	Monitoring investor exposure and investment strategy	Quarterly
Meketa Investment Group	Monitoring investor exposure and investment strategy	Monthly
Mercer, LLC	Monitoring investor exposure and investment strategy	Monthly

Recipient	Business Purpose	Frequency
Milliman USA	Monitoring investor exposure and investment strategy	Quarterly
NEPC, LLC	Monitoring investor exposure and investment strategy	Monthly
North Dakota State Investment Board	Monitoring investor exposure and investment strategy	Monthly
The Northern Trust Company	Monitoring investor exposure and investment strategy	Monthly
Ohio Public Employees Retirement System	Monitoring investor exposure and investment strategy	Monthly
PricewaterhouseCoopers LLP	Independent registered public accounting firm	Upon Request
Pricing Service Vendor	Fair value information services	Daily
R. V. Kuhns & Associates, Inc.	Monitoring investor exposure and investment strategy	Quarterly
Seattle City Employees Retirement System	Monitoring investor exposure and investment strategy	Monthly
State Street Bank and Trust Company	Fund Administrator, Accounting Agent, Transfer Agent and Custodian	Daily
TIAA Kaspick	Monitoring investor exposure and investment strategy	Upon Request
Willis Towers Watson	Monitoring investor exposure and investment strategy	Monthly

In addition, certain employees of the Advisor and its subsidiaries receive Holdings Information on a quarterly, monthly or daily basis, or upon request, in order to perform their business functions.  None of the Series, the Advisor or any other party receives any compensation in connection with these arrangements.
The Policy includes the following procedures to ensure that disclosure of Holdings Information is in the best interests of shareholders, and to address any conflicts between the interests of shareholders, on the one hand, and the interests of the Advisor, DFAS or any affiliated person of the Trust, the Advisor or DFAS, on the other.  In order to protect the interests of shareholders, the Series, and to ensure no adverse effect on shareholders, in the limited circumstances where a Designated Person is considering making non-public Holdings Information available to a Recipient, the Advisor’s Director of Institutional Services and the Chief Compliance Officer will consider any conflicts of interest.  If the Chief Compliance Officer, following appropriate due diligence, determines in his or her reasonable judgment that (1) the Series has a legitimate business purpose for providing the non-public Holdings Information to a Recipient, and (2) disclosure of non-public Holdings Information to the Recipient would be in the interests of the shareholders and outweighs possible reasonably anticipated adverse effects, then the Chief Compliance Officer may approve the proposed disclosure.

The Chief Compliance Officer documents all disclosures of non-public Holdings Information (including the legitimate business purpose for the disclosure), and periodically reports to the Board on such arrangements.  The Chief Compliance Officer is also responsible for ongoing monitoring of the distribution and use of non-public Holdings Information.  Such arrangements are reviewed by the Chief Compliance Officer on an annual basis.  Specifically, the Chief Compliance Officer requests an annual certification from each Recipient that the Recipient has complied with all terms contained in the Nondisclosure Agreement.  Recipients who fail to provide the requested certifications are prohibited from receiving non-public Holdings Information.
The Board exercises continuing oversight of the disclosure of Holdings Information by:  (1) overseeing the implementation and enforcement of the Policy by the Chief Compliance Officer of the Advisor and of the Trust; (2) considering reports and recommendations by the Chief Compliance Officer concerning the implementation of the Policy and any material compliance matters that may arise in connection with the Policy; and (3) considering whether to approve or ratify any amendments to the Policy.  The Advisor and the Board reserve the right to amend the Policy at any time, and from time to time without prior notice, in their sole discretion.
Prohibitions on Disclosure of Portfolio Holdings and Receipt of Compensation.  No person is authorized to disclose Holdings Information or other investment positions (whether online at http://us.dimensional.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the Policy.  In addition, no person is authorized to make disclosure pursuant to the Policy if such disclosure is otherwise in violation of the antifraud provisions of the federal securities laws.
The Policy prohibits a Series, the Advisor or an affiliate thereof from receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of non-public Holdings Information or other investment positions.  “Consideration” includes any agreement to maintain assets in the Series or in other investment companies or accounts managed by the Advisor or by any affiliated person of the Advisor.
The Policy and its procedures are intended to provide useful information concerning the Series to existing and prospective shareholders, while at the same time preventing the improper use of Holdings Information.  However, there can be no assurance that the furnishing of any Holdings Information is not susceptible to inappropriate uses, particularly in the hands of sophisticated investors, or that the Holdings Information will not in fact be misused in other ways, beyond the control of the Advisor.
Disclosure of Non-Material Information. To the extent permitted under the Policy, Designated Persons, officers of a Series, portfolio managers, other representatives of the Advisor, and anyone employed by or associated with the Advisor who has been authorized by the Advisor’s Legal Department or the Designated Persons (collectively, “Approved Representatives”) may disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to the Series or their Holdings Information and/or other investment positions (collectively, commentary and analysis) or any changes in the Holdings Information of the Series that occurred after the most recent publicly disclosed Holdings Information (recent portfolio changes) to any person if such information does not constitute material non-public information.
With respect to each instance of such disclosure, an Approved Representative will make a good faith determination whether the information constitutes material non-public information, which involves an assessment of the particular facts and circumstances. The Advisor believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio and/or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Series. Nonexclusive examples of commentary and analysis include: (i) the allocation of a Series’ portfolio holdings and other investment positions among various asset classes, sectors, industries and countries; (ii) the characteristics of the equity and fixed income components of a Series’ portfolio holdings and other investment positions; (iii) the attribution of Series returns by asset class, sector, industry and country; and (iv) the volatility characteristics of a Series. An Approved Representative may in his or her sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.
Such information, if made available to anyone, will be made available to any person upon request, but, because such information is generally not material to investors, it may or may not be posted on a Series’ website.
Item 17.  Management of the Fund.
Items 17(a), (b) and (c)
Organization of the Board

The Board is responsible for establishing the Trust’s policies and for overseeing the management of the Trust.  The Board elects the officers of the Trust, who, along with third party service providers, are responsible for administering the day-to-day operations of the Trust.  The Board is comprised of two interested Trustee and eight disinterested Trustees.  Gerard K. O’Reilly, an interested Trustee, is Chairman of the Board.  The disinterested Trustees of the Board designated Douglas W. Diamond as the lead disinterested Trustee. As the lead disinterested Trustee, Mr. Diamond, among other duties: acts as a principal contact for management for communications to the disinterested Trustees in between regular Board meetings; assists in the coordination and preparation of quarterly Board meeting agendas; raises and discusses issues with counsel to the disinterested Trustees; raises issues and discusses ideas with management on behalf of the disinterested Trustees in between regular meetings of the Board; and chairs executive sessions and separate meetings of the disinterested Trustees (other than Committee meetings, which are chaired by the respective Committee Chairperson). David G. Booth serves as Chairman Emeritus to the Board. The Board has designated David G. Booth, a former Chairman of the Trust, to serve as Chairman Emeritus to the Board in recognition of his years of service to both the Trust and Advisor.  The Chairman Emeritus, which is a non-voting position, provides advice and counsel to the Trustees in connection with the Trustees’ management of the business and affairs of the Trust. The Board believes the existing Board structure for the Trust is appropriate because it provides the disinterested Trustees with adequate influence over the governance of the Board and the Trust, while also providing the Board with the invaluable insight of the interested Trustees, who, as officers of the Trust and the Advisor, participate in the day-to-day management of the Trust’s affairs, including risk management.

The agenda for each quarterly meeting of the Board is provided prior to the meeting to the lead disinterested Trustee in order to provide an opportunity to contact Trust management and/or the disinterested Trustees’ independent counsel regarding agenda items.  In addition, the disinterested Trustees regularly communicate with Mr. O’Reilly and Mr. Butler regarding items of interest to them in between regularly scheduled meetings of the Board.  The Board meets in person at least four times each year and by telephone at other times.  At each in-person meeting, the disinterested Trustees meet in executive session with their independent counsel to discuss matters outside the presence of management.

The Board has four standing committees. The Audit Committee, Nominating Committee and Governance Committee (the “Nominating Committee”), and Mutual Funds-ETF Relations Committee are composed entirely of disinterested Trustees. As described below, through these Committees, the disinterested Trustees have direct oversight of the Trust’s accounting and financial reporting policies, the selection and nomination of candidates to the Trust’s Board and the operation and expense allocations of the Trust.  The Investment Strategy Committee (“Strategy Committee”) assists the Board in carrying out its fiduciary duties with respect to the oversight of the Trust and the performance of its series.

The Board’s Audit Committee is comprised of Reena Aggarwal, George M. Constantinides, Francis A. Longstaff, Abbie J. Smith, and Ingrid M. Werner.  The Audit Committee for the Board oversees the Trust’s accounting and financial reporting policies and practices, the Trust’s internal controls, the Trust’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board.  The Audit Committee for the Board recommends the appointment of the Trust’s independent registered public accounting firm and also acts as a liaison between the Trust’s independent registered public accounting firm and the full Board.  There were three Audit Committee meetings held for the Trust during the fiscal year ended October 31, 2022.

The Board’s Nominating Committee is comprised of Reena Aggarwal, George M. Constantinides, Douglas W. Diamond, Francis A. Longstaff, and Heather E. Tookes.  The Nominating Committee for the Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full Board.  The Nominating Committee of the Board works closely with the other disinterested Trustees to evaluate a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers.  The Nominating Committee also periodically reviews the Board governance practices, policies, procedures, and operations; reviews the membership of each committee of the Board; reviews and makes recommendations regarding the disinterested Trustees’ compensation; oversees the annual self-assessment of the Board and each committee; considers and recommends to the Board, the selection of “independent legal counsel” (as that term is defined in the 1940 Act); and monitors and considers corporate governance issues that may arise from time to time. There were three Nominating Committee meetings held for the Trust during the fiscal year ended October 31, 2022.

The Strategy Committee is comprised of Gerard K. O’Reilly, Douglas W. Diamond, Darrell Duffie, and Heather E. Tookes. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Trust, (ii) reviews performance of existing Series of the Trust, and discusses and recommends possible enhancements to the Series’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each Series, and (iv) considers issues relating to investment services for each Series of the Trust.  There were four Strategy Committee meetings held for the Trust during the fiscal year ended October 31, 2022.

The Mutual Funds-ETF Relations Committee is comprised of George M. Constantinides, Darrell Duffie, and Ingrid M. Werner. At the request of the Board, the Mutual Funds-ETF Relations Committee (i) reviews any newly-proposed expenses to be borne by the mutual funds in the DFA Fund Complex (defined below) or changes to the existing expense allocations among the ETFs in the Dimensional ETF Trust (“Dimensional ETFs”), portfolios in the DFA mutual fund complex (“Fund Complex”) and the Advisor, (ii) considers any conflicts of interest that may arise in the operations of the Dimensional ETFs and the portfolios in the Fund Complex, (iii) reviews and considers relevant information relating to the operations of the Dimensional ETFs, and (iv) considers asset flows and performance differences between the similarly managed mutual funds and the ETFs in the DFA Fund Complex (defined below).  There were two Mutual Funds-ETF Relations Committee meetings held for the Trust during the fiscal year ended October 31, 2022.

The Board, including all of the disinterested Trustees, oversees and approves the contracts of the third party service providers that provide advisory, administrative, custodial and other services to the Trust.

Board Oversight of Risk Management
The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Trust management and the Advisor.  These reports address certain investment, valuation, liquidity and compliance matters.  The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the initiative of the Advisor.  In addition, the Audit Committee of the Board meets regularly with management of the Advisor to review reports on the Advisor’s examinations of functions and processes that affect the Trust.
With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Trust’s Series.  The Board discusses these reports and the Series’ performance and investment risks with management of the Advisor at the Board’s regular meetings.  The Investment Committee of the Advisor meets regularly to discuss a variety of issues, including the impact that the investment in particular securities or instruments, such as derivatives, may have on the Series.  To the extent that the Investment Committee of the Advisor decides to materially change an investment strategy or policy of a Series and such change could have a significant impact on the Series’ risk profile, the Advisor will present such change to the Board for their approval.
With respect to valuation, the Advisor and the Trust’s administrative and accounting agent provide regular written reports to the Board that enable the Board to review the Advisor’s fair valuation process.  Such reports also include information concerning illiquid and any worthless securities held by each Series.  In addition, the Trust’s Audit Committee reviews valuation procedures and pricing results with the Trust’s independent registered public accounting firm in connection with such Committee’s review of the results of the audit of each Series’ year-end financial statements.
With respect to liquidity risk, the Board oversees the Trust’s liquidity risk through, among other things, receiving periodic reporting and presentations by investment and other personnel of the Advisor. Additionally, as required by the Liquidity Rule, the Board, including a majority of the disinterested Trustees, approved the Trust’s Liquidity Program, which is reasonably designed to assess and manage the Trust’s liquidity risk, and appointed the Liquidity Program Administrator that is responsible for administering the Liquidity Program. The Board also reviews, no less frequently than annually, a written report prepared by the Liquidity Program Administrator that addresses, among other items, the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.
With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor’s compliance group and meets regularly with the Trust’s Global Chief Compliance Officer (the “CCO”) to discuss compliance issues, including compliance risks.  As required under SEC rules, the disinterested Trustees meet in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board.  The Board adopts compliance policies and procedures for the Trust and receives information about the compliance procedures in place for the Trust’s service providers.  The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.
The Advisor periodically provides information to the Board relevant to enterprise risk management describing the way in which certain risks are managed at the complex-wide level by the Advisor.  Such presentations include areas such as counterparty risk, material fund vendor or service provider risk, investment risk, reputational risk, personnel risk and business continuity risk.
Trustee Qualifications

When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers.  While the Nominating Committee believes that there are no specific minimum qualifications for a candidate to possess or any specific educational background, qualities, skills, or prior business and professional experience that are necessary, in considering a candidate’s qualifications, the Nominating Committee may consider the following factors, among others, which may change over time or have different weight: (1) whether or not the person is willing to serve and willing and able to commit the time necessary for the performance of the duties of a Board member; (2) the candidate’s judgment, skill, diversity, and experience with investment companies and other organizations of comparable purpose, complexity and size; (3) the business activities of the Trust, including any new marketing or investment initiatives, and whether the candidate possesses relevant experience in these areas; (4) whether the person’s business background or other business activities would be incompatible with the Trust’s and the Advisor’s business purposes; (5) the interplay of the candidate’s experience with the experience of other Board members and how the candidate and his or her academic or business experience will be perceived by the Trust’s shareholders; and (6) the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

While the Nominating Committee is solely responsible for the selection and recommendation to the Board of disinterested Board candidates, the Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among Board members.  A Qualifying Fund Shareholder is a shareholder, or group of shareholders, that:  (i) owns of record, or beneficially through a financial intermediary, 5% or more of the Trust’s outstanding shares, and (ii) has owned such shares for 12 months or more prior to submitting the recommendation to the Nominating Committee.  Such recommendations shall be directed to the Secretary of the Trust at 6300 Bee Cave Road, Building One, Austin, Texas 78746.  The Qualifying Fund Shareholder’s letter should include:  (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each Series of the Trust that are owned of record and beneficially by such Qualifying Fund Shareholder, and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae.  The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.  The Nominating Committee also may seek such additional information about the nominee as the Nominating Committee considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

The Nominating Committee believes that it is in the best interests of the Trust and its shareholders to obtain highly-qualified individuals to serve as members of the Board.  The Board believes that each Trustee currently serving on the Board has the experience, qualifications, attributes and skills to allow the Board to effectively oversee the management of the Trust and protect the interests of shareholders.  The Board noted that each Trustee had professional experience in areas of importance for investment companies.  The Board considered that each disinterested Trustee held an academic position in the areas of finance or accounting. Reena Aggarwal, George M. Constantinides, Douglas W. Diamond, Darrell

Duffie, Francis A. Longstaff, Heather E. Tookes and Ingrid M. Werner are each Professors of Finance, while Abbie J. Smith is a Professor of Accounting. The Board also noted that Reena Aggarwal, Darrell Duffie, Abbie J. Smith, Heather E. Tookes, and Ingrid M. Werner each had experience serving as a director on the boards of operating companies and/or other investment companies.  In addition, the Board considered that Gerard K. O’Reilly and David P. Butler contributed valuable experience due to their positions with the Advisor.

Certain biographical information for each disinterested Trustee and each interested Trustee of the Trust is set forth in the tables below, including a description of each Trustee’s experience as a Trustee of the Trust and as a director or trustee of other funds, as well as other recent professional experience.

Disinterested Trustees
Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Reena Aggarwal c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1957	Trustee	Since 2021
Robert E. McDonough Professor of Finance (since 2003) and Professor of Finance (since 2000), McDonough School of Business, Georgetown University and Director, Georgetown Center for Financial Markets and Policy (since 2010). Formerly, Vice Provost of Faculty, Georgetown University (2016-2020).
153 portfolios in 5 investment companies
Director, Cohen & Steers (asset management firm) (since 2017) and Director, Nuveen Churchill Direct Lending (private business development company) (since 2019). Formerly, Director, New York Life Investment Management IndexIQ (2008-2021) (22 funds); formerly, Director, REAN Cloud (technology) (2015-2018); formerly, Director, FBR & Co. (investment banking) (2011-2017); and formerly, Director, Brightwood Capital Advisors, L.P. (private equity) (2013-2020).

George M. Constantinides University of Chicago Booth School of Business	Trustee	Since 1992	Leo Melamed Professor of Finance, University of Chicago Booth School of Business (since 1978).	153 portfolios in 5 investment companies	None

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
5807 S. Woodlawn Avenue Chicago, IL 60637 1947
Douglas W. Diamond c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1953	Trustee	Since 2017	Merton H. Miller Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 1979). Formerly, Visiting Scholar, Federal Reserve Bank of Richmond (1990-2019).	153 portfolios in 5 investment companies	None
Darrell Duffie c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1954	Trustee	Since 2019	Adams Distinguished Professor of Management and Professor of Finance, Stanford University (since 1984) and Director, TNB Inc. (bank) (since 2020).	153 portfolios in 5 investment companies	Formerly, Director, Moody’s Corporation (financial information and information technology) (2008-2018).
Francis A. Longstaff c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1956	Trustee	Since 2021
Allstate Professor of Insurance and Finance, UCLA, Anderson School of Management (since 1992); Consultant, NERA Economic Consulting (since 2018); Consultant, Charles River Associates (economic consulting firm) (since 2013); Consultant, Simplex Holdings, Inc. (technology firm) (since 1998); and Expert Witness, Analysis Group (economic consulting firm) (since 2012).
				153 portfolios in 5 investment companies	None
Francis A. Longstaff c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1956	Trustee	Since 2021
Allstate Professor of Insurance and Finance, UCLA, Anderson School of Management (since 1992); Consultant, NERA Economic Consulting (since 2018); Consultant, Charles River Associates (economic consulting firm) (since 2013); Consultant, Simplex Holdings, Inc. (technology firm) (since 1998); and Expert Witness, Analysis Group (economic consulting firm) (since 2012).
				153 portfolios in 5 investment companies	None
Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Trustee	Since 2000	Boris and Irene Stern Distinguished Service Professor of Accounting and James S. Ely, III Faculty Fellow, University of Chicago Booth School of Business (since 1980).	153 portfolios in 5 investment companies
Director, (since 2000) and formerly, Audit Committee Chair (2019 – 2022) and Lead Director (2014 -2017), HNI Corporation (office furniture); Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Trustee and Audit Committee member (since 2022), UBS Funds (3 investment companies within the fund complex) (12 portfolios) (since 2009).
Heather E. Tookes Yale School of Management 165 Whitney Avenue New Haven, CT 06511 1974	Trustee	Since 2021	Deputy Dean for Faculty (since 2022) and Professor of Finance (since 2004), Yale School of Management.	153 portfolios in 5 investment companies
Director, Payoneer Inc. (digital payments) (since 2021); Director, Ariel Investments LLC (investment adviser) (since 2017); Director, Charles River Associates (economic consulting firm) (since 2022) and Director, Community Foundation of Greater New Haven (community foundation and grant-making) (since 2022). Formerly, Director, KCG Holdings (trading company) (January 2017-July 2017).

Ingrid M. Werner c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1961	Trustee	Since 2019
Martin and Andrew Murrer Professor of Finance, Fisher College of Business, The Ohio State University (since 1998). Adjunct Member, the Prize Committee for the Swedish Riksbank Prize in Economic Sciences in Memory of Alfred Nobel (annual award for significant scientific research contribution) (since 2018). Member, Scientific Board, Leibniz Institute for Financial Research (institute supporting academic research in finance) (since 2020).  Chair, Economic Advisory Committee, FINRA (since 2017). Chairman,
				153 portfolios in 5 investment companies	Director, Fourth Swedish AP Fund (pension fund asset management) (since 2017).

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years

Scientific Advisory Board, Swedish House of Finance (institute supporting academic research in finance) (since 2014). Member, Scientific Board, Danish Finance Institute (institute supporting academic research in finance) (since 2017). Fellow, Center for Analytical Finance (academic research) (since 2015). Formerly, President, Western Finance Association (global association of academic researchers and practitioners in finance) (2018-2019); formerly, Member, Academic Board, Mistra Financial Systems (organization funding academic research on environment, governance and climate/sustainability in finance) (2016-2021); formerly, Director, American Finance Association (global association of academic researchers and practitioners in finance) (2019-2022); formerly, Associate Editor, Journal of Finance (2016-2022).

Interested Trustees
The following interested Trustees are described as such because each is deemed to be an “interested person,” as that term is defined under the 1940 Act, due to his position with the Advisor.
Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
David P. Butler c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1964	Trustee Co-Chief Executive Officer	Trustee since 2021 Co-Chief Executive Officer since 2017
Co-Chief Executive Officer of the Trust, Dimensional Emerging Markets Value Fund (“DEM”), DFAIDG, Dimensional Investment Group Inc. (“DIG”), Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Investment LLC, and DFA Securities LLC (collectively with DEM, DFAIDG, DIG and DFAITC, the “DFA Entities”) (since 2017), DFA Canada LLC (since 2018), Dimensional Holdings LLC (since

				153 portfolios in 5 investment companies	None

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years

2017), and Dimensional ETF Trust (since 2020); Chief Executive Officer of Dimensional Fund Advisors Canada ULC (since 2018), Director (since 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors Canada ULC, Dimensional Japan Ltd., Dimensional Advisors Ltd., and DFA Australia Limited; Director and Co-Chief Executive Officer (since 2017) of Dimensional Cayman Commodity Fund I Ltd.; Head of Global Financial Advisor Services for Dimensional Investment LLC (since 2017). Formerly, Director (2017-2021) of Dimensional Fund Advisors Ltd.

Gerard K. O’Reilly c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1976	Chairman and Trustee Co-Chief Executive Officer and Chief Investment Officer	Chairman and Trustee since 2021 Co-Chief Executive Officer and Chief Investment Officer since 2017
Co-Chief Executive Officer and Chief Investment Officer of the DFA Entities (since 2017) and Dimensional ETF Trust (since 2020); Co-Chief Executive Officer of DFA Canada LLC (since 2018); Chief Investment Officer of Dimensional Fund Advisors Canada ULC (since 2017); Director and Chief Investment Officer (since 2017) and Vice President (since 2014) of DFA Australia Limited; Chief Investment Officer (since 2018) and Vice President (since 2016) of Dimensional Japan Ltd.; Co-Chief Executive Officer and Chief Investment Officer of Dimensional Holdings, LLC (since 2017); Director, Co-Chief Executive Officer and Chief Investment Officer (since 2017) of Dimensional Cayman Commodity Fund I Ltd.; Director of Dimensional Funds plc (since 2014), Dimensional Fund II plc (since 2014), Dimensional Holdings Inc. (since 2017), Dimensional Advisors Ltd. (since 2017), and Dimensional Ireland Limited (since 2018). Formerly, Director of Dimensional Fund Advisors Ltd. (2018-2021).
				153 portfolios in 5 investment companies	None

[1]	Each Trustee holds office for an indefinite term until his or her successor is elected and qualified.
[2]
Each Trustee is a director or trustee of each of the five registered investment companies within the DFA Fund Complex, which include: the Trust; DFAIDG; DIG; DEM; and Dimensional ETF Trust.  Each disinterested Trustee also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

Information relating to each Trustee’s ownership of shares of the Series of the Trust and in all registered investment companies in the DFA Fund Complex as of December 31, 2022 is set forth in the chart below.
Name	Dollar Range of Series Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Trustee in Family of Investment Companies
Disinterested Trustees:
Reena Aggarwal	None	None Directly; Over $100,000 in Simulated Funds*
George M. Constantinides	None	None Directly; Over $100,000 in Simulated Funds*
Douglas W. Diamond	None	None Directly; Over $100,000 in Simulated Funds*
Darrell Duffie	None	$10,001-$50,000
Francis A. Longstaff	None	None
Abbie J. Smith	None	None Directly; Over $100,000 in Simulated Funds*
Heather E. Tookes	None	None
Ingrid M. Werner	None	Over $100,000

Name	Dollar Range of Series Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Trustees in Family of Investment Companies
Interested Trustees:
David P. Butler	None[1]	Over $100,000
Gerard K. O’Reilly	None	Over $100,000

[1]
Mr. Butler does not invest directly in the Series described herein, but invests in feeder portfolios that invest substantially all of their assets in The Emerging Markets Series (ownership range of $10,001 - $50,000), The DFA International Value Series (ownership range of $10,001-$50,000) and The U.S. Large Cap Value Series (ownership range of over $100,000), respectively.

*
As discussed below, the compensation to certain of the disinterested Trustees may be in amounts that correspond to a hypothetical investment in a cross-section of the DFA Funds.  Thus, the disinterested Trustees who are so compensated experience the same investment returns that are experienced by shareholders of the DFA Funds although the disinterested Trustees do not directly own shares of the DFA Funds.

Compensation.  Set forth below is a table listing, for each Trustee entitled to receive compensation, the compensation received from the Trust during the fiscal year ended October 31, 2022, and the total compensation received from all five registered investment companies for which the Advisor served as investment advisor during that same fiscal year.  The table also provides the compensation paid by the Trust to the Trust’s Chief Compliance Officer for the year ended October 31, 2022.

Name and Position	Aggregate Compensation from the DFAITC*	Pension or Retirement Benefits as Part of Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Trust and DFA Fund Complex Paid to Trustees†
Reena Aggarwal Trustee	$46,024	N/A	N/A	$355,000
George M. Constantinides Trustee	$50,225	N/A	N/A	$385,000
Douglas W. Diamond Lead Disinterested Trustee	$70,979	N/A	N/A	$545,000
Darrell Duffie Trustee	$50,225	N/A	N/A	$385,000
Francis A. Longstaff Trustee	$46,024	N/A	N/A	$355,000
Abbie J. Smith Trustee	$53,468	N/A	N/A	$410,000
Heather E. Tookes Trustee	$46,024	N/A	N/A	$355,000
Ingrid M. Werner Trustee	$50,225	N/A	N/A	$385,000
Randy C. Olson Chief Compliance Officer	$23,539	N/A	N/A	N/A

†
The term “DFA Fund Complex” refers to the five registered investment companies for which the Advisor performs advisory and administrative services and for which the individuals listed above serve as directors/trustees on the Boards of Directors/Trustees of such companies.

*
Under a deferred compensation plan (the “Plan”) adopted effective January 1, 2002, the disinterested Trustees may defer receipt of all or a portion of the compensation for serving as members of the five Boards of Directors/Trustees of the investment companies in the DFA Fund Complex (the “DFA Funds”).  Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of the DFA Funds (the “Reference Funds” or “Simulated Funds”).  The amounts ultimately received by the disinterested Trustees under the Plan will be directly linked to the investment performance of the Reference Funds.  Deferral of fees in accordance with the Plan will have a negligible effect on a fund’s assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any disinterested Trustee or to pay any particular level of compensation to the disinterested Trustee.  The total amount of deferred compensation accrued by the disinterested Trustees from the DFA Fund Complex who participated in the Plan during the fiscal year ended October 31, 2022 is as follows: $177,500 (Ms. Aggarwal).  A disinterested Trustee’s deferred compensation will be distributed at the earlier of:  (a) January in the year after the disinterested

Trustee’s resignation from the Boards of Directors/Trustees of the DFA Funds, or death or disability, or (b) five years following the first deferral, in such amounts as the disinterested Trustee has specified.  The obligations of the DFA Funds to make payments under the Plan will be unsecured general obligations of the DFA Funds, payable out of the general assets and property of the DFA Funds.
Officers
Below is the name, year of birth, information regarding positions with the Trust, and the principal occupation for each officer of the Trust.  The address of each officer is 6300 Bee Cave Road, Building One, Austin, Texas 78746.  Each officer listed below holds the same office (except as otherwise noted) in the DFA Entities.
Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Valerie A. Brown 1967	Vice President and Assistant Secretary	Since 2001
Vice President and Assistant Secretary of
• all the DFA Entities (since 2001)
• DFA Australia Limited (since 2002)
• Dimensional Fund Advisors Ltd. (since 2002)
• Dimensional Cayman Commodity Fund I Ltd. (since 2010)
• Dimensional Fund Advisors Pte. Ltd. (since 2012)
• Dimensional Hong Kong Limited (since 2012)
• Dimensional ETF Trust (since 2020)
Director, Vice President and Assistant Secretary (since 2003) of
• Dimensional Fund Advisors Canada ULC

Ryan P. Buechner 1982	Vice President and Assistant Secretary	Since 2019
Vice President and Assistant Secretary of
• DFAIDG, DIG, DFAITC and DEM (since 2019)
• Dimensional ETF Trust (since 2020)
Vice President (since January 2018) of
• Dimensional Holdings Inc.
• Dimensional Fund Advisors LP
• Dimensional Investment LLC
• DFA Securities LLC

Stephen A. Clark 1972	Executive Vice President	Since 2017
Executive Vice President of
• all the DFA Entities (since 2017)
• Dimensional ETF Trust (since 2020)
Director and Vice President (since 2016) of
• Dimensional Japan Ltd.
Chairman (since 2018) of
• Dimensional Fund Advisors Canada ULC
President and Director (since 2016) of
• Dimensional Fund Advisors Canada ULC

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Vice President (since 2008) and Director (since 2016) of
• DFA Australia Limited
Director (since 2016) of
• Dimensional Advisors Ltd.
• Dimensional Fund Advisors Pte. Ltd.
• Dimensional Hong Kong Limited
Vice President of
• Dimensional Advisors Ltd. (since 2016)
• Dimensional Hong Kong Limited (since 2016)
• Dimensional Fund Advisors Pte. Ltd. (since 2019)
Formerly, Director (2016-2021) of
• Dimensional Fund Advisors Ltd.

Formerly, Vice President (2004 – 2017) of
• all the DFA Entities
Formerly, Vice President (2010 – 2016) of
• Dimensional Fund Advisors Canada ULC
Formerly, Vice President (2016-2019) of
• Dimensional Fund Advisors Pte. Ltd.
Formerly, Interim Chief Executive Officer (2019-2020) of
• Dimensional Fund Advisors Pte. Ltd.
Formerly, Head of Institutional, North America (2012 – 2013) and Head of Global Institutional Services (2014-2018) for
• Dimensional Fund Advisors LP

Lisa M. Dallmer 1972	Chief Operating Officer	Since June 2021
Chief Operating Officer (since June 2021) of
• the DFA Fund Complex
Executive Vice President (since January 2020)
• Dimensional Holdings Inc.
• Dimensional Fund Advisors LP
• Dimensional Investment LLC
• DFA Securities LLC
Chief Operating Officer (since December 2019)
• Dimensional Holdings Inc.
• Dimensional Fund Advisors LP
• Dimensional Investment LLC
• DFA Securities LLC
Vice President (since 2020) of
• DFA Australia Limited
• Dimensional Advisors Ltd.
• Dimensional Fund Advisors Canada ULC
• Dimensional Fund Advisors Pte. Ltd.
• Dimensional Ireland Limited

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional Japan Ltd.

Formerly, Vice President, Chief Financial Officer, and Treasurer (June 2020-June 2021) of
• the DFA Fund Complex
Formerly, Senior Vice President, Business Operations (March 2019 – October 2019) at
• Delphix Inc.
Formerly, Chief Operating Officer Global Technology & Operations, Managing Director (2014 – 2018) of
• BlackRock Inc.

Bernard J. Grzelak 1971	Vice President	Since June 2021
Vice President (since June 2021) of
• the DFA Fund Complex
Vice President, Chief Financial Officer and Treasurer (since September 2020) of
• DFA Australia Limited
• Dimensional Fund Advisors Canada ULC
• DFA Securities LLC
• Dimensional Advisors Ltd.
• Dimensional Fund Advisors LP
• Dimensional Fund Advisors Ltd.
• Dimensional Fund Advisors Pte. Ltd.
• Dimensional Holdings Inc.
• Dimensional Hong Kong Limited
• Dimensional Investment LLC
Vice President (since March 2021) of
• Dimensional Ireland Limited

Formerly, Partner (2008 – 2020), Chief Operating Officer, Global Funds and Risk (2018 – 2020), Chief Operations Officer (2016 – 2018), and Director of Fund Administration (2003 – 2016), of
• Lord Abbett & Co. LLC
Formerly, Chief Financial Officer (2017 - 2020), and Treasurer (2003 – 2017) of
• Lord Abbett Family of Funds

Eric Hall 1978	Vice President and Assistant Treasurer	Since June 2021	Vice President and Assistant Treasurer (since June 2021) of • the DFA Fund Complex Formerly, Data Integrity Team Lead (December 2019 – April 2021) of

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
• Clearwater Analytics Formerly, Assistant Vice President and Assistant Treasurer (March 2015 – November 2019) at • INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)
Jeff J. Jeon 1973	Vice President	Since 2004
Vice President (since 2004) of
• all the DFA Entities
Vice President (since 2020) of
• Dimensional ETF Trust
Vice President and Assistant Secretary (since 2010) of
• Dimensional Cayman Commodity Fund I Ltd.

Formerly, Assistant Secretary (2017-2019) of
• all the DFA Entities

Joy Lopez 1971	Vice President and Assistant Treasurer	Vice President since 2015 and Assistant Treasurer since 2017
Vice President of
• all the DFA Entities (since 2015)
• Dimensional Fund Advisors Ltd. (since 2015)
• Dimensional ETF Trust (since 2020)
• DFA Australia Limited (since 2020)
• Dimensional Fund Advisors Canada ULC (since 2020)
• Dimensional Ireland Limited (since 2020)
Assistant Treasurer of
• DFAIDG, DIG, DFAITC and DEM (since 2017)
• Dimensional ETF Trust (since 2020)

Kenneth M. Manell 1972	Vice President	Since 2010	Vice President of • all the DFA Entities (since 2010) • Dimensional Cayman Commodity Fund I Ltd. (since 2010) • Dimensional ETF Trust (since 2020)
Jan Miller 1963	Vice President, Chief Financial Officer, and Treasurer	Since June 2021
Vice President (since January 2023) of
• Dimensional Holdings Inc.
• Dimensional Fund Advisors LP
• Dimensional Investments LLC
• DFA Securities LLC
Vice President (since April 2022) of
• Dimensional Fund Advisors Canada ULC
Vice President, Chief Financial Officer, and Treasurer (since June 2021) of
• the DFA Fund Complex

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Formerly, Director (May 2019 – January 2021) at
• INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)
Formerly, Vice President and Assistant Treasurer (September 2012 – May 2019) at
• OppenheimerFunds, Inc.

Catherine L. Newell 1964	President and General Counsel	President since 2017 and General Counsel since 2001
President of
• DFAIDG, DIG, DFAITC and DEM (since 2017)
• Dimensional ETF Trust (since 2020)
General Counsel of
• all the DFA Entities (since 2001)
• Dimensional Fund Advisors LP (since 2006)
• Dimensional Holdings Inc (since 2006)
• Dimensional Investment LLC (since 2009)
• DFA Canada LLC (since 2009)
• Dimensional ETF Trust (since 2020)
Executive Vice President (since 2017) of
• Dimensional Fund Advisors LP
• Dimensional Holdings Inc.
• DFA Securities LLC
• Dimensional Investment LLC
Secretary of
• Dimensional Fund Advisors LP (since 2006)
• Dimensional Holdings Inc. (since 2006)
• DFA Securities LLC (since 2006)
• Dimensional Investment LLC (since 2009)
Vice President (since 1997) and Secretary (since 2002) of
• DFA Australia Limited
• Dimensional Fund Advisors Ltd.
Vice President and Secretary of
• Dimensional Fund Advisors Canada ULC (since 2003)
• DFA Canada LLC (since 2009)
• Dimensional Cayman Commodity Fund I Ltd. (since 2010)
• Dimensional Japan Ltd. (since 2012)
• Dimensional Advisors Ltd (since 2014)
• Dimensional Fund Advisors Pte. Ltd. (since 2012)
Vice President and Assistant Secretary (since 2012) of
• Dimensional Hong Kong Limited
Director of

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional Australia Limited (since 2007)
• Dimensional Funds plc (since 2002)
• Dimensional Funds II plc (since 2006)
• Director of Dimensional Japan Ltd. (since 2012)
• Dimensional Advisors Ltd. (since 2012)
• Dimensional Fund Advisors Pte. Ltd. (since 2012)
• Dimensional Hong Kong Limited (since 2012)
• Dimensional Ireland Limited (since 2018)

Formerly, Vice President and Secretary (2010 – 2014) of
• Dimensional SmartNest (US) LLC
Formerly, Vice President (1997 – 2017) and Secretary (2000 – 2017) of
• DFAIDG, DIG, DFAITC and DEM
Formerly, Vice President of
• Dimensional Fund Advisors LP (1997 – 2017)
• Dimensional Holdings Inc. (2006 – 2017)
• DFA Securities LLC (1997 – 2017)
• Dimensional Investment LLC (2009 – 2017)
Formerly, Director (2002 – 2021) of
• Dimensional Fund Advisors Ltd.

Selwyn J. Notelovitz 1961	Vice President	Since September 2021
Vice President (since September 2021) of
• the DFA Fund Complex
Vice President (since December 2012) and Chief Compliance Officer (since July 2020) of
• DFA Securities LLC
• Dimensional Fund Advisors LP
• Dimensional Holdings Inc.
• Dimensional Investment LLC
Chief Compliance Officer (since July 2020) of
• DFA Australia Limited
• Dimensional Fund Advisors Ltd.
• Dimensional Fund Advisors Canada ULC

Formerly, Deputy Chief Compliance Officer (2013-2020) of
• DFA Fund Complex
• DFA Securities LLC
• Dimensional Fund Advisors LP
• Dimensional Holdings Inc.
• Dimensional Investment LLC

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Formerly, Vice President (2013-2020) of • DFA Fund Complex Formerly, Director (2019-2021) of • Dimensional Ireland Limited
Carolyn L. O 1974	Vice President and Secretary	Vice President since 2010 and Secretary since 2017
Vice President and Secretary of
• DFAIDG, DIG, DFAITC and DEM (since 2010 and 2017, respectively)
• Dimensional ETF Trust (since 2020)
Vice President (since 2010) and Assistant Secretary (since 2016) of
• Dimensional Fund Advisors LP
• Dimensional Holdings Inc.
• Dimensional Investment LLC
Vice President of
• DFA Securities LLC (since 2010)
• Dimensional Cayman Commodity Fund I Ltd. (since 2010)
• Dimensional Fund Advisors Canada ULC (since 2016)
Assistant Secretary (since 2016) of
• DFA Securities LLC

Randy C. Olson 1980	Chief Compliance Officer	Since 2020
Chief Compliance Officer (since 2020)
• the DFA Fund Complex
Vice President (since 2016) of
• DFA Securities LLC
• Dimensional Fund Advisors LP
• Dimensional Holdings Inc.
• Dimensional Investment LLC

Formerly, Vice President – Senior Compliance Officer
• Dimensional Investment Advisors LP (January 2020 – August 2020 and July 2014 – March 2017)
Formerly, Vice President – Head of Compliance & Operations Asia Ex-Japan
• Dimensional Investment Advisors LP (April 2017 – January 2020)

James J. Taylor 1983	Vice President and Assistant Treasurer	Since 2020
Vice President and Assistant Treasurer (since 2020) of
• the DFA Fund Complex
Vice President of
• Dimensional Holdings Inc. (since 2016)
• Dimensional Fund Advisors LP (since 2016)
• Dimensional Investment LLC (since 2016)

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
• DFA Securities LLC (since 2016) • Dimensional Fund Advisors Canada ULC (since 2020)
[1]	Each officer holds office for an indefinite term at the pleasure of the Board and until his or her successor is elected and qualified.
Item 17(d)  Sales Loads.  Not applicable.
Item 17(e)  Code of Ethics.  The Trust, the Advisor, DFA Australia Limited, Dimensional Fund Advisors Ltd., and DFAS have adopted a Code of Ethics, under Rule 17j‑1 of the 1940 Act, for certain access persons of the Series.  The Code of Ethics is designed to ensure that access persons act in the best interests of the Series and their shareholders with respect to any personal trading of securities.  Under the Code of Ethics, access persons are generally prohibited from knowingly buying or selling securities (except for shares of mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by a Series unless the access persons’ proposed purchases are approved in advance.  The Code of Ethics also contains certain reporting requirements and securities trading clearance procedures.
Item 17(f)  Proxy Voting Policies.  The Board has delegated the authority to vote proxies for the portfolio securities held by the Series to the Advisor in accordance with the Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) adopted by the Advisor.  A concise summary of the Voting Guidelines is provided in an Appendix to this Part B.
The Investment Committee at the Advisor is generally responsible for overseeing the Advisor’s proxy voting process.  The Investment Committee has formed the Investment Stewardship Committee (the “Committee”) composed of certain officers, directors and other personnel of the Advisor and has delegated to its members authority to (i) oversee the voting of proxies and third-party proxy service providers; (ii) make determinations as to how to vote certain specific proxies; (iii) verify ongoing compliance with the Voting Policies; (iv) receive reports on the review of the third-party proxy service providers; and (v) review the Voting Policies from time to time and recommend changes to the Investment Committee.  The Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate personnel of the Advisor to vote proxies on behalf of the Series, such as authorized traders of the Advisor.
The Advisor seeks to vote (or refrains from voting) proxies for the Series in a manner that the Advisor determines is in the best interests of the Series, and which seeks to maximize the value of the Series’ investments, subject to the standards of legal and regulatory regimes, applicable to the Advisor or the Series, and any particular investment or voting guidelines of specific funds or accounts. Generally, the Advisor analyzes proxy statements on behalf of the Series and instructs the vote (or refrains from voting) in accordance with the Voting Policies, Voting Guidelines or procedures.  Most proxies the Advisor receives are instructed to be voted in accordance with the Voting Guidelines, and when proxies are voted consistently with such guidelines or procedures, the Advisor considers such votes not to be affected by conflicts of interest.  However, the Voting Policies do address the procedures to be followed if a potential or actual conflict of interest arises between the interests of the Series and the interests of the Advisor or its affiliates.  If a Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines or procedures (or in the case where the Voting Guidelines or procedures do not prescribe a particular vote and the proposed vote is contrary to the recommendation of third-party proxy service providers), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value, or (b) determine to abstain from voting, unless abstaining would be materially adverse to the interest of the Series.  To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a Series in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the Board.
To avoid certain potential conflicts of interest, the Advisor generally will employ mirror voting, if possible, when a portfolio invests in another portfolio (“Acquired Fund”) in reliance on any one of Sections 12(d)(1)(E), 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, related rules thereunder (including Rule 12d1-1 or Rule 12d1-4 under the 1940 Act), or pursuant to an SEC exemptive order thereunder, unless otherwise required by applicable law or regulation. Mirror voting means that the Advisor will vote the shares in the same proportion as the vote of all of the other holders of the Acquired Fund’s shares. With respect to instances when a portfolio invests in an Acquired Fund in reliance on Section 12(d)(1)(G) of the 1940 Act, related rules thereunder (including Rule 12d1-1 or Rule 12d1-4), or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the Acquired Fund, the Advisor will vote in accordance with the recommendation of such Acquired Fund’s board of trustees or directors, unless otherwise required by applicable law or regulation. With respect to instances when a portfolio invests in an Acquired Fund in reliance on Sections 12(d)(1)(E) or 12(d)(1)(F) of the 1940 Act and there are no other unaffiliated shareholders also invested in the Acquired Fund, the Advisor will employ pass-through voting, unless otherwise required by applicable law or regulation. In “pass-through voting,” the investing portfolio will solicit voting instructions from its shareholders as to how to vote on the Acquired Fund’s proposals.
The Advisor will usually instruct voting of proxies in accordance with the Voting Guidelines.  The Voting Guidelines provide a framework for analysis and decision-making; however, the Voting Guidelines do not address all potential issues.  In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisor reserves the right to instruct votes that deviate from the Voting Guidelines if, after a review of the matter, the Advisor believes that the best interests of the Series would be served by, or applicable legal and fiduciary standards require, such a vote.  In such a circumstance, the analysis will be documented in writing and periodically presented to the Committee for review.  To the extent that the Voting Guidelines do not cover potential voting issues, the Advisor may consider the spirit of the Guidelines and applicable legal standards and instruct the vote on such issues in a manner that the Advisor believes would be in the best interests of the Series.
In some cases, the Advisor may determine that it is in the best interests of a Series to refrain from exercising proxy voting rights.  The Advisor may determine that voting is not in the best interest of a Series and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting.  For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes.  It is the Advisor’s belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor recalling loaned securities for voting.  The Advisor does intend to recall securities on loan if, based upon the information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of the Series’ investment and that it is in the Series’ best interests to do so.  In cases where the Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote.
With respect to non-U.S. securities, it may be both difficult and costly to vote proxies due to local regulations, customs, and other requirements or restrictions.  The Advisor does not intend to vote proxies of non-U.S. companies if the Advisor determines that the expected economic costs from voting outweigh the anticipated economic benefit to a Series associated with voting.  The Advisor intends to make its determination on whether to vote proxies of non-U.S. companies on a portfolio-by-portfolio basis. In doing so, the Advisor evaluates market requirements and impediments to voting proxies of companies in a country.  The Advisor periodically reviews voting logistics, including costs and other voting difficulties, on a portfolio-by-portfolio and country-by-country basis, in order to determine if there have been any material changes that would affect the Advisor’s determinations and procedures.  In the event the Advisor is made aware of and believes an issue to be voted is likely to materially affect the economic value of a Series, that its vote is reasonably likely to be determinative of the outcome of the contest, and the expected benefits of voting the proxies exceed the costs, the Advisor will make reasonable efforts to vote such proxies.
The Advisor may take social or sustainability issues into account when voting proxies for portfolios that do not consider social or sustainability issues in their design, such as the Series, if the Advisor believes that doing so is in the best interest of the portfolio and is otherwise consistent with applicable law and the Advisor’s duties, such as where material environmental or social risks may have economic ramifications for shareholders.

The Advisor has retained certain third-party proxy voting service providers (“Proxy Service Firms”) to provide certain services with respect to proxy voting.  Proxy Service Firms will: provide information on shareholder meeting dates and proxy materials; translate proxy materials printed in a foreign language; provide research on proxy proposals; operationally process votes in accordance with the Voting Guidelines on behalf of the Series; and provide reports concerning the proxies voted (“Proxy Voting Services”).  Although the Advisor retains third-party service providers for Proxy Voting Services, the Advisor remains responsible for proxy voting decisions and making such decisions in accordance with its fiduciary duties.  The Advisor has designed Voting Policies to prudently select, oversee and evaluate Proxy Service Firms consistent with the Advisor’s fiduciary duties, including with respect to the matters described below, which Proxy Service Firms have been engaged to provide Proxy Voting Services to support the Advisor’s voting in accordance with the Voting Policies.  Prior to the selection of a new Proxy Service Firm and annually thereafter or more frequently if deemed necessary by the Advisor, the Committee will consider whether the Proxy Service Firm (i) has the capacity and competency to timely and adequately analyze proxy issues and provide the Proxy Voting Services the Proxy Service Firm has been engaged to provide and (ii) can make its recommendations in an impartial manner and in the best interests of the Advisor’s clients, and consistent with the Advisor’s Voting Policies and fiduciary duties.
In the event that the Voting Guidelines are not implemented precisely as the Advisor intends because of the actions or omissions of any third party service providers, custodians or sub-custodians or other agents or any such persons experience any irregularities (e.g., misvotes or missed votes), then such instances will not necessarily be deemed by the Advisor as a breach of the Voting Policies.
Information regarding how each of the Series voted proxies related to its portfolio securities during the twelve-month period ended June 30 of each year is available, no later than August 31 of each year, without charge, (i) on the Advisor’s Web site at http://us.dimensional.com/about-us/investment-stewardship; or (ii) on the SEC’s Web site at http://www.sec.gov.

Item 18.  Control Persons and Principal Holders of Securities.
Item 18(a) Control Persons. As of January 31, 2023, there were no persons who may be deemed to control the following Series either by owning more than 25% of the voting securities of a Series directly, or, through the operation of pass-through voting rights, by owning more than 25% of the voting securities of a feeder portfolio investing its assets in a Series.
Item 18(b) Principal Holders. As of January 31, 2023, the following shareholders owned beneficially at least 5% of the outstanding shares of the Series, as set forth below.  Unless otherwise indicated, the address of each shareholder is 6300 Bee Cave Road, Building One, Austin, Texas 78746.

U.S. Large Cap Value Series

DFA Investment Dimensions Group Inc. - U.S. Large Cap Value Portfolio	86.02%

Dimensional Investment Group Inc. - U.S. Large Cap Value Portfolio III	13.26%

International Value Series

Dimensional Investment Group Inc. - DFA International Value Portfolio	71.07%

Dimensional Investment Group Inc. - DFA International Value Portfolio III	24.37%

Japanese Series

DFA Investment Dimensions Group Inc. - International Small Company Portfolio	90.97%

DFA Investment Dimensions Group Inc. - Japanese Small Company Portfolio	8.81%

Asia Pacific Series

DFA Investment Dimensions Group Inc. - International Small Company Portfolio	82.66%

DFA Investment Dimensions Group Inc. - Asia Pacific Small Company Portfolio	17.14%

United Kingdom Series

DFA Investment Dimensions Group Inc. - International Small Company Portfolio	98.07%

Continental Series

DFA Investment Dimensions Group Inc. - International Small Company Portfolio	85.29%

DFA Investment Dimensions Group Inc. - Continental Small Company Portfolio	14.50%

Canadian Series

DFA Investment Dimensions Group Inc. - International Small Company Portfolio	96.39%

The Emerging Markets Series

DFA Investment Dimensions Group Inc. - Emerging Markets Portfolio	98.72%

The Emerging Markets Small Cap Series

DFA Investment Dimensions Group Inc. - Emerging Markets Small Cap Portfolio	99.73%

Money Market Series

DFA Investment Dimensions Group Inc. - U.S. Small Cap Portfolio	9.72%

DFA Investment Dimensions Group Inc. - International Core Equity Portfolio	9.71%

DFA Investment Dimensions Group Inc. - U.S. Core Equity 1 Portfolio	6.98%

DFA Investment Dimensions Group Inc. - U.S. Core Equity 2 Portfolio	6.62%

DFA Investment Dimensions Group Inc. - U.S. Targeted Value Portfolio	6.47%

DFA Investment Dimensions Group Inc. - DFA Investment Grade Portfolio	5.50%

DFA Investment Dimensions Group Inc. - U.S. Small Cap Value Portfolio	5.27%

Item 18(c)  Management Ownership. As of January 31, 2023, the Trustees and officers as a group owned less than 1% of each Series’ outstanding stock.
Item 19.  Investment Advisory and Other Services.
Item 19(a)  Investment Advisers.  The information provided in response to this item is in addition to the information provided in response to Items 10(a)(1) and (2) in Part A and Items 17(a), (b) and (c) in this Part B.
David G. Booth, as a director and officer of the Advisor and shareholder of the Advisor’s general partner, and Rex A. Sinquefield, as a shareholder of the Advisor’s general partner, acting together, could be deemed controlling persons of the Advisor.  Mr. Booth also serves as Chairman Emeritus of the Trust.
For the services it provides as investment advisor to each Series of the Trust, the Advisor is paid a monthly fee calculated as a percentage of average daily net assets of the Series.  For the fiscal years ended October 31, 2022, October 31, 2021 and October 31, 2020, as applicable, the Series paid management fees as set forth in the following table:
Series	2022	2021	2020
	(000)	(000)	(000)

U.S. Large Cap Value	$28,078	$28,214	$25,565

International Value	$23,325	$24,048	$21,518

Japanese Small Company	$2,900	$3,206	$3,240

Asia Pacific Small Company	$1,555	$1,834	$1,488

United Kingdom Small Company	$1,523	$1,924	$1,781

Continental Small Company	$5,401	$5,961	$5,081

The Emerging Markets	$5,202	$6,486	$5,796

The Emerging Markets Small Cap	$8,948	$10,881	$10,989

Canadian Small Company	$1,333	$1,308	$1,004

Money Market	$6,964	$5,321	$6,053

Dimensional Fund Advisors LP, located at 6300 Bee Cave Road, Building One, Austin, TX 78746, serves as investment advisor to the Series. Pursuant to an Investment Management Agreement with each Series, the Advisor is responsible for the management of their respective assets.
Pursuant to Sub Advisory Agreements with the Advisor, DFA Australia Limited (“DFA Australia”), Level 43 Gateway, 1 Macquarie Place, Sydney, New South Wales 2000, Australia, has the authority and responsibility to select brokers and dealers to execute securities transactions for the Japanese Series, Asia Pacific Series, International Value Series, The Emerging Markets Series and The Emerging Markets Small Cap Series (each a “DFA Australia Sub-Advised Fund”). DFA Australia has been a U.S. federally registered investment advisor since 1994. DFA Australia’s duties include the maintenance of a trading desk for each DFA Australia Sub-Advised Fund and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of each DFA Australia Sub-Advised Fund, and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by a DFA Australia Sub-Advised Fund and may delegate this task, subject to its own review, to DFA Australia. DFA Australia maintains and furnishes to the Advisor information and reports on securities of international companies, including its recommendations of securities to be added to the securities that are eligible for purchase by a DFA Australia Sub-Advised Fund as well as making recommendations and elections on corporate actions. In rendering investment management services to the Advisor with respect to each DFA Australia Sub-Advised Fund, DFA Australia expects to use the resources of certain participating affiliates of DFA Australia. Such participating affiliates are providing such services to DFA Australia pursuant to conditions provided in no-action relief granted by the staff of the SEC allowing registered investment advisers to use portfolio management, research and trading resources of advisory affiliates subject to the supervision of a registered adviser.
Pursuant to Sub-Advisory Agreements with the Advisor, Dimensional Fund Advisors Ltd. (“ DFAL”), 20 Triton Street, Regent’s Place, London, NW13BF, United Kingdom, a company that is organized under the laws of England, has the authority and responsibility to select brokers or dealers to execute securities transactions for the United Kingdom Series, Continental Series, International Value Series, The Emerging Markets Series and The Emerging Markets Small Cap Series (each a “DFAL Sub-Advised Fund”). DFAL has been a U.S. federally registered investment advisor since 1991. DFAL’s duties include the maintenance of a trading desk for each DFAL Sub-Advised Fund and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of each DFAL Sub-Advised Fund and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by each DFAL Sub-Advised Fund and may delegate this task, subject to its own review, to DFAL. DFAL maintains and furnishes to the Advisor information and reports on securities of United Kingdom and European equity market companies, including its recommendations of securities to be added to the securities that are eligible for purchase by each DFAL Sub-Advised Fund as well as making recommendations and elections on corporate actions.
Payments by the Advisor to Certain Third Parties Not Affiliated with the Advisor

The Advisor and its advisory affiliates have entered into arrangements with certain unaffiliated third parties pursuant to which the Advisor or its advisory affiliates make payments from their own assets or provide services to such unaffiliated third parties as further described below.  Certain of the unaffiliated third parties who have entered into such arrangements with the Advisor or its advisory affiliates are affiliated with independent financial advisors (“FAs”) whose clients may invest in the Series or other mutual funds advised by the Advisor (“DFA Advised Funds”).  Generally, the Advisor does not consider the existence of such arrangements with an affiliate, by itself, to be determinative in assessing whether an FA is independent.

Training and Education Related Benefits Provided by the Advisor

From time to time, the Advisor or its affiliates provide certain non-advisory services (such as data collection and analysis or other consulting services) to financial intermediaries (“Intermediaries”) that may be involved in the distribution of DFA Advised Funds and may recommend the purchase of such

DFA Advised Funds for their clients. Intermediaries may include, without limitation, FAs, broker-dealers, institutional investment consultants, and plan service providers (such as recordkeepers). The Advisor or its affiliates also may provide services to Intermediaries, including: (i) personnel and outside consultants for purposes of continuing education, internal strategic planning and, for FAs, practice management; (ii) analysis, including historical market analysis~~,~~ and risk/return analysis; (iii) continuing education to investment advisers (some of whom may be dual registered investment advisers/broker-dealers); and (iv) other services.

The Advisor regularly provides educational speakers and facilities for conferences or events for Intermediaries, customers or clients of the Intermediaries, or such customers’ or clients’ service providers, and also may sponsor such events. For its sponsored events, the Advisor typically pays any associated food, beverage, and facilities-related expenses and speakers’ fees. The Advisor has consulting arrangements with certain speakers who may be affiliated with a client of the Advisor. The Advisor or its affiliates sometimes pay a fee to attend, speak at or assist in sponsoring conferences or events organized by others, and on occasion, pay travel accommodations of certain participants attending such conferences or events. The Advisor’s sponsorship of conferences or events organized by others from time to time includes direct payments to vendors on behalf of, and/or reimbursement of expenses incurred by, the organizers of such events.  Also, from time to time, the Advisor makes direct payments to vendors on behalf of, and/or reimbursement of expenses incurred by, Intermediaries in connection with the Intermediaries hosting educational, training, customer appreciation, or other events for such Intermediaries and/or their customers. Personnel of the Advisor may or may not be present at any of the conferences or events hosted by third parties described above.  The Advisor generally will promote its participation in or sponsorship of such conferences or events in marketing or advertising materials.  At the request of a client or potential client, the Advisor or its affiliates may also refer such client to one or more Intermediaries.

The provision of these services, arrangements and payments described above by the Advisor present conflicts of interest because they provide incentives for Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers to recommend, or otherwise make available, the Advisor’s strategies or DFA Advised Funds to their clients in order to receive or continue to benefit from these arrangements from the Advisor or its affiliates.  However, the provision of these services, arrangements and payments by the Advisor or its affiliates is not dependent on the amount of DFA Advised Funds or strategies sold or recommended by such Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers.

Consultation Referral Fees Paid by the Advisor

From time to time, consultants of the Advisor are paid a commission for client referrals.  Such commissions typically are calculated based on a flat fee, percentage of total fees received by the Advisor as a result of such referrals, or other means agreed to between the Advisor and the consultants.

Payments to Intermediaries by the Advisor

Additionally, the Advisor or its advisory affiliates may enter into arrangements with, and/or make payments from their own assets to, certain Intermediaries to enable access to DFA Advised Funds on platforms and through programs or products made available by such Intermediaries or to assist such

Intermediaries to upgrade existing technology systems, or implement new technology systems, platforms, programs, or products in order to improve the methods through which the Intermediaries provide services to the Advisor and its advisory affiliates, and/or their clients. The Advisor or its advisory affiliates may also make payments to Intermediaries related to marketing activities and presentations, educational training programs, conferences, data provision services, or making shares of the DFA Advised Funds available to their customers generally and in certain investment programs. The Advisor may make payments to Intermediaries and other financial service providers for data regarding DFA Advised Funds, such as statistical information regarding sales of shares of DFA Advised Funds through Intermediaries. Such arrangements or payments may establish contractual obligations on the part of such Intermediaries to provide DFA Advised Funds, Advisor, or their clients with certain exclusive or preferred access to the use of the subject technology or programs or preferable placement or inclusion with such Intermediaries’ platforms, programs or products. Payments of this type are sometimes referred to as revenue-sharing payments. Any payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries. In certain cases, the payments described here may be subject to certain minimum payment levels, be a fixed amount, and/or depend on assets invested in a particular fund through such Intermediary.

The services, arrangements and payments described above, which may be significant to the Intermediaries, present conflicts of interest because they provide incentives for Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers, to recommend, or otherwise make available, DFA Advised Funds to their clients in order to receive or continue to benefit from these arrangements from the Advisor or its affiliates.

As of January 31, 2023, the Intermediaries receiving such payments include: Betterment Holdings, Inc., Charles Schwab & Co. Inc., Great-West Life & Annuity Insurance Company, Transamerica Retirement Solutions, LLC, UBS Financial Services Inc. and LPL Financial LLC. Any additions, modifications, or deletions to this list of financial intermediaries that have occurred since the date of this SAI are not included in this list. Please contact your salesperson, advisor, broker or other investment professional for more information regarding any such payments or financial incentives his or her intermediary firm may receive.

Any payments described above made by the Advisor, or an affiliate of the Advisor, will be made from their own assets and not from the assets of the Series.

Data Services Purchased by the Advisor

The Advisor purchases certain data services and products used by the Advisor for sales, distribution, and research purposes.  In limited circumstances, a data vendor or its affiliate also provides investment consulting services, and such vendor or affiliated entity may refer one or more of its consulting clients to DFA Advised Funds. Any investment consulting services and referrals are unrelated to the Advisor’s process for the review and purchase of certain data services.

Item 19(b) Principal Underwriter.  The Trust’s shares are distributed by DFAS, a wholly-owned subsidiary of the Advisor.  DFAS is registered as a limited purpose broker-dealer under the Securities

Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority.  The principal business address of DFAS is 6300 Bee Cave Road, Building One, Austin, Texas 78746.
DFAS acts as an agent of the Trust by serving as the principal underwriter of the Trust’s shares.  Pursuant to the Trust’s Distribution Agreement, DFAS uses its best efforts to seek or arrange for the sale of shares of the Trust, which are continuously offered.  No sales charges are paid by investors or the Trust.  No compensation is paid by the Trust to DFAS under the Distribution Agreement.
Item 19(c)  Services Provided by Each Investment Adviser and Expenses Paid by Third Parties.  The information provided in response to this item is in addition to the information provided in response to Item 10(a)(1) and (2) of Part A.
Initially, the investment management agreement with respect to each Series is in effect for a period of two years.  Thereafter, each agreement may continue in effect for successive annual periods, provided such continuance is specifically approved at least annually by a vote of the Board, or by a vote of the holders of a majority of the Series’ outstanding voting securities, and in either event by a majority of the trustees who are not parties to the agreement or interested persons of any such party (other than as trustees of the Trust), cast at a meeting called for that purpose.  An investment management agreement may be terminated without penalty at any time by the Series or by the Advisor on 60 days’ written notice and will automatically terminate in the event of its assignment as defined in the 1940 Act.
Item 19(d)  Service Agreements.  Not applicable.
Item 19(e)  Other Investment Advice.  Not applicable.
Item 19(f)  Dealer Reallowances.  Not applicable.
Item 19(g)  Rule 12b-1 Plans.  Not applicable.
Item 19(h)  Other Service Providers.
Items 19(h)(1) and (2)  State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, MA 02111, serves as the administrative and accounting services, dividend disbursing and transfer agent for all of the Trust Series, other than the Money Market Series.  The services provided by State Street and/or its delegates are subject to supervision by the executive officers and the Board, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with the Trust’s custodians, and transfer and dividend disbursing agency services.  For the administrative and accounting services provided by State Street, each Series, other than the Money Market Series, pays State Street annual fees that are calculated daily and paid monthly according to a fee schedule based on the aggregate average net assets of the DFA mutual fund complex (other than the Money Market Series) (“Fund Complex”), which includes four registered investment companies.  The fee schedule is set forth in the table below:
Net Asset Value of the Fund Complex (Excluding Fund of Funds)	Annual Basis Point Rate
$0 - $100 Billion	0.47
Over $100 Billion - $200 Billion	0.35
Over $200 Billion - $300 Billion	0.25
Over $300 Billion	0.19

The fees charged to each Series (other than the Money Market Series) under the fee schedule are allocated to the Series based on its pro-rata portion of the applicable aggregate average net assets of the Fund Complex.
The Series, other than the Money Market Series, also pay separate fees to State Street with respect to the services State Street or its delegates provide as transfer agent and dividend disbursing agent of the Series. As of the date hereof, State Street has delegated performance of certain of its duties and responsibilities as the Series’ transfer agent (other than the Money Market Series) to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C”), however, State Street remains responsible to the Series for the acts and omissions of SS&C in its performances of such duties and responsibilities.
Citi Fund Services Ohio, Inc. (“Citi Fund Services”), 3435 Stelzer Road, Columbus, Ohio 43219, serves as the administrator, fund accountant, and dividend disbursing agent for the Money Market Series.  The services provided by Citi Fund Services are subject to supervision by the executive officers and the Board, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, and liaison with the Trust’s service providers and securities lending agents.  For the services provided by Citi Fund Services, the Money Market Series pays Citi Fund Services an annual fee of 0.00585% of the Money Market Series’ total net assets, and such fees are paid monthly in arrears in accordance with the fee schedule contained in the Amended and Restated Master Services Agreement between Citi Fund Services and the Trust.
FIS Investor Services LLC, 4249 Easton Way, Suite 400, Columbus, Ohio 43219, serves as the transfer agent for the Money Market Series pursuant to a Transfer Agency Services Agreement.
Item 19(h)(3)  Citibank, N.A., 111 Wall Street, New York, New York 10005, serves as the custodian for the following Series:  International Value Series, Japanese Series, Asia Pacific Series, United Kingdom Series, Continental Series, the Canadian Series, The Emerging Markets Series, The Emerging Markets Small Cap Series, and the Money Market Series, and State Street Bank and Trust Company, 1 Lincoln Street, Boston, MA 02111, serves as the custodian for the U.S. Large Cap Value Series. The custodians maintain separate accounts for the Series; make receipts and disbursements of money on behalf of the Series; and collect and receive income and other payments and distributions on account of the Series’ portfolio securities.  The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.
PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, Pennsylvania 19103-7042, the Trust’s independent registered public accounting firm, audits the Trust’s financial statements on an annual basis.
Item 19(h)(4)  Not applicable.
Item 19(h)  Securities Lending. The Board, on behalf of the following Series (collectively, the “Securities Lending Series”), has approved their participation in a securities lending program. Under the securities lending program, State Street Bank and Trust Company serves as the securities lending agent for those Securities Lending Series for which it acts as custodian.  Under a separate securities lending program, Citibank, N.A. serves as the securities lending agent for those Securities Lending Series for which it acts as custodian.
For the fiscal year ended October 31, 2022, the income earned by the Securities Lending Series, as well as the fees and/or compensation paid by the Series (in dollars) pursuant to a securities lending agency/authorization agreement between the Series and State Street Bank and Trust Company or Citibank, N.A. (each, a “Securities Lending Agent”), were as follows:
		Fees and/or compensation for securities lending activities and related services:
Series*	Gross income from securities lending activities	Fees paid to Securities Lending Agent from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in the revenue split	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities
U.S. Large Cap Value Series	$4,293,459	$72,520	$148,158	---	---	$3,419,766	---	$3,640,444	$653,015
International Value Series	$10,099,246	$505,590	$266,428	---	---	$4,716,595	---	$5,488,614	$4,610,633
Japanese Series	$2,107,805	$170,774	$34,146	---	---	$333,972	---	$538,892	$1,568,913
Asia Pacific Series	$4,734,676	$455,133	$13,195	---	---	$99,453	---	$567,782	$4,166,894
United Kingdom Series	$211,338	$10,892	$7,726	---	---	$90,566	---	$109,184	$102,154
Continental Series	$8,655,780	$649,761	$155,699	---	---	$1,926,545	---	$2,732,005	$5,923,776
Canadian Series	$3,809,088	$184,537	$116,459	---	---	$1,812,685	---	$2,113,681	$1,695,407
The Emerging Markets Series	$6,526,166	$689,681	$44,367	---	---	$678,877	---	$1,412,925	$5,113,240
The Emerging Markets Small Cap Series	$21,924,905	$2,561,002	$44,463	---	---	$342,017	---	$2,947,483	$18,977,422
*The amounts included in the table above may differ from the amounts disclosed in the Series’ annual reports due to timing differences, reconciliations, and certain other adjustments.
For the fiscal year ended October 31, 2022, each Securities Lending Agent provided the following services for their respective Securities Lending Series in connection with securities lending activities: (i) entering into loans with approved entities subject to guidelines or restrictions provided by the Series; (ii) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral; (iii) monitoring daily the value of the loaned securities and collateral, including receiving and delivering additional collateral as necessary from/to borrowers; (iv) negotiating loan terms; (v) selecting securities to be loaned subject to guidelines or restrictions provided by the Series; (vi) recordkeeping and account servicing; (vii) monitoring dividend/distribution activity relating to loaned securities; and (viii) arranging for return of loaned securities to the Series at loan termination.
Item 20.  Portfolio Managers
In accordance with the team approach used to manage the Series, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee.  The portfolio managers and portfolio traders also make daily investment decisions regarding the Series based on the parameters established by the Investment Committee.  The individuals named below coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of the Series indicated.
The U.S. Large Cap Value Series	Jed S. Fogdall, John A. Hertzer and Mary T. Phillips

The DFA International Value Series	Jed S. Fogdall, Joel P. Schneider, and Arun C. Keswani

The Japanese Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series and The Asia Pacific Small Company Series	Jed S. Fogdall, Arun C. Keswani, and Joel P. Schneider

The Canadian Small Company Series	Joel P. Schneider and Arun C. Keswani

The Emerging Markets Series and The Emerging Markets Small Cap Series	Jed S. Fogdall, Allen Pu, and Ethan Wren

Money Market Series	David A. Plecha, Joseph F. Kolerich, and Ryan C. Haselton
Item 20(a)  Other Accounts Managed.  In addition to the Series, each portfolio manager manages:  (i) other U.S. registered investment companies advised or sub-advised by the Advisor; (ii) other pooled investment vehicles that are not U.S. registered mutual funds; and (iii) other accounts managed for organizations and individuals.  The following table sets forth information regarding the total accounts for which each portfolio manager has the primary responsibility for coordinating the day-to-day management responsibilities.
Name of Portfolio Manager	Number of Accounts Managed and Total Assets by Category As of October 31, 2022
Jed S. Fogdall
• 119 U.S. registered mutual funds with $394,030 million in total assets under management.
• 28 unregistered pooled investment vehicles with $19,831 million in total assets under management, of which 1 account with $194 million in assets may be subject to a performance fee.
• 415 other accounts with $23,171 million in total assets under management, of which 4 accounts with $1,687 million in assets may be subject to a performance fee.

David A. Plecha
• 63 U.S. registered mutual funds with $101,037 million in total assets under management.
• 4 unregistered pooled investment vehicles with $2,966 million in total assets under management.
• 9 other accounts with $2,188 million in total assets under management.

Name of Portfolio Manager	Number of Accounts Managed and Total Assets by Category As of October 31, 2022
Joseph F. Kolerich
• 63 U.S. registered mutual funds with $101,037 million in total assets under management.
• 4 unregistered pooled investment vehicles with $2,966 million in total assets under management.
• 9 other accounts with $2,188 million in total assets under management.

Mary T. Phillips
• 65 U.S. registered mutual funds with $241,973 million in total assets under management.
• 4 unregistered pooled investment vehicles with $2,499 million in total assets under management.
• 0 other accounts.

Joel P. Schneider
• 42 U.S. registered mutual funds with $128,442 million in total assets under management.
• 0 unregistered pooled investment vehicles.
• 2 other accounts with $323 million in total assets under management.

Arun C. Keswani
• 24 U.S. registered mutual funds with $55,192 million in total assets under management.
• 0 unregistered pooled investment vehicles
• 7 other accounts with $1,971 million in total assets under management, of which 2 accounts with $853 million in assets may be subject to a performance fee.

Allen Pu
• 51 U.S. registered mutual funds with $116,725 million in total assets under management.
• 15 unregistered pooled investment vehicles with $12,763 million in total assets under management.
• 0 other accounts.

Ethan Wren
• 8 U.S. registered mutual funds with $18,053  million in total assets under management.
• 0 unregistered pooled investment vehicles.
• 6 other accounts with $3,373 million in total assets under management, of which 2 accounts with $834 million in assets may be subject to a performance fee.

Ryan C. Haselton	• 6 U.S. registered mutual funds with $27,818 million in total assets under management. • 0 unregistered pooled investment vehicles. • 0 other accounts.
John A. Hertzer
• 24 U.S. registered mutual funds with $149,424 million in total assets under management.
• 3 unregistered pooled investment vehicles with $3,822 million in total assets under management.
• 6 other accounts with $7,885 million in total assets under management.

Potential Conflicts of Interest
Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one Series and other accounts.  Other accounts include registered mutual funds (other than the Series in this registration statement), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”).  An Account may have similar investment objectives to a Series, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a Series.  Actual or apparent conflicts of interest include:
•
Time Management.  The management of multiple Series and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of each Series and/or Accounts.  The Advisor seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most Accounts managed by a portfolio manager are managed using the same investment approaches that are used in connection with the management of the Series.

•
Investment Opportunities.  It is possible that at times identical securities will be held by more than one Series and/or Account.  However, positions in the same security may vary and the length of time that any Series or Account may choose to hold its investment in the same security may likewise vary.  If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one Series or Account, a Series may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Series and Accounts.  To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple Series and Accounts.

•
Broker Selection.  With respect to securities transactions for the Series, the Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction.  However, with respect to certain Accounts (such as separate accounts), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, the Advisor or its affiliates may place separate, non-simultaneous, transactions for a Series and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Series or the Account.

•
Performance-Based Fees.  For some Accounts, the Advisor may be compensated based on the profitability of the Account, such as by a performance-based management fee.  These incentive compensation structures may create a conflict of interest for the Advisor with regard to Accounts where the Advisor is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where the Advisor might share in investment gains.

•
Investment in a Series.  A portfolio manager or his/her relatives may invest in a Series that he or she manages (or in a Feeder Portfolio that he or she manages the corresponding Master Fund) and a conflict may arise where he or she may therefore have an incentive to treat the Series (or the corresponding Feeder Portfolio) in which the portfolio manager or his/her relatives invest preferentially as compared to other Series or Accounts for which they have portfolio management responsibilities.

The Advisor and the Trust have adopted certain compliance procedures that are reasonably designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Item 20(b)  Compensation.  Portfolio managers receive a base salary and bonus.  Compensation of a portfolio manager is determined at the discretion of the Advisor and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors.  The compensation of portfolio managers is not directly based upon the performance of the Series or other accounts that the portfolio managers manage.  The Advisor reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market.  Each portfolio manager’s compensation consists of the following:
•	Base salary. Each portfolio manager is paid a base salary. The Advisor considers the factors described above to determine each portfolio manager’s base salary.
•	Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.
Portfolio managers may be awarded the right to purchase restricted shares of stock of the Advisor, as determined from time to time by the Board of Directors of the Advisor or its delegates.  Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.
In addition, portfolio managers may be given the option of participating in the Advisor’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations.  Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.
Item 20(c) Ownership of Securities.  Information relating to each portfolio manager’s ownership (including the ownership of his or her immediate family) in the Series (or their respective Feeder Portfolios) in this registration statement as of October 31, 2022 is set forth in the chart below.
Jed S. Fogdall

Series/Feeder Portfolio	Dollar Range of Series/Feeder Portfolio Shares Owned
U.S. Large Cap Value Series	None
International Value Series	None
Japanese Series	None
Asia Pacific Series	None
United Kingdom Series	None
Continental Series	None
The Emerging Markets Series	None
The Emerging Markets Small Cap Series	None

Arun C. Keswani

Series/Feeder Portfolio	Dollar Range of Series/Feeder Portfolio Shares Owned
International Value Series	None
Japanese Series	None
Asia Pacific Series	None
United Kingdom Series	None
Continental Series	None
Canadian Series	None

Joseph F. Kolerich

Series/Feeder Portfolio	Dollar Range of Series/Feeder Portfolio Shares Owned
Money Market Series	None

Mary T. Phillips

Series/Feeder Portfolio	Dollar Range of Series/Feeder Portfolio Shares Owned
U.S. Large Cap Value Series	None

David A. Plecha

Series/Feeder Portfolio	Dollar Range of Series/Feeder Portfolio Shares Owned
Money Market Series	None

Joel P. Schneider

Series/Feeder Portfolio	Dollar Range of Series/Feeder Portfolio Shares Owned
International Value Series	None
Japanese Series	None
Asia Pacific Series	None
United Kingdom Series	None
Continental Series	None
Canadian Series	None

Allen Pu

Series/Feeder Portfolio	Dollar Range of Series/Feeder Portfolio Shares Owned
The Emerging Markets Series	None
The Emerging Markets Small Cap Series	None

Ethan Wren

Series/Feeder Portfolio	Dollar Range of Series/Feeder Portfolio Shares Owned
The Emerging Markets Series	None
The Emerging Markets Small Cap Series	None
Ryan C. Haselton

Series/Feeder Portfolio	Dollar Range of Series/Feeder Portfolio Shares Owned
Money Market Series	None
John A. Hertzer

Series/Feeder Portfolio	Dollar Range of Series/Feeder Portfolio Shares Owned
U.S. Large Cap Value Series	None
Item 21.  Brokerage Allocation and Other Practices.
Items 21(a) and (c) Brokerage Transactions and Brokerage Selection.  The following table depicts brokerage commissions paid by the following Series during the fiscal years ended October 31, 2022, October 31, 2021, and October 31, 2020.
	2022	2021	2020

U.S. Large Cap Value	$467,271	$515,677	$723,899

Japanese Small Company	$165,265	$228,789	$258,605

Asia Pacific Small Company	$192,540	$234,251	$146,641

	2022	2021	2020

United Kingdom Small Company	$103,158	$138,963	$178,267

Continental Small Company	$351,960	$541,045	$434,308

The Emerging Markets	$880,201	$1,452,539	$1,411,427

The Emerging Markets Small Cap	$773,980	$1,522,606	$1,582,277

Canadian Small Company	$172,590	$236,944	$248,216

International Value	$958,657	$936,786	$793,974

The substantial increases or decreases in the amount of brokerage commissions paid by certain Series from year to year indicated in the foregoing table resulted primarily from asset changes requiring increases or decreases in the amount of securities bought and sold by those Series.
The Money Market Series acquires and sells securities on a net basis with dealers that are major market makers in such securities.  The Investment Committee of the Advisor selects dealers on the basis of their size, market making, and credit analysis ability.  When executing portfolio transactions, the Advisor seeks to obtain the most favorable price for the securities being traded among the dealers with whom the Money Market Series effects transactions.
Portfolio transactions will be placed with a view to receiving the best price and execution.  The Series will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of securities being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view.  The Advisor monitors the performance of brokers which effect transactions for the Series to determine the effect that the brokers’ trading has on the market prices of the securities in which the Series invest.  The Advisor also checks the rate of commission being paid by the Series to their brokers to ascertain that the rates are competitive with those charged by other brokers for similar services. Dimensional Fund Advisors Ltd. and DFA Australia Limited also may perform these services for the Series that they sub-advise.
Subject to the duty to seek to obtain best price and execution, transactions may be placed with brokers that have assisted in the sale of Series shares.  The Advisor, however, pursuant to policies and procedures approved by the Board, is prohibited from selecting brokers and dealers to effect a Series’ portfolio securities transactions based (in whole or in part) on a broker’s or dealer’s promotion or sale of shares issued by a Series or any other registered investment companies.
Companies eligible for purchase by certain Series may be thinly traded securities.  Therefore, the Advisor believes that it needs maximum flexibility to effect trades on a best execution basis.  As deemed appropriate, the Advisor places buy and sell orders for the Series of the Trust with various brokerage firms that may act as principal or agent.  The Advisor also may make use of direct market access and algorithmic, program or electronic trading methods.  The Advisor may extensively use electronic trading systems as such systems can provide the ability to customize the orders placed and can assist in the Advisor’s execution strategies.

Item 21(b)  Commissions. No commissions were paid to affiliates or affiliates of affiliates during the fiscal years ended October 31, 2022, October 31, 2021, and October 31, 2020.
Item 21(d)  Directed Brokerage.  Transactions also may be placed with brokers who provide the Advisor or the sub-advisors with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services.  The investment management agreements permit the Advisor knowingly to pay commissions on these transactions that are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the accounts under its management.  Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Series.  During the fiscal year ended October 31, 2022, the Series and the Advisor did not through an agreement or understanding with a broker, or otherwise through an internal allocation procedure, direct any Series’ brokerage transactions to a broker because of research services provided.

Item 21(e)  Regular Broker Dealers.  Certain Series may purchase securities of their regular brokers or dealers (as defined in Rule 10b-1 of the 1940 Act).  The table below lists the regular brokers or dealers of each Series whose securities (or securities of the broker’s or dealer’s parent company) were acquired by the Series during the fiscal year ended October 31, 2022, as well as the value of such securities held by the Series as of October 31, 2022
Series	Broker or Dealer	Value of Securities
U.S. Large Cap Value	Jefferies Group Inc.	$10,407,717
U.S. Large Cap Value	Citigroup	$169,168,230
U.S. Large Cap Value	Goldman Sachs	$336,272,421
International Value	Instinet	$10,421,737
International Value	Societe Generale	$47,715,422
International Value	Credit Suisse	$9,946,944

Item 22.  Capital Stock and Other Securities.
Item 22(a)  Capital Stock.  All ten Series issue shares of beneficial interest without a sales load.  The shares of each Series, when issued and paid for in accordance with this registration statement, will be fully paid and nonassessable shares.  Each share of beneficial interest of a Series represents an equal proportional interest in the assets and liabilities of the Series and has non-cumulative voting rights, except as described below, and no preferences as to conversion, exchange, dividends, redemptions or any other feature.  In addition, the Trust has arranged with the Feeder Portfolios for voting rights as provided in Section 12(d)(1)(E)(iii)(a) of the 1940 Act.  If a shareholder of a Partnership Series becomes bankrupt, a majority in interest of the remaining shareholders in such Series must vote within 120 days to approve the continuing existence of the Series or the Series will be liquidated.  All shares of the Trust entitled to vote on a matter shall vote without differentiation between the separate Series on a one-vote-per-share basis; provided, however, if a matter to be voted on affects only the interests of some Series, then only the shareholders of such affected Series shall be entitled to vote on the matter.  Investments in the Series may not be transferred, except upon exemption from the registration requirements of the 1933 Act, but an investor may withdraw all or any portion of the investor’s investment at any time at net asset value.  If liquidation of the Trust should occur, shareholders would be entitled to receive on a per class basis the assets of the particular Series whose shares they own, as well as a proportionate share of Trust assets not attributable to any particular class.  Under the 1940 Act, a meeting of shareholders of the Trust shall be called for the purpose of voting upon the question of removal of one or more Trustees upon the written request of the holders of not less than 10% of the outstanding shares.
The Trust does not intend to hold annual meetings; however, it may hold a meeting if called by the Board.  Shareholders may receive assistance in communicating with other shareholders in connection with the election or removal of Trustees similar to the provisions contained in Section 16(c) of the 1940 Act.
Item 22(b)  Other Securities.  Not applicable.
Item 23.  Purchase, Redemption, and Pricing of Shares.
The information provided in response to this item is in addition to the information provided in response to Item 6 in Part A.
Items 23(a) and (c)  Purchase of Shares and Offering Price.  The Trust will accept purchase and redemption orders on each day that the NYSE is scheduled to be open for business.  However, no purchases by wire may be made on any day that the Federal Reserve System is closed.  The Trust generally will be closed on days that the NYSE is closed, although the Money Market Series will calculate its net asset value per share and accept purchase and redemption orders on Money Market Series Business Days, which include days (such as Good Friday) when the NYSE is closed but the Federal Reserve System is open.  The NYSE is generally scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans’ Day.  Orders for redemptions and purchases will not be processed if the Trust is closed.
Because the Japanese, Asia Pacific, United Kingdom, Continental, Canadian Series, International Value, The Emerging Markets and The Emerging Markets Small Cap Series own securities that are primarily traded in foreign markets which may trade on days when the Series do not price their shares, the net asset values of such Series may change on days when shareholders will not be able to purchase or redeem shares.
The Trust reserves the right, in its sole discretion, to suspend the offering of shares of any or all Series or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Trust or a Series.  Securities accepted in exchange for shares of a Series will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Series.
The Trust may suspend redemption privileges or postpone the date of payment:  (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC; (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Trust to dispose of securities owned by it, or fairly to determine the value of its assets; and (3) for such other periods as the SEC may permit.
With regard to the Money Market Series, if the Series’ weekly liquid assets fall below 30% of its total assets, the Board, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed and/or gates on redemptions if the Board determines that the fee or redemption gate is in the best interests of the Series. In addition, if the Series’ weekly liquid assets fall below 10% of its total assets at the end of any business day, the Series must impose a 1% liquidity fee on shareholder redemptions unless the Board determines that not doing so is in the best interests of the Series.
The Board may, in its discretion, terminate a liquidity fee or redemption gate at any time if it believes such action to be in the best interest of the Money Market Series and its shareholders. Also, liquidity fees and redemption gates will automatically terminate at the beginning of the next business day once the Series’ weekly liquid assets reach at least 30% of its total assets. Redemption gates may only last up to 10 business days in any 90-day period. When a fee or a gate is in place, the Series may elect not to permit the purchase of shares or to subject the purchase of shares to certain conditions, which may include affirmation of the purchaser’s knowledge that a fee or a gate is in effect.
In the event that the Money Market Series, at the end of a business day, has invested less than 10% of its total assets in weekly liquid assets, and the Board, including a majority of trustees who are not interested persons of the Trust, irrevocably has approved the liquidation of the Series, then the Board, subject to certain conditions, may suspend redemptions and payment of redemption proceeds in order to facilitate the permanent liquidation of the Series in an orderly manner. If this were to occur, it would likely result in a delay in your receipt of your redemption proceeds.
Item 23(b)  Fund Reorganizations.  Not applicable.
Item 23(d)  Redemption in kind.  The Trust has filed a notice of election pursuant to Rule 18f‑1 under the 1940 Act that allows the Series to redeem in-kind redemption requests of a certain amount. Specifically, if the amount being redeemed is over the lesser of $250,000 or 1% of a Series’ net assets, the Series has the right to redeem the shares by providing the amount that exceeds $250,000 or 1% of the Series’ net assets in securities instead of cash. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Series’ net asset value per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.  (See Item 11(c) of Part A.)
Item 23(e)  Arrangements Permitting Frequent Purchases and Redemptions of Fund Shares.  The information required by this Item is provided in response to Item 11(e) of Part A.
Item 24.  Taxation of the Fund.
The information provided in response to this item is in addition to the information provided in response to Items 11(d) and (f) in Part A and provides a summary of certain additional tax considerations generally affecting a Series (sometimes referred to as “the Series”) and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Series or its shareholders, and the discussion here and in Part A is not intended as a substitute for careful tax planning.
This “Taxation of the Fund” section is based on the Internal Revenue Code of 1986, as amended (the “Code”) and applicable regulations in effect on the date of this registration statement.  Future legislative, regulatory, or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Series and its shareholders.  Any of these changes or court decisions may have a retroactive effect.
This is for general information only and not tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules.  All investors should consult their own tax advisors as to the federal, state, local, and foreign tax provisions applicable to the investors.
Federal Tax Classification of the Series
For federal income tax purposes, the Money Market Series is classified as a corporation, and the other Series are classified as partnerships.  At any time a Series formerly classified as a partnership has only one shareholder (owner), the Series will be classified as a disregarded entity.  These entity classification rules affect the amount, timing or character of the income distributed to shareholders of the Series.
The Corporate Series
Taxation of the Series.  The Series has elected and intends to qualify (or, if newly organized, intends to elect and qualify) each year as a regulated investment company (sometimes referred to as a “regulated investment company,”  “RIC” or “portfolio”) under Subchapter M of the Code.  If the Series qualifies, the Series will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.
Qualification as a regulated investment company.  In order to qualify for treatment as a regulated investment company, the Series must satisfy the following requirements:
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Distribution Requirement¾ the Series must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Series after the close of its taxable year that are treated as made during such taxable year).

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Income Requirement¾the Series must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

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Asset Diversification Test¾the Series must satisfy the following asset diversification test at the close of each quarter of the Series’ tax year: (1) at least 50% of the value of the Series’ assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Series has not invested more than 5% of the value of the Series’ total assets in securities of an issuer and as to which the Series does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Series’ total assets may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers which the Series controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of one or more QPTPs.
In some circumstances, the character and timing of income realized by the Series for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Series’ ability to satisfy these requirements.  See “Tax Treatment of Series Transactions” below with respect to the application of these requirements to certain types of investments.  In other circumstances, the Series may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Series’ income and performance.
The Series may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed.  If the Series uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of shares of the Series and will correspondingly reduce the amount of such income and gains that the Series distributes in cash.  If the IRS determines that the Series’ allocation is improper and that the Series has under-distributed its income and gain for any taxable year, the Series may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Series fails to satisfy the Distribution Requirement, the Series will not qualify that year as a regulated investment company, the effect of which is described in the following paragraph.
If for any taxable year the Series does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Series’ current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Series’ income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Series will not qualify as a regulated investment company in any given tax year.  Even if such savings provisions apply, the Series may be subject to a monetary sanction of $50,000 or more.  Moreover, the Board reserves the right not to maintain the qualification of the Series as a regulated investment company if it determines such a course of action to be beneficial to shareholders.
Series turnover. For investors that hold their Series shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a portfolio with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable portfolio with a low turnover rate.  Any such higher taxes would reduce the Series’ after-tax performance.  See “Taxation of Series Distributions - Distributions of Capital Gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Series may cause such investors to be subject to increased U.S. withholding taxes.  See “Non-U.S. Investors –Capital gain dividends and short-term capital gain dividends” below.

Capital loss carryovers.  The capital losses of the Series, if any, do not flow through to shareholders. Rather, the Series may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Series has a "net capital loss" (that is, capital losses in excess of capital gains) the excess (if any) of the Series’ net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Series’ next taxable year, and the excess (if any) of the Series’ net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Series’ next taxable year.  Any such net capital losses of the Series that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Series in succeeding taxable years.  The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Series. An ownership change generally results when shareholders owning 5% or more of the Series increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Series’ ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Series’ shareholders could result from an ownership change. The Series undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another portfolio. Moreover, because of circumstances beyond the Series’ control, there can be no assurance that the Series will not experience, or has not already experienced, an ownership change.

Deferral of late year losses.  The Series may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Series’ taxable income, net capital gain, net short-term capital gain, and earnings and profits.  The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Series distributions for any calendar year (see “Taxation of Series Distributions - Distributions of Capital Gains” below).  A "qualified late year loss" includes:
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any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and

•
the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.  Since the Series has a fiscal year ending in October, the amount of qualified late-year losses (if any) is computed without regard to any items of income, gain, or loss that are (a) post-October capital losses, (b) specified losses, and (c) specified gains.
Undistributed capital gains. The Series may retain or distribute to shareholders its net capital gain for each taxable year.  The Series currently intends to distribute net capital gains.  If the Series elects to retain its net capital gain, the Series will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate tax rate. If the Series elects to retain its net capital gain, it is expected that the Series also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Series on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Excise tax distribution requirements.  To avoid a 4% nondeductible federal excise tax, the Series must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income  (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Series may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Series’ taxable year. Also, the Series will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year.  Generally, the Series intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided.  In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Series having to pay an excise tax.
Taxation of Series Distributions
Distributions of Net Investment Income.  The Series receives ordinary income generally in the form of dividends and/or interest on its investments.  The Series may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Series, constitutes the Series’ net investment income from which dividends may be paid to a shareholder. If a shareholder is a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Series’ earnings and profits.
Distributions of Capital Gains.  The Series may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities.  Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to a shareholder as ordinary income.  Distributions from the excess of net long-term capital gain over net short-term capital loss will be taxable to a shareholder as long-term capital gain, regardless of how long it has held its shares in the Series.  Any net capital gain of the Series generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate federal excise or income taxes on the Series.  The Series does not expect to realize any long-term capital gains and losses.
Qualified Dividend Income for Individuals. Amounts reported by the Series to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain.  “Qualified dividend income” means dividends paid to the Series (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States.  Both the Series and the investor must meet certain holding period requirements to qualify Series dividends for this treatment. Specifically, the Series must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Series shares for at least 61 days during the 121-day period beginning 60 days before the Series distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income.  If the qualifying dividend income received by the Series is equal to or greater than 95% of the Series’ gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Series will be qualifying dividend income.  Because the income of the Series is derived primarily from interest on debt securities, none or only a small amount of the Series’ dividends will be qualified dividend income. Income dividends from interest earned by the Series on debt securities will continue to be taxed at the higher ordinary income tax rate.

Dividends-Received Deduction for Corporations.  For corporate shareholders, a portion of the dividends paid by a Series may qualify for the 50% corporate dividends-received deduction.  The portion of dividends paid by the Series that so qualifies will be reported by the Series to shareholders each year and cannot exceed the gross amount of dividends received by the Series from domestic (U.S.) corporations.  The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Series and the investor.  Specifically, the amount that the Series may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Series were debt-financed or held by the Series for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Series shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Series dividends on your shares may also be reduced or eliminated.  Income derived by the Series from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.   Because the income of the Series is derived primarily from interest on debt securities, none or only a small amount of their distributions are expected to qualify for the corporate dividends-received deduction.
Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Series Securities. At the time of your purchase of shares, the Series’ net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Series. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Series may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.
U.S. Government Securities.  To the extent a Series invests in certain U.S. Government obligations, dividends paid by the Series to shareholders that are derived from interest on these obligations should be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements that must be met by the Series.  The income on portfolio investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) securities), generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporate shareholders.

Information on the Amount and Tax Character of Distributions.  The Series will inform a shareholder of the amount and character of its distributions at the time they are paid, and will advise a shareholder of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year.  If a shareholder has not held Series shares for a full year, the Series may report to shareholders and distribute to a shareholder, as ordinary income, qualified dividends, or capital gains, and in the case of non-U.S. shareholders the Series may further report and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of its investment in the Series.  Taxable distributions declared by the Series in October, November or December to shareholders of record in such month, but paid in January, are taxable to a shareholder as if they were paid in December.
Medicare Tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Series and net gains from redemptions or other taxable dispositions of Series shares, reduced by the deductions properly allocable to such income.  In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
Sales, Exchanges and Redemptions of Series Shares.

In general.  If a shareholder is a taxable investor, sales, exchanges and redemptions (including redemptions in kind) are taxable transactions for federal and state income tax purposes.  If the shareholder redeems its Series shares, the IRS requires the shareholder to report any gain or loss on its redemption.  If the shareholder held its shares as a capital asset, the gain or loss that the shareholder realizes will be capital gain or loss and will be long-term or short-term, generally depending on how long the shareholder has held its shares.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Shareholders may elect to adopt a simplified “NAV method” for computing gains and losses from taxable sales, exchanges or redemptions of Series shares. Under the NAV method, rather than computing gain or loss separately for each taxable disposition of Series shares as described above, a shareholder would determine gain or loss based on the change in the aggregate value of the shareholder’s Series shares during a computation period (which could be the shareholder’s taxable year or certain shorter periods), reduced by the shareholder’s net investment (purchases minus taxable sales, exchanges, or redemptions or exchanges) in those Series shares during that period. Under the NAV method, if a shareholder holds the shares as a capital asset, any resulting net gain or loss would be treated as short-term capital gain or loss.

Redemptions at a loss within six months of purchase.  Any loss incurred on a redemption of shares of the Series held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Series on those shares.

Tax basis information.  Cost basis reporting is not required for shareholders investing in a money market fund operating under Rule 2a-7 under the 1940 Act.

Tax shelter reporting.  Under Treasury regulations, if a shareholder recognizes a loss with respect to the Series’ shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Liquidity Fees.  There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by a fund, and such tax treatment may be the subject of future IRS guidance.  If the Series receives liquidity fees, it will consider the appropriate tax treatment of such fees to the Series at such time.
Tax Treatment of Series Transactions.  Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a portfolio and, in turn, affect the amount, character and timing of dividends and distributions payable by the portfolio to its shareholders.  This section should be read in conjunction with the discussion above under “Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings” for a detailed description of the various types of securities and investment techniques that apply to the Series.

In general.  In general, gain or loss recognized by a portfolio on the sale or other disposition of portfolio investments will be a capital gain or loss.  Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments.  Gain recognized on the disposition of a debt obligation purchased by a portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the portfolio held the debt obligation unless the portfolio made a current inclusion election to accrue market discount into income as it accrues.  If a portfolio purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the portfolio generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a portfolio’s investment in such securities may cause the portfolio to recognize income and make distributions to shareholders before it receives any cash payments on the securities.  To generate cash to satisfy those distribution requirements, a portfolio may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of portfolio shares.

Investments in debt obligations that are at risk of or in default present tax issues for a portfolio. Tax rules are not entirely clear about issues such as whether and to what extent a portfolio should recognize market discount on a debt obligation, when a portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent a portfolio may take deductions for bad debts or worthless securities and how a portfolio should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a portfolio in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a portfolio are not immediately included in the income of the portfolio. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the portfolio transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a portfolio is exercised and the portfolio sells or delivers the underlying stock, the portfolio generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the portfolio minus (b) the portfolio’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a portfolio pursuant to the exercise of a put option written by it, the portfolio generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a portfolio’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the portfolio is greater or less than the amount paid by the portfolio (if any) in terminating the transaction. Thus, for example, if an option written by a portfolio expires unexercised, the portfolio generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a portfolio as well as listed non-equity options written or purchased by the portfolio on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a portfolio’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the portfolio, defer losses to the portfolio, and cause adjustments in the holding periods of the portfolio’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a portfolio has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a portfolio-level tax.

Certain of a portfolio’s investments in derivatives and foreign currency-denominated instruments, and the portfolio’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company. If a portfolio’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the portfolio’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A portfolio’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  This treatment could increase or decrease a portfolio’s ordinary income distributions to you, and may cause some or all of the portfolio’s previously distributed income to be classified as a return of capital.  In certain cases, a portfolio may make an election to treat such gain or loss as capital.

PFIC securities.  The Series may invest in securities of foreign entities that could be deemed for tax purposes to be PFICs.  In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income.  When investing in PFIC securities, the Series intends to mark-to-market these securities and recognize any unrealized gains as ordinary income at the end of its fiscal year.  Deductions for losses are allowable only to the extent of any current or previously recognized gains.  These gains (reduced by allowable losses) are treated as ordinary income that the Series is required to distribute, even though it has not sold or received dividends from these securities.  You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends.  These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Series.  Due to various complexities in identifying PFICs, the Series can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Series to make a mark-to-market election. If the Series is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Series may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Series to its shareholders. Additional charges in the nature of interest may be imposed on the Series in respect of deferred taxes arising from such distributions or gains. Any such taxes or interest charges could in turn reduce the Series’ distributions paid to you.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in securities of uncertain tax character.   A portfolio may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a portfolio, it could affect the timing or character of income recognized by the portfolio, requiring the portfolio to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding.  By law, the Series may be required to withhold a portion of a shareholder’s taxable dividends and sales proceeds unless it:
•	provides its correct social security or taxpayer identification number,
•	certifies that this number is correct,
•	certifies that it is not subject to backup withholding, and
•	certifies that it is a U.S. person (including a U.S. resident alien).
The Series also must withhold if the IRS instructs it to do so.  When withholding is required, the amount will be 24% of any distributions or proceeds paid.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.  Certain payees and payments are exempt from backup withholding and information reporting.  The special U.S. tax certification requirements applicable to non-U.S. investors  to avoid backup withholding are described under the “Non-U.S. Investors” heading below.
Non-U.S. Investors.  Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.
In general.  The United States imposes a withholding tax at the 30% statutory rate (or at a lower rate if you are a resident of a country that has a tax treaty with the U.S.) on U.S. source dividends, including on income dividends paid to you by the Series.  Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by the Series from its net long-term capital gains, interest-related dividends paid by the Series from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Series shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.
Capital gain dividends and short-term capital gain dividends.  In general, (i) a capital gain dividend reported by the Series to shareholders as paid from its net long-term capital gains or (ii) a short-term capital gain dividend reported by the Series to shareholders as paid from its net short-term capital gains, other than long- or short-term capital gains realized on the disposition of certain U.S. real property interests (see the discussion below) are not subject to U.S. withholding tax unless a shareholder is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.
Interest-related dividends.  Dividends reported by the Series to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Series is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company.  On any payment date, the amount of an income dividend that is reported by the Series to shareholders as an interest-related dividend may be more or less than the amount that is so qualified. This is because the reporting of interest-related dividends is based on an estimate of the Series’ qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year-end. As a consequence, the Series may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.
Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors.  It may not be practical in every case for the Series to report to shareholders, and the Series reserves the right in these cases to not report, small amounts of interest-related dividends or short-term capital gain dividends. Additionally, the Series’ reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax. Ordinary dividends paid by the Series to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.
Income effectively connected with a U.S. trade or business.  If the income from the Series is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Series will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.
U.S. estate tax.  Transfers by gift of shares of the Series by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.  An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Series shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Series shares) as to which the U.S. federal estate tax lien has been released.  In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000).  For estates with U.S. situs assets of not more than $60,000, the Series may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.
U.S. tax certification rules.  Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence.  In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that it is not a U.S. person, to claim that it is the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty.  A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.
The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Series, including the applicability of foreign tax.
Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, the Series will be required to withhold a 30% tax on the following income dividends paid by the Series to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”).  After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions, and the proceeds arising from the sale of Series shares; however, based on proposed regulations issued by the IRS, which may be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected).  The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them.  The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI’s country of residence), which will, in turn, report the specified information to the IRS.  An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Series can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner.  The NFFE will report the information to the Series or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA.  An FFI or NFFE that invests in the Series will need to provide the Series with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.  Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Series.  The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above.  Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

The Partnership Series
Taxation of the Series
Each Series will be taxable as a partnership if it is not a publicly traded partnership.  Under the Code, a “publicly traded partnership” is treated as a corporation unless 90% or more of its gross income during certain prescribed periods is “qualifying income” (generally, interest, dividends, real estate rents, and gain from the sale of capital assets and certain other items).  It is not intended that a Series, as currently structured and intended to operate, will be classified as a publicly traded partnership.   If a Series does not satisfy the qualifying income test, a partnership such as a Series will not be treated as a publicly traded partnership if, among other reasons, (i) all interests in the partnership were issued in a, transaction (or transactions) that was not required to be registered under the Securities Act of 1933 and (ii) the partnership does not have more than 100 partners at any time during the taxable year of the partnership. The discussion in the following paragraphs assumes that a Series will be taxed as a partnership for federal income tax purposes. Whether a Series will be treated as a partnership under the various state and local laws that may apply to investors depends on the specific laws of each such jurisdiction.
Taxation of Shareholders on Income or Losses of the Series
As a Partnership, the Series will not be subject to any U.S. federal income tax, subject to the application of certain partnership audit rules.  Instead, each investor will be required to report separately on its own U.S. federal income tax return its distributive share (as determined in accordance with the governing instruments of the Series) of a Series’ income, gains, losses, deductions, and credits.  Each investor will be required to report its distributive share regardless of whether it has received a corresponding distribution of cash or property from a Series.  The characterization of an item of profit or loss usually will be determined at the Series level (rather than at the shareholder level).  Because each Series does not contemplate making cash distributions to investors, the amount of income that may be realized by an investor likely will exceed the cash distributions to him.  An allocable share of a tax-exempt investor’s income will be UBTI to the extent that a Series borrows money to acquire property or invests in assets that produce UBTI.  In addition to U.S. federal income taxes, investors in the Series also may be subject to state and local taxes on their distributive share of a Series’ income and on gains arising on redemption or exchange of a Series’ shares.
While the Series are not classified as “regulated investment companies” under Subchapter M of the Code, the Series’ assets, income and distributions will be managed in such a way that an investor in the Series will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investor invested all of its assets in a Series for such Series’ entire fiscal year.
Foreign Income Tax.  Various non-U.S. taxing jurisdictions may impose tax filing obligations and withholding and other taxes in respect of interest, dividends, gains from dispositions of investments and other income generated by such investments. In some circumstances, a shareholder may be able to claim a reduced rate of non-U.S. tax under an applicable income tax treaty. Any foreign withholding taxes could reduce the Series’ income and gains allocated to shareholders. These foreign taxes may not be fully creditable by investors for U.S. federal income tax purposes, particularly given the complex set of limitations and restrictions on the use of foreign tax credits.
Qualified Dividend Income for Individuals.  Amounts allocated and reported by the Series to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain.  “Qualified dividend income” means dividends paid to the Series (a) by domestic corporations, (b) by foreign corporations that are either

(i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States.  The Series must meet certain holding period requirements to qualify dividends for this treatment. Specifically, a Series must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income.
Dividends-Received Deduction for Corporations.  For corporate shareholders, a portion of the income allocated by a Series may qualify for the 50% corporate dividends-received deduction.  The portion of income allocated by the Series that so qualifies will be reported by the Series to shareholders each year and cannot exceed the gross amount of dividends received by the Series from domestic (U.S.) corporations.  The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to the Series.  Specifically, the amount that the Series may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Series were debt-financed or held by the Series for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Income derived by the Series from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.
U.S. Government Securities.  To the extent a Series invests in certain U.S. Government obligations, income allocated by the Series to shareholders that is derived from interest on these obligations should be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements that must be met by the Series.  The income on portfolio investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) securities), generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporate shareholders.
Annual Information Returns.  The amount of tax due, if any, with respect to gains and income of each Series is determined separately for each shareholder. The Series will be required to file annually an information return on IRS Form 1065 and, following the close of a Series’ taxable year, to provide each shareholder with a Schedule K-1 indicating such shareholder’s allocable share of income, gain, losses, deductions, credits and items of tax preference.  Each shareholder, however, is responsible for keeping the shareholder’s own records for determining its tax basis in the Series and calculating and reporting any gain or loss resulting from a distribution or disposition of shares of a Series.
Sales, Exchanges, and Redemption of Series Shares.  If a shareholder is a taxable investor, sales and exchanges are taxable transactions for federal and state income tax purposes.  If the shareholder held its shares as a capital asset, the gain or loss that it realizes generally will be capital gain or loss and will be long-term or short-term, generally depending on how long the shareholder has held its shares.  Any loss may be recognized only if an investor redeems its entire interest in a Series for money.  A distribution in partial or complete redemption of the shareholder’s shares in the Series is taxable as a sale or exchange only to the extent the amount of money received exceeds the shareholder’s tax basis in the entire interest in the Series.
Generally, a distribution or series of distributions by a Series to a shareholder that results in termination of its entire interest in the Series results in gain to the distributee shareholder only to the extent that any money and the fair market value on the date of distribution of marketable securities (within the meaning of Section 731(c) of the Code) distributed exceeds the shareholder’s adjusted basis in its Series shares.  When only money (including any marketable securities treated as a distribution of money) and unrealized receivables are distributed, loss will be recognized to the extent that the shareholder’s adjusted basis in its Series shares exceeds the amount of money distributed and the basis to the shareholder of any unrealized receivables distributed.  Any gain or loss recognized as a result of such distributions will be considered as gain or loss from the sale or exchange of the distributee shareholder’s Series shares and generally will be capital gain or loss.
The tax basis of a shareholder’s interest in a Series will include the amount of money, and/or the basis in securities that the shareholder contributes to the Series, increased principally by (i) any additional contributions made by the shareholder to the Series, (ii) the shareholder’s allocable share of any Series profit, income or gain, and (iii) the amount, if any, of the shareholder’s share of the Series indebtedness; and decreased, but not below zero, principally by (iv) distributions from the Series to the shareholder, (v) the amount of the shareholder’s allocable share of Series losses, and (vi) any reduction in the shareholder’s share of Series indebtedness.  In the case of non-liquidating distributions other than cash (and other than certain ordinary income type assets, such as accounts receivable) basis is reduced (but not below zero) by the basis of the property distributed.
Limitation on Deductibility of Losses.  Losses incurred on the sale of securities by one Series to another Series will be disallowed if, as of the date of sale, the same persons own directly or indirectly more than 50% of the outstanding shares in both the selling and purchasing Series.  Various attribution rules apply in testing the ownership of a Series for purposes of the foregoing loss disallowance rule.
Tax Treatment of Series Transactions.  In general, gain or loss recognized by a Series on the sale or other disposition of Series investments will be a capital gain or loss.  Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.
Certain fixed-income investments.  Gain recognized on the disposition of a debt obligation purchased by a Series at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Series held the debt obligation unless the Series made a current inclusion election to accrue market discount into income as it accrues.  If a Series purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Series generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a Series’ investment in such securities may cause the Series to recognize income before it receives any cash payments on the securities.
Investments in debt obligations that are at risk of or in default present tax issues for a Series. Tax rules are not entirely clear about issues such as whether and to what extent a Series should recognize market discount on a debt obligation, when a Series may cease to accrue interest, original issue discount or market discount, when and to what extent a Series may take deductions for bad debts or worthless securities and how a Series should allocate payments received on obligations in default between principal and income.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a Series are not immediately included in the income of the Series. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Series transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a Series is exercised and the Series sells or delivers the underlying stock, the Series generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Series minus (b) the Series’ basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Series pursuant to the exercise of a put option written by it, the Series generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a Series’ obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Series is greater or less than the amount paid by the Series (if any) in terminating the transaction. Thus, for example, if an option written by a Series expires unexercised, the Series generally will recognize short-term gain equal to the premium received.
The tax treatment of certain futures contracts entered into by a Series as well as listed non-equity options written or purchased by the Series on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a Series at the end of each taxable year are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.
In addition to the special rules described above in respect of options and futures transactions, a Series’ transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Series are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Series, defer losses to the Series, and cause adjustments in the holding periods of the Series’ securities.
Foreign currency transactions. A Series’ transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  These gains when allocated are taxable to shareholders as ordinary income, and any losses reduce the Series’ ordinary income otherwise available for allocation to shareholders.  In certain cases, a Series may make an election to treat such gain or loss as capital.
PFIC securities.  The Series may invest in equity interests in non-U.S. entities that are PFICs for U.S. federal income tax purposes. In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. If the Series does not make either the “qualified electing fund” (“QEF”) election or the mark-to-market election described below with respect to a PFIC, a shareholder’s share of gain from the Series’ sale of the PFIC stock, and of certain distributions received by the Series from the PFIC, will be taxed at ordinary income rates, rather than at capital gain rates, and the shareholder may be subject to an interest charge in respect of the resulting tax liability. Because the determination of whether a foreign entity is a PFIC is made annually on the basis of facts and circumstances that may be beyond the Series’ control or information, there can be no assurance that the Series will not invest in a foreign entity that is a PFIC.  If the Series makes a QEF election with respect to a PFIC, a shareholder will be required to include in income its share of the PFIC’s ordinary earnings and long-term capital gains for each taxable year, regardless of whether the PFIC makes any distributions. The Series will be able to make a QEF election with respect to a PFIC only if the PFIC agrees to cooperate, including by providing certain information to the Series, and there can be no assurance that any PFIC in which the Series invests will agree to such cooperation. If the Series invests in “marketable stock” of a PFIC, the Series may elect to mark the PFIC stock to market each year. Pursuant to this election, the Series will be deemed to have sold the shares of the relevant PFIC at the end of each taxable year. Shareholders will recognize any gain on the deemed sale as ordinary income and will recognize any loss on the deemed sale as ordinary loss to the extent of net mark-to-market ordinary income inclusions in prior years. In addition, if the Series makes a mark-to-market election with respect to a PFIC, gain or loss, if any, that it recognizes on the actual sale or other disposition of the PFIC stock will be treated as ordinary income or loss. If a U.S. shareholder of the Series is a tax-exempt person, the above rules relating to distributions and dispositions will apply only if dividends paid by the PFIC and allocated by the Series to such shareholder are taxable as unrelated business taxable income (“UBTI”). Shareholders may be subject to reporting requirements which may require them to file information returns with the IRS with respect to the Series’ direct or indirect investments in foreign entities (including PFICs). Penalties may be imposed upon a shareholder for failure to comply with these requirements.
Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a Series in a non-U.S. REIT may subject the Series, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The Series’ pro rata share of any such taxes will reduce the Series’ return on its investment. A Series’ investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC securities.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties.  Also, the Series in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.
Investments in U.S. REITs.   A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders.  Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a Series will be treated as long term capital gains by the Series and, in turn, will be allocated by the Series to its shareholders as a long term capital gain.  Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT may allocate this excess cash to the Series in the form of a return of capital distribution.  However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Series Transactions - Investment in

taxable mortgage pools (excess inclusion income)” with respect to certain other tax aspects of investing in U.S. REITs.
Investment in taxable mortgage pools (excess inclusion income).  Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a Series’ income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a Series will be allocated to shareholders of the Series (as determined in accordance with the governing instruments of the Series) with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to tax on UBTI) is a record holder of a share in a Series, then the Series will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon pass-through entities such as a Series that have excess inclusion income. There can be no assurance that a Series will not allocate to shareholders excess inclusion income.
These rules are potentially applicable to a Series with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT.  It is unlikely that these rules will apply to a pass through entity such as the Series that has a non-REIT strategy.
Securities lending.  While securities are loaned out by a Series, the Series generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities.  For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income.  These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations.  Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.
Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.
Reporting Requirements.   A direct or indirect participant in any “reportable transaction” must disclose its participation to the IRS on IRS Form 8886. Furthermore, a “material advisor” to a reportable transaction is required to maintain a list of each person with respect to whom such advisor acted as a material advisor and to disclose to the IRS certain other information regarding the transaction. For purposes of the disclosure rules, a shareholder may, if certain conditions are satisfied, be treated as a participant in a reportable transaction in which the Series participates.  It is possible that the Series will participate in one or more transactions that are required to be reported by the Series and certain or all of the shareholders. In addition, a transfer of a Series share will be reportable by the transferor shareholder if the shareholder recognizes a loss on the transfer that equals or exceeds the applicable threshold amount.  Shareholders may also be subject to other reporting requirements as a result of their investments in the Series. For example, shareholders may be required to file IRS Form 926 in connection with investments by the Series in certain non-U.S. companies. Shareholders may also be required to file information statements on IRS Form 8621 with respect to any investment by the Series in a PFIC. Failure to comply with the reporting requirements gives rise to substantial penalties. Shareholders are urged to consult their tax advisors concerning the potential tax consequences of an investment in the Series.
Consistency Requirement. Each shareholder is required to treat Series items on his return in a manner consistent with the treatment of such items on the Series’ return and may be penalized for intentional disregard of the consistency requirement. The consistency requirement may be waived if the shareholder files a statement (Form 8082) identifying the inconsistency or shows that it resulted from an incorrect schedule furnished by the Series.
Medicare Tax.  A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income (including (i) net gains from the taxable disposition of shares of the Series to the extent the net gain would be taken into account by the investor if the Series sold all of its property for fair market value immediately before the disposition of the shares of the Series, and (ii) an allocable share of the Series’ dividends and capital gains earned by the Series) reduced by the deductions properly allocable to such income.  In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case).  This Medicare tax, if applicable, is reported by investors on, and paid with, the investor’s federal income tax return.
Non-U.S. Investors.  Investors in the Series who are not U.S. persons for purposes of U.S. federal income taxation should consult with their tax advisors to determine the applicability of U.S. withholding by the Series on interest, dividends and any other items of fixed or determinable annual or periodical gains, profits and income included in such investors’ distributive share of the Series’ income.  Non-U.S. investors also may wish to contact their tax advisors to determine the applicability of foreign tax laws.
Fund income not derived from the conduct of a U.S. trade or business.  Non-U.S. investors should be aware of certain U.S. federal income tax consequences of investing in the Series.  Provided that the Series is not deemed to be engaged in a trade or business in the United States for U.S. federal income tax purposes, certain items of gross income (including an allocable share of the Series’ dividends, certain types of interest income and “dividend equivalents,” derived by the Series from U.S. sources) may be subject to a U.S. withholding tax at the 30% statutory rate (or at a lower rate if the shareholder is a resident of a country that has a tax treaty with the U.S.). Interest from U.S. sources that is “portfolio interest” will not be subject to this 30% tax provided the shareholder furnishes a certificate of foreign status.  Capital gains  derived by the Series from U.S. sources (other than those from disposition of a U.S. real property interest) also will not be subject to this 30% tax, unless the shareholder is a nonresident alien present in the United States for a period or periods aggregating 183 days or more during the calendar year. Furthermore, certain dividends and interest received from sources outside of the U.S. may be subject to withholding taxes imposed by other countries.
Income effectively connected with the conduct of a U.S. trade or business.  If, on the other hand, the Series derives income which is effectively connected with a U.S. trade or business carried on by the Series (for example, by investing in REITs or other entities holding U.S. real property interests or by investing in an entity that is classified as a partnership for U.S. federal tax purposes), this 30% tax will not apply to such effectively connected income of the Series, and the Series generally will be required to withhold quarterly amounts of tax from the amount of effectively connected taxable income allocable to each non-U.S. shareholder at the highest rate of tax applicable to U.S. taxpayers.  Thus, non-U.S. investors would be taxable on capital gains, as well as other income that is treated as effectively connected with the Series’ trade or business, and generally would be required to file U.S. tax returns.  Furthermore, a foreign corporation investing in the Series would be subject to an additional 30% branch profits tax, unless the tax were reduced or eliminated by treaty.
U.S. tax certification rules.  Special U.S. tax certification requirements apply to non-U.S. shareholders.
U.S. estate tax.  An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Series shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies.  If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption.  In the absence of a treaty, there is a $13,000 statutory estate tax credit.  Transfers by gift of shares of the Series by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.  The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Non-U.S. shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Series, including the applicability of foreign tax.
Foreign Account Tax Compliance Act (“FATCA”).  Under FATCA, a Series will be required to withhold a 30% tax on certain U.S. source payments (such as interest and dividends) to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to the payment of gross proceeds; however, based on proposed regulations issued by the IRS, which may be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected).  A Series may disclose the information that it receives from its investors to the Internal Revenue Service, non-U.S. taxing authorities or other parties as necessary to comply with FATCA.  Withholding also may be required if a foreign entity that is an investor of a Series fails to provide the Series with appropriate certifications or other documentation concerning its status under FATCA.
Partnership Series Tax Returns; Audit.  Under partnership audit rules, which are generally applicable to tax years beginning after December 31, 2017, the Internal Revenue Service (“IRS”) may collect any taxes resulting from audit adjustments to the Series’ income tax returns (including any applicable penalties and interest) directly from the Series. In that case, current investors would bear some or all of the tax liability resulting from such audit adjustment, even if they did not own interests in the Series during the tax year under audit. The Series may have the ability to shift any such tax liability to the investors in accordance with their interests in the Series during the year under audit, but there can be no assurance that the Series will be able to do so under all circumstances. For taxable years not subject to the new audit rules, items of Series income, gain, loss, deduction and credit will be determined at the Series level in a unified audit. NO REPRESENTATION OR WARRANTY OF ANY KIND IS MADE WITH RESPECT TO THE TAXATION, DEDUCTIBILITY OR CAPITALIZATION OF ANY ITEM BY THE SERIES OR INVESTOR. In addition, the “partnership representative” (tax matters partner, for taxable years before the partnership audit rules become effective) will have the sole authority to act on the Series’ behalf for purposes of, among other things, federal income tax audits and judicial review of  administrative adjustments by the IRS, and any such actions will be binding on the Series and all of the Investors.

Other Tax Issues
The Board reserves the right to change the entity classification of a Series for U.S. federal income tax purposes at any time, as may be permitted or required under the Code.  For instance, the Board might cause a Series that is classified as a corporation and taxable as a regulated investment company to elect to be classified as a partnership (if it has two or more shareholders) or disregarded entity (if it has one shareholder) or vice versa.  Such a change in entity classification may be prompted by, among other things, changes in law, the investment strategy of a Series, or the nature and number of shareholders of a Series or other factors or events adversely affecting the ability of a Series to comply with the Code.  A change in entity classification of a Series may be a taxable event, causing the Series and shareholders of the Series that are subject to tax to recognize a taxable gain or loss.  Such a change in entity classification also would cause the shareholders of the Series to be subject to a different taxation regime, which may adversely affect some shareholders depending upon their particular circumstances.
At any time a Partnership Series has a sole shareholder, the Series ceases to be classified as a partnership and is treated as a disregarded entity.  The income, gains, losses, deductions, and credits of a disregarded entity are treated as earned by its sole shareholder with the same consequences as if the shareholder directly realized such amounts.  A distribution in cash or in-kind in partial or complete redemption of shares in a disregarded entity by its sole shareholder is a non-event for federal income tax purposes.  A partial sale of shares in a disregarded entity to another person would create a new partnership.  A disregarded entity does not file U.S. federal income tax returns.
The Trust may accept securities or local currencies in exchange for shares of a Series.  A gain or loss for U.S. federal income tax purposes may be realized by investors who are subject to U.S. federal taxation upon the exchange, depending upon the U.S. dollar cost of the securities or local currency exchanged. Different rules apply in the case of the Money Market Series or a Partnership Series.  Investors should consult their tax advisers.  (See “In-kind Purchases” in Item 11(b).)
There are certain other tax issues that will be relevant to only certain investors in the Corporate Series or a Partnership Series; for instance, investors that are segregated asset accounts and investors who contribute assets rather than cash to the Corporate Series or a Partnership Series of the Trust.  Such investors are advised to consult their own tax advisors as to the tax consequences of an investment in a Series.

Effect of Future Legislation; Local Tax Considerations
The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Part B.  Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.  Rules of state and local taxation of ordinary income, qualified dividend income, and capital gain dividends may differ from the rules for U.S. federal income taxation described above.  Distributions from the Corporate Series and allocations from the Partnership Series also may be subject to additional state, local, and foreign taxes depending on each shareholder’s particular situation.  Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above.  Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in a Series.
Item 25.  Underwriters.  See response to Item 19(b).  Principal Underwriters.
Item 26.  Calculation of Performance Data.  Not applicable.
A Series may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available.  Such indices are generally unmanaged and are prepared by entities and organizations that track the performance of investment companies or investment advisors.  Unmanaged indices often do not reflect deductions for administrative and management costs and expenses.  The performance of a Series also may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.  Any performance information, whether related to a Series or to the Advisor, should be considered in light of the Series’ investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.
Item 27.  Financial Statements.
Items 27(a), (b), and (c)  PricewaterhouseCoopers LLP (“PwC”), Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042, is the Trust’s independent registered public accounting firm.  PwC audits the Trust’s annual financial statements. The audited financial statements and financial highlights of the Series for the fiscal period ended October 31, 2022, as set forth in the Trust’s annual reports to shareholders, including the report of PwC, are incorporated by reference into this Part B.

Exhibit A
Proxy Voting Guidelines

General Approach to Corporate Governance and Proxy Voting

When voting proxies, Dimensional1 seeks to act in the best interests of the funds and accounts Dimensional manages and consistent with applicable legal and fiduciary standards. Dimensional seeks to maximize shareholder value subject to the standards of legal and regulatory regimes (applicable to the Advisor or the client), listing requirements, corporate governance and stewardship codes, and any particular investment or voting guidelines of specific funds or accounts. Dimensional will evaluate management and shareholder proposals on a case-by-case basis, in the circumstances explained below.

Dimensional expects the members of a portfolio company’s board to act in the interests of their shareholders. Each portfolio company’s board should implement policies and adopt practices that align the interests of the board and management with those of its shareholders. Since a board’s main responsibility is to oversee management and to manage and mitigate risk, it is important that board members have the experience and skills to carry out that responsibility.

This document outlines Dimensional’s global approach to key proxy voting issues and highlights particular considerations in specific markets.

Global Evaluation Framework

Dimensional’s Global Evaluation Framework sets out Dimensional’s general expectations for all portfolio companies. When implementing the principles contained in Dimensional’s Global Evaluation Framework in a given market, in addition to the relevant legal and regulatory requirements, Dimensional will consider local market practices. Additionally, for portfolio companies in the United States, Europe, the Middle East, Africa, Japan, and Australia, Dimensional will apply the market-specific considerations contained in the relevant subsection in these Guidelines.

Uncontested Director Elections
Dimensional may vote against individual directors, committee members, or the full board of a portfolio company, such as in the following situations:
1. There are problematic audit-related practices;
2. There are problematic compensation practices or persistent pay for performance misalignment;
3. There are problematic anti-takeover provisions;
4. There have been material failures of governance, risk oversight, or fiduciary responsibilities;
5. The board has failed to adequately respond to shareholder concerns;
6. The board has demonstrated a lack of accountability to shareholders;
7. There is an ineffective board refreshment process2;

Additionally, for portfolios and accounts that consider sustainability issues in their design or have made an affirmative election or provided instruction that Dimensional should prioritize such issues as part of voting,

[1]
“Dimensional” refers to any of Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., DFA Australia Limited, Dimensional Ireland Limited, Dimensional Fund Advisors Pte. Ltd. or Dimensional Japan Ltd.

[2]
As used in these guidelines “board refreshment process” means the method for reviewing and establishing the composition of the board of the portfolio company (e.g., assessments or self-evaluation, succession planning, approach for searches for board members, criteria for qualification of board members).

Dimensional may vote against directors, committee members, or the full board of portfolio companies in sectors which have not disclosed targets to reduce their greenhouse gas emissions.

If a director is a member of multiple boards of various portfolio companies, and one of those boards has one of the issues listed in 1-7 above, Dimensional may vote against that director with respect to the board of the portfolio company with the issue as well as any other portfolio company boards.

Dimensional also considers the following when voting on directors of portfolio companies:
1. Board and committee independence;
2. Director attendance: Dimensional generally expects directors to attend at least 75% of board and committee meetings;
3. Director capacity to serve;
4. Board composition.

Board Refreshment
An effective board refreshment process for a portfolio company can include the alignment of directors’ skills with business needs, assessment of individual director performance and feedback, and a search process for new directors that appropriately incorporates qualification criteria. Dimensional believes information about a portfolio company’s assessment and refreshment process should be disclosed and should generally include:

•
The processes and procedures by which the company identifies the key competencies that directors should possess in order to ensure the board is able to appropriately oversee the risks and opportunities associated with the company’s strategy and operations;

•	How the performance of individual directors and the board as a whole is assessed;
•	The alignment between the skills and expertise of each board member and the key competencies identified in the board assessment process;
•	Board refreshment mechanisms;
•	Director recruitment policies and procedures; and
•	The extent to which diversity considerations are incorporated into board assessment and refreshment practices and director recruitment policies.

In evaluating a portfolio company’s refreshment process, Dimensional may consider, among other information:

•	Whether the company’s board assessment process meets market best practices in terms of objectiveness, rigor, disclosure, and other criteria;
•	Whether the company has any mechanisms to encourage board refreshment; and
•	Whether the company has board entrenchment devices, such as a classified board or plurality vote standard.

An additional consideration that may lead Dimensional to scrutinize the effectiveness of a portfolio company’s board refreshment process is a lack of gender, racial, or ethnic diversity on the board. In jurisdictions where gender, racial, or ethnic representation on a board is not mandated by law, Dimensional may consider whether a portfolio company seeks to follow market best practices as the portfolio company nominates new directors and assesses the performance of existing directors who have the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk.

If Dimensional believes that a portfolio company’s board assessment and refreshment process is not sufficiently rigorous, or if the portfolio company fails to disclose adequate information for Dimensional to assess the rigor of the process, Dimensional may vote against members of the Nominating Committee, or other relevant directors.

Bundled/Slate Director Elections
Dimensional generally opposes bundled director elections at portfolio companies; however, in markets where individual director elections are not an established practice, bundled elections are acceptable as long as the full list of candidates is disclosed in a timely manner.

Contested Director Elections
In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, and the incumbent board’s history of responsiveness to shareholders.

Board Size
Dimensional believes that portfolio company boards are responsible for determining an appropriate size of the board of directors within the confines of relevant corporate governance codes and best practice standards. However, Dimensional will generally oppose proposals to alter board structure or size in the context of a fight for control of the portfolio company or the board.

Auditors
Dimensional will typically support the ratification of auditors unless there are concerns with the auditor's independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult for us to assess these factors.

In addition to voting against the ratification of the auditors, Dimensional may also vote against or withhold votes from audit committee members at portfolio companies in instances of fraud, material weakness, or significant financial restatements.

Anti-Takeover Provisions
Dimensional believes that the market for corporate control, which often results in acquisitions which increase shareholder value, should be able to function without undue restrictions. Takeover defenses such as shareholder rights plans (poison pills) can lead to entrenchment of management and reduced accountability at the board level. Dimensional will generally vote against the adoption of anti-takeover provisions. Dimensional may vote against directors at portfolio companies that adopt or maintain anti-takeover provisions without shareholder approval post-initial public offering (“IPO”) or adopted such structures prior to, or in connection with, an IPO. Dimensional may vote against such directors not just at the portfolio company that adopted the anti-takeover provision, but at all other portfolio company boards they serve on.

Related-Party Transactions
Related-party transactions have played a significant role in several high-profile corporate scandals and failures. Dimensional believes related-party transactions should be minimized.  When such transactions are determined to be fair to the portfolio company and its shareholders in accordance with the company’s policies and governing law, they should be thoroughly disclosed in public filings.

Amendments to Articles of Association/Incorporation
Dimensional expects the details of proposed amendments to articles of association or incorporation, or similar portfolio company documents, to be clearly disclosed. Dimensional will typically support such amendments that are routine in nature or are required or prompted by regulatory changes. Dimensional may vote against amendments that negatively impact shareholder rights or diminish board oversight.

Equity Plans
Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Executive Remuneration
Dimensional supports remuneration for executives that is clearly linked to the portfolio company’s performance. Remuneration should be designed to attract, retain and appropriately motivate and serve as a means to align the interests of executives with those of shareholders.

Dimensional expects portfolio companies to structure executive compensation in a manner that does not insulate management from the consequences of failures of risk oversight and management. Dimensional typically supports clawback provisions in executive compensation plans as a way to mitigate risk of excessive risk taking by executives at portfolio companies.

Dimensional supports remuneration plan metrics that are quantifiable and clearly tied to company strategy and the creation of shareholder value. The use of standard financial metrics, for example, metrics based on generally accepted accounting principles (“GAAP”) or international financial reporting standards, when determining executive pay is generally considered by Dimensional to be preferable. The use of non-standard metrics, including those involving large non-GAAP adjustments, result in less transparency for investors and may lead to artificially high executive pay. In evaluating a company’s executive compensation, Dimensional considers whether the company is disclosing what each metric is intended to capture, how performance is measured, what targets have been set, and performance against those targets. While environmental and social (E&S) issues may be material for shareholder value, Dimensional believes linking E&S metrics to executive pay in a quantifiable and transparent manner can present particular challenges. Dimensional will seek to focus on the rigor of E&S metrics and will seek to scrutinize payouts made under these metrics, particularly when there has been underperformance against other metrics tied to financial performance or shareholder value.

To the extent that remuneration is clearly excessive and not aligned with the portfolio company’s performance or other factors, Dimensional would not support such remuneration. Additionally, Dimensional expects portfolio companies to strive to follow local market practices with regards to the specific elements of remuneration and the overall structure of the remuneration plan.

Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive remuneration plan closely, taking into account the quantum of pay, company performance, and the structure of the plan.

Director Remuneration
Dimensional will generally support director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Mergers & Acquisitions (M&A)
Dimensional’s primary consideration in evaluating mergers and acquisitions is maximizing shareholder value. Given that Dimensional believes market prices reflect future expected cash flows, an important consideration is the price reaction to the announcement, and the extent to which the deal represents a premium to the pre-announcement price. Dimensional will also consider the strategic rationale, potential conflicts of interest, and the possibility of competing offers.

Dimensional may vote against deals where there are concerns with the acquisition process or where there appear to be significant conflicts of interest.

Capitalization
Dimensional will vote case-by-case on proposals related to portfolio company share issuances, taking into account the purpose for which the shares will be used, the risk to shareholders of not approving the request, and the dilution to existing shareholders.

Unequal Voting Rights
Dimensional opposes the creation of share structures that provide for unequal voting rights, including dual class stock with unequal voting rights or mechanisms such as loyalty shares that may skew economic ownership and voting rights within the same class of shares, and will generally vote against proposals to create or continue such structures. On a case-by-case basis, Dimensional may also vote against directors at portfolio companies that adopt or maintain such structures without shareholder approval post-IPO or adopted such structures prior to, or in connection with, an IPO.

Say on Climate
Dimensional will generally vote against management and shareholder proposals to introduce say on climate votes, which propose that companies’ climate transition plans are put to a recurring advisory shareholder vote. Dimensional believes that strategic planning, including mitigation of climate change risks and oversight of opportunities presented by climate change is the responsibility of the portfolio company board and should not be delegated or transferred to shareholders. If a company’s climate transition plan is put to a shareholder vote then Dimensional will generally vote against the plan, regardless of the level of detail contained in the plan, to indicate our opposition to the delegation of oversight implied by such votes If Dimensional observes that a portfolio company board is failing to adequately guard shareholder value through strategic planning, Dimensional may vote against directors.
Shareholder Proposals
Dimensional’s goal when voting on shareholder proposals to portfolio companies is to support those proposals that protect or enhance shareholder value through improved board accountability, improved policies and procedures, or improved disclosure.

When evaluating shareholder proposals, Dimensional will consider whether the proposal addresses a material issue to the portfolio company, the portfolio company’s current handling of the issue (both on an absolute basis and relative to market practices), the company’s compliance with regulatory requirements, and the potential cost to the company of implementing the proposal. Dimensional may apply additional considerations when voting on sustainability or social shareholder proposals on behalf of portfolios and accounts that incorporate sustainability or social considerations in their portfolio design or have made an affirmative election or provided instruction that Dimensional should prioritize sustainability or social issues as part of voting.

Virtual Meetings
Dimensional does not oppose the use of virtual-only meetings if shareholders are provided with the same rights and opportunities as available during a physical meeting, including:
•	The ability to see and hear company representatives;
•	The ability to ask questions of company representatives; and

•	The ability to see or hear questions submitted to company representatives by other shareholders, including those questions not answered by company representatives.

Disclosure of Vote Results
Dimensional expects detailed disclosure of voting results. In cases where vote results have not been disclosed within a reasonable time frame, Dimensional may vote against individual directors, committee members, or the full board of a portfolio company.

Voting Guidelines for Environmental and Social Issues3

Dimensional believes that portfolio company boards are responsible for addressing material environmental & social (E&S) issues within their duties. If a portfolio company is unresponsive to material E&S risks which may have economic ramifications for shareholders, Dimensional may vote against directors individually, committee members, or the entire board. Dimensional may communicate with portfolio companies to better understand the alignment of the interests of boards and management with those of shareholders on these topics.

Dimensional evaluates shareholder proposals on environmental or social issues consistent with its general approach to shareholder proposals, paying particular attention to the portfolio company’s current handling of the issue, current disclosures, the financial materiality of the issue, market practices, and regulatory requirements. Dimensional may vote for proposals requesting disclosure of specific environmental and social data, such as information about board oversight, risk management policies and procedures, or performance against a specific metric, if Dimensional believes that the portfolio company’s current disclosure is inadequate to allow shareholders to effectively assess the portfolio company’s handling of a material issue.

Evaluating Disclosure of Material Environmental or Social Risks

Dimensional generally believes that information about the oversight and mitigation of material environmental or social risks should be disclosed by portfolio companies. Dimensional generally expects the disclosure regarding oversight and mitigation to include:

•	A description of material risks.
•	A description of the process for identifying and prioritizing such risks and how frequently it occurs.
•	The policies and procedures governing the handling of each material risk.
•	A description of the management-level roles/groups involved in oversight and mitigation of each material risk.
•	A description of the metrics used to assess the effectiveness of mitigating each material risk, and the frequency at which performance against these metrics is assessed.
•	A description of how the board is informed of material risks and the progress against relevant metrics.

In certain instances where Dimensional determines that disclosure by a portfolio company is insufficient for a shareholder to be able to adequately assess the relevant risks facing a portfolio company, Dimensional may, on a case-by-case basis, vote against individual directors, committee members, or the entire board, or may vote in favor of related shareholder proposals consistent with Dimensional’s general approach to such proposals.

[3]	For considerations in connection with ERISA-covered clients, see the Policy and its references to requirements under ERISA.

Political and Lobbying Activities
Dimensional expects boards of portfolio companies to exercise oversight of political and lobbying-related expenditures and ensure that such spending is in line with shareholder interests.

In evaluating a portfolio company’s policies related to political and lobbying expenditure, Dimensional expects the following practices:

•	The board to adopt policies and procedures to oversee political and lobbying expenditures;
•	The details of the board oversight, including the policies and procedures governing such expenditures, to be disclosed publicly; and
•
That board oversight of political and lobbying activities, such as spending, should include ensuring that the portfolio company’s publicly stated positions are in alignment with its related activities and spending.

Human Capital Management
Dimensional expects boards of portfolio companies to exercise oversight of human capital management issues. Dimensional expects portfolio companies to disclose sufficient information for shareholders to understand the policies, procedures, and personnel a company has in place to address issues related to human capital management. This disclosure should include the company’s human capital management goals in key areas, such as compensation, employee health and wellness, employee training and development, and workforce composition, as well as the metrics by which the company assesses performance against these goals.

Climate Change
Dimensional expects boards of portfolio companies to exercise oversight of climate change risks that may have a material impact on the company. Climate change risks may include physical risks of climate change from changing weather patterns and/or transitional risks of climate change from changes in regulation or consumer preferences. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the company. Disclosure should include:

•	The specific risks identified
•	The potential impact these risks could have on the company’s business, operations, or strategy
•	Whether the risks are overseen by a specific committee or the full board
•	The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed
•	The management-level roles/groups responsible for managing these risks
•
The metrics used to assess the handling of these risks, how they are calculated, and the reason for their selection, particularly when the metrics recommended by a  recognized third-party framework, such as Task Force for Climate-related Financial Disclosures (TCFD) or Sustainability Accounting Standards Board (SASB), are not being used

•	Targets used by the company to manage climate-related risks and performance against those targets

Human Rights
Dimensional expects portfolio company boards to exercise oversight of human rights issues that could pose a material risk to the business, including forced labor, child labor, privacy, freedom of expression, and land and water rights. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the company. Disclosure should include:

•	The specific risks identified
•	The potential impact these risks could have on the company’s business, operations, or strategy
•	Whether the risks are overseen by a specific committee or the full board
•	The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed
•	Details on how the company monitors human rights throughout the organization and supply chain, including the scope and frequency of audits and how instances of non-compliance are resolved
•
The policies governing human rights throughout the organization and supply chain and the extent to which the policy aligns with recognized global frameworks such as the UN’s Guiding Principles on Human Rights and the OECD’s Guidelines for Multinational Enterprises

•	Details of violations of the policy and corrective action taken

Cybersecurity
Dimensional expects portfolio company boards to exercise oversight of cybersecurity issues that could pose a material risk to the business. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the company. Disclosure should include:

•	Policies and procedures to manage cybersecurity risk and identify cybersecurity incidents
•	The role of management in implementing cybersecurity policies and procedures
•	The role of the board in overseeing cybersecurity risk and the process by which the board is informed of incidents.
•	Material cybersecurity incidents and remedial actions taken.

Evaluation Framework for U.S. Listed Companies

Director Elections:

Uncontested Director Elections
Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent and key committees to be fully independent.

Dimensional believes shareholders should have a say in who represents their interests and portfolio companies should be responsive to shareholder concerns. Dimensional may vote against or withhold votes from individual directors, committee members, or the full board, and may also vote against such directors when they serve on other portfolio company boards, in the following situations:

•	The continued service of directors who failed to receive the support of a majority of shareholders (regardless of whether the company uses a majority or plurality vote standard).
•	Failure to adequately respond to majority-supported shareholder proposals.

Contested Director Elections
In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, the incumbent board’s history of responsiveness to shareholders, and the market’s reaction to the contest.

Board Structure and Composition:

Age and Term Limits
Dimensional believes it is the responsibility of a portfolio company’s nominating committee to ensure that the company’s board of directors is composed of individuals with the skills needed to effectively oversee management and will generally oppose proposals seeking to impose age or term limits for directors.

That said, portfolio companies should clearly disclose their director evaluation and board refreshment policies in their proxy. Lack of healthy turnover on the board of a portfolio company or lack of observable diversity on a portfolio company board may lead Dimensional to scrutinize the rigor of a portfolio company’s board refreshment process.

CEO/Chair
Dimensional believes that the portfolio company boards are responsible for determining whether the separation of roles is appropriate and adequately protects the interests of shareholders.

At portfolio companies with a combined CEO/Chair, Dimensional expects the board to appoint a lead independent director with specific responsibilities, including the setting of meeting agendas, to seek to ensure the board is able to act independently.

Recent environmental, social, and governance controversies resulting from inadequate board oversight may be taken into account when voting on shareholder proposals seeking the separation of the roles of CEO and Chair at a portfolio company.

Governance Practices:

Classified Boards
Dimensional believes director votes are an important mechanism to increase board accountability to shareholders. Dimensional therefore advocates for boards at portfolio companies to give shareholders the right to vote on the entire slate of directors on an annual basis.

Dimensional will generally support proposals to declassify existing boards at portfolio companies and will generally oppose efforts by portfolio companies to adopt classified board structures, in which only part of the board is elected each year.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a classified board without shareholder approval.  Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt classified boards prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Dual Classes of Stock
Dual class share structures are generally seen as detrimental to shareholder rights, as they are accompanied by unequal voting rights. Dimensional believes in the principle of one share, one vote.

Dimensional opposes the creation of dual-class share structures with unequal voting rights at portfolio companies and will generally vote against proposals to create or continue dual-class capital structures.

Dimensional will generally vote against or withhold votes from directors at portfolio companies that adopt a dual-class structure without shareholder approval after the company’s IPO. Dimensional will generally vote against or withhold votes from directors for implementation of a dual-class structure prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Supermajority Vote Requirements
Dimensional believes that the affirmative vote of a majority of shareholders of a portfolio company should be sufficient to approve items such as bylaw amendments and mergers. Dimensional will generally vote against proposals seeking to implement a supermajority vote requirement and for shareholder proposals seeking the adoption of a majority vote standard.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a supermajority vote requirement without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt supermajority vote requirements prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Shareholder Rights Plans (Poison Pills)
Dimensional generally opposes poison pills. As a result, Dimensional may vote against the adoption of a pill and all directors at a portfolio company that put a pill in place without first obtaining shareholder approval. Votes against (or withheld votes from) directors may extend beyond the portfolio company that adopted the pill, to all boards the directors serve on. In considering a poison pill for approval, Dimensional may take into account the existence of ‘qualified offer’ and other shareholder-friendly provisions.

For pills designed to protect net operating losses, Dimensional may take into consideration a variety of factors, including but not limited to the size of the available operating losses and the likelihood that they will be utilized to offset gains.

Cumulative Voting
Under cumulative voting, each shareholder is entitled to the number of his or her shares multiplied by the number of directors to be elected. Shareholders have the flexibility to allocate their votes among directors in the proportion they see fit, including casting all their votes for one director. This is particularly impactful in the election of dissident candidates to the board in the event of a proxy contest.

Dimensional will typically support proposals that provide for cumulative voting and against proposals to eliminate cumulative voting unless the portfolio company has demonstrated that there are adequate safeguards in place, such as proxy access and majority voting.

Majority Voting
For the election of directors, portfolio companies may adopt either a majority or plurality vote standard. In a plurality vote standard, the directors with the most votes are elected. If the number of directors up for election is equal to the number of board seats, each director only needs to receive one vote in order to be elected. In a majority vote standard, in order to be elected, a director must receive the support of a majority of shares voted or present at the meeting.

Dimensional supports a majority (rather than plurality) voting standard for uncontested director elections at portfolio companies. The majority vote standard should be accompanied by a director resignation policy to address failed elections.

To account for contested director elections, portfolio companies with a majority vote standard should include a carve-out for plurality voting in situations where there are more nominees than seats.

Right to Call Meetings and Act by Written Consent
Dimensional will generally support the right of shareholders to call special meetings of a portfolio company board (if they own 25% of shares outstanding) and take action by written consent.

Proxy Access
Dimensional will typically support management and shareholder proposals for proxy access that allow a shareholder (or group of shareholders) holding three percent of voting power for three years to nominate up to 25 percent of a portfolio company board.  Dimensional will typically vote against proposals that are more restrictive than these guidelines.

Amend Bylaws/Charters
Dimensional believes that shareholders should have the right to amend a portfolio company’s bylaws. Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that place substantial restrictions on shareholders’ ability to amend bylaws through excessive ownership requirements for submitting proposals or restrictions on the types of issues that can be amended.

Exclusive Forum
Dimensional is generally supportive of management proposals at portfolio companies to adopt an exclusive forum for shareholder litigation.

Indemnification and Exculpation of Directors and Officers
Dimensional intends to evaluate proposals seeking to enact or expand indemnification or exculpation provisions on a case-by-case basis considering board rationale and specific provisions being proposed.

Advance Notice Provisions
Portfolio company bylaw amendments known as “advance notice provisions” set out the steps shareholders must follow when submitting an item for inclusion on the agenda of a shareholder meeting. These provisions may serve as an entrenchment device that can result in reduced accountability at the board level in cases where they impose onerous requirements on shareholders wishing to submit a nominee for the board of directors. When evaluating advanced notice provisions, whether for the submission of a shareholder candidate or the submission of other permissible proposals, Dimensional generally does not support provisions that:

•	Require shareholder-nominated candidates to disclose information that is not required for new board-nominated candidates
•	Impose unduly burdensome disclosure requirements on shareholder proponents
•	Significantly limit the time period shareholders have to submit proposals or nominees

Dimensional may vote against or withhold votes from directors who adopt such provisions without shareholder approval.

Executive and Director Compensation:

Stock-Based Compensation Plans
Dimensional supports the adoption of equity plans that align the interests of portfolio company board, management, and company employees with those of shareholders.

Dimensional will evaluate equity compensation plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Dimensional will typically vote against plans that have features that have a negative impact on shareholders of portfolio companies. Such features include single-trigger or discretionary vesting, an overly broad definition of change in control, a lack of minimum vesting periods for grants, evergreen provisions, and the ability to reprice shares without shareholder approval.

Dimensional may also vote against equity plans if problematic equity grant practices have contributed to a pay for performance misalignment at the portfolio company.

Employee Stock Purchase Plans
Dimensional will generally support qualified employee stock purchase plans (as defined by Section 423 of the Internal Revenue Code), provided that the purchase price is no less than 85 percent of market value, the number of shares reserved for the plan is no more than ten percent of outstanding shares, and the offering period is no more than 27 months.

Advisory Votes on Executive Compensation (Say on Pay)
Dimensional supports reasonable compensation for executives that is clearly linked to the portfolio company’s performance. Compensation should serve as a means to align the interests of executives with those of shareholders. To the extent that compensation is excessive, it represents a transfer to management of shareholder wealth. Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive compensation plan closely, taking into account the quantum of pay, company performance, and the structure of the plan.

Certain practices, such as:

•	multi-year guaranteed bonuses
•	excessive severance agreements (particularly those that vest without involuntary job loss or diminution of duties or those with excise-tax gross-ups)
•	single, or the same, metrics used for both short-term and long-term executive compensation plans may encourage excessive risk-taking by executives at portfolio companies and are generally opposed by Dimensional.

At portfolio companies that have a history of problematic pay practices or excessive compensation, Dimensional will consider the company’s responsiveness to shareholders’ concerns and may vote against or withhold votes from members of the compensation committee if these concerns have not been addressed.

Frequency of Say on Pay
Executive compensation in the United States is typically composed of three parts: 1) base salary; 2) cash bonuses based on annual performance (short-term incentive awards); 3) and equity awards based on performance over a multi-year period (long-term incentive awards).

Dimensional supports triennial say on pay because it allows for a longer-term assessment of whether compensation was adequately linked to portfolio company performance. This is particularly important in situations where a company makes significant changes to their long-term incentive awards, as the effectiveness of such changes in aligning pay and performance cannot be determined in a single year.

If there are serious concerns about a portfolio company’s compensation plan in a year where the plan is not on the ballot, Dimensional may vote against or withhold votes from members of the Compensation Committee.

Executive Severance Agreements (Golden Parachutes)
Dimensional analyzes golden parachute proposals on a case-by-case basis.

Dimensional expects payments to be reasonable on both an absolute basis and relative to the value of the transaction. Dimensional will typically vote against agreements with cash severance of more than 3x salary and bonus.

Dimensional expects vesting of equity to be contingent on both a change in control and a subsequent involuntary termination of the employee (“double-trigger change in control”).

Corporate Actions:

Reincorporation
Dimensional will evaluate reincorporation proposals on a case-by-case basis.

Dimensional may vote against reincorporations if the move would result in a substantial diminution of shareholder rights at the portfolio company.

Capitalization:

Increase Authorized Shares
Dimensional will vote case-by-case on proposals seeking to increase common or preferred stock of a portfolio company, taking into account the purpose for which the shares will be used and the risk to shareholders of not approving the request.

Dimensional will typically vote against requests for common or preferred stock issuances that are excessively dilutive relative to common market practice.

Dimensional will typically vote against proposals at portfolio companies with multiple share classes to increase the number of shares of the class with superior voting rights.

Blank Check Preferred Stock
Blank check preferred stock is stock that can be issued at the discretion of the board, with the voting, conversion, distribution, and other rights determined by the board at the time of issue. Therefore, blank check preferred stock can potentially serve as means to entrench management and prevent takeovers at portfolio companies.

To mitigate concerns regarding what Dimensional believes is the inappropriate use of blank check preferred stock, Dimensional expects portfolio companies seeking approval for blank preferred stock to clearly state that the shares will not be used for anti-takeover purposes.

Share Repurchases
Dimensional will generally support open-market share repurchase plans that allow all shareholders to participate on equal terms. Portfolio companies that use metrics such as earnings per share (EPS) in their executive compensation plans should ensure that the impact of such repurchases are taken into account when determining payouts.

Shareholder Proposals:
Dimensional’s goal when voting on shareholder proposals is to support those proposals that protect or enhance shareholder value through improved board accountability, improved policies and procedures, or improved disclosure.

When evaluating shareholder proposals, Dimensional will consider whether the proposal addresses a material issue to the portfolio company, the portfolio company’s current handling of the issue (both on an absolute basis and relative to market practices), the company’s compliance with regulatory requirements, and the potential cost to the company of implementing the proposal.

In instances where a shareholder proposal is excluded from the meeting agenda but the SEC has declined to state a view on whether such proposal can be excluded, , Dimensional expects the portfolio company to provide shareholders with substantive disclosure concerning this exclusion. If substantive disclosure is lacking, Dimensional may vote against or withhold votes from certain directors on a case-by-case basis.

Evaluation Framework for Europe, the Middle East, and Africa (EMEA) Listed Companies

Continental Europe:

Director Election Guidelines
•
Portfolio company boards should be majority independent (excluding shareholder or employee representatives as provided by law); however, lower levels of board independence may be acceptable in controlled companies and in those markets where local best practice indicates that at least one-third of the board be independent.

•
A majority of audit and remuneration committee members (excluding shareholder or employee representatives as provided by law) should be independent; the committees overall should be at least one-third independent.

•	Executives should generally not serve on audit and remuneration committees.
•	The CEO and board chair roles should generally be separate,

Remuneration Guidelines
Dimensional expects annual remuneration reports published by portfolio companies pursuant to the Shareholder Rights Directive II to disclose, at a minimum:
•	The amount paid to executives;
•	Alignment between pay and performance;
•	The targets used for variable incentive plans and the ex-post levels achieved; and
•	The rationale for any discretion applied.

Other Market Specific Guidelines for Continental Europe
•	In Austria, Germany, and the Netherlands, Dimensional will generally vote against the appointment of a former CEO as chairman of the board of directors or supervisory board of a portfolio company.

United Kingdom & Ireland:
Dimensional expects portfolio companies to follow the requirements of the UK Corporate Governance Code with regards to board and committee composition. When evaluating portfolio company boards Dimensional will also consider the recommendations of the FTSE Women Leaders and Parker Reviews with regards to female and minority representation on the board.

Dimensional also expects companies to align their remuneration with the requirements of the UK Corporate Governance Code and to consider best practices such as those set forth in the Investment Association Principles of Remuneration.

South Africa:
Dimensional expects portfolio companies to follow the recommendations of the King Report on Corporate Governance (King Code IV) with regards to board and committee composition.

Turkey:
Dimensional expects the board of directors of a portfolio company to be at least one-third independent; at minimum two directors should be independent.

Dimensional expects the board of a portfolio company to establish an independent audit committee.

Dimensional expects the board of a portfolio company to establish a board committee with responsibility for compensation and nominating matters. This committee should be chaired by an independent director.

Framework for Evaluating Australia-Listed Companies

Uncontested Director Elections
Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent.

Dimensional believes that key audit and remuneration committees should be composed of independent directors. Dimensional will generally vote against executive directors of the portfolio company who serve on the audit committee or who serve on the remuneration committee if the remuneration committee is not majority independent.

Dimensional will consider the ASX Corporate Governance Council Principles and Recommendations (the “ASX Principles and Recommendations”) with regards to female representation on the board when voting on directors.

CEO/Chair
Dimensional expects portfolio companies to follow the ASX Corporate Governance Council Principles and Recommendations and generally separate the CEO and board chair roles, with the board chair being an independent director.

Auditors
Australian law does not require the annual ratification of auditors; therefore, concerns with a portfolio company's audit practices will be reflected in votes against members of the audit committee.

Dimensional may vote against audit committee members at a portfolio company if there are concerns with the auditor's independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult to assess these factors.
Dimensional may also vote against audit committee members in instances of fraud or material failures in oversight of audit functions.

Share Issuances
Dimensional will evaluate requests for share issuances on a case-by-case basis, taking into account factors such as the impact on current shareholders and the rationale for the request.

When voting on approval of prior share distributions, Dimensional will generally support prior issuances that conform to the dilution guidelines set out in ASX Listing Rule 7.1.

Share Repurchase
Dimensional will evaluate requests for share repurchases on a case-by-case basis, taking into account factors such as the impact on current shareholders, the rationale for the request, and the portfolio company’s history of repurchases. Dimensional expects repurchases to be made in arms-length transactions using independent third parties.

Dimensional may vote against portfolio company plans that do not include limitations on the company’s ability to use the plan to repurchase shares from third parties at a premium and limitations on the use of share purchases as an anti-takeover device.

Constitution Amendments
Dimensional will evaluate requests for amendments to a portfolio company’s constitution on a case-by-case basis. The primary consideration will be the impact on the rights of shareholders.

Non-Executive Director Compensation
Dimensional will support non-executive director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Dimensional will generally vote against components of non-executive director remuneration that are likely to impair a director’s independence, such as options or performance-based remuneration.

Equity Plans
Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and company employees with those of shareholders.

Companies should clearly disclose components of the plan, including vesting periods and performance hurdles.

Dimensional may vote against plans that are exceedingly dilutive to existing shareholders. Plans that permit retesting or repricing will generally be viewed unfavorably.

Framework for Evaluating Japan-Listed Securities

Uncontested Director Elections
Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill sets needed to effectively oversee management and manage risk. With respect to gender diversity, Dimensional may consider local market practice, including requirements under the Japan Corporate Governance Code, and may vote against directors if the board does not meet established market norms.

At portfolio companies with a three-committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the board should be majority independent. At portfolio companies with a three-committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

At portfolio companies with an audit committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the audit committee should be entirely independent; at minimum, any outside directors who serve on the committee should be independent. At portfolio companies with an audit committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

At portfolio companies with a statutory auditor structure, Dimensional expects at least two directors and at least one-third of the board to be outsiders. At portfolio companies with a statutory auditor structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

Statutory Auditors
Statutory auditors are responsible for effectively overseeing management and ensuring that decisions made are in the best interest of shareholders. Dimensional may vote against statutory auditors who are remiss in their responsibilities.

When voting on outside statutory auditors, Dimensional expects nominees to be independent and to have the capacity to fulfill the requirements of their role as evidenced by attendance at meetings of the board of directors or board of statutory auditors.

Director and Statutory Auditor Compensation
Dimensional will support compensation for portfolio company directors and statutory auditors that is reasonable in both size and composition relative to industry and market norms.

When requesting an increase to the level of director fees, Dimensional expects portfolio companies to provide a specific reason for the increase.  Dimensional will generally support an increase of director fees if it is in conjunction with the introduction of performance-based compensation, or where the ceiling for performance-based compensation is being increased. Dimensional will generally not support an increase in director fees if there is evidence that the directors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will typically support an increase to the statutory auditor compensation ceiling unless there is evidence that the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will generally support the granting of annual bonuses to portfolio company directors and statutory auditors unless there is evidence the board or the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.
Dimensional generally supports the granting of retirement benefits to portfolio company insiders, so long as the individual payments, and aggregate amount of such payments, is disclosed.
Dimensional will generally vote against the granting of retirement bonuses if there is evidence the portfolio company board or statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Equity Based Compensation
Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and company employees with those of shareholders.

Dimensional will typically support stock option plans to portfolio company executives and employees if total dilution from the proposed plans and previous plans does not exceed 5 percent for mature companies or 10 percent for growth companies.

Dimensional will generally vote against stock plans if upper limit of options that can be issued per year is not disclosed.

For deep-discounted stock option plans, Dimensional typically expects portfolio companies to disclose specific performance hurdles.

Capital Allocation
Dimensional will typically support well-justified dividend payouts that do not negatively impact the portfolio company's overall financial health.

Share Repurchase
Dimensional is typically supportive of portfolio company boards having discretion over share repurchases absent concerns with the company’s balance sheet management, capital efficiency, buyback and dividend payout history, board composition, or shareholding structure.

Dimensional will typically support proposed repurchases that do not have a negative impact on shareholder value.

For repurchases of more than 10 percent of issue share capital, Dimensional expects the company to provide a robust explanation for the request.

Cross-Shareholding
Dimensional generally believes that portfolio companies should not allocate significant portions of their net assets to investments in companies for non-investment purposes. For example, in order to strengthen relationships with customers, suppliers, or borrowers. Such cross-shareholding, whether unilateral or reciprocal, can compromise director independence, entrench management, and reduce director accountability to uninterested shareholders. Dimensional may vote against certain directors at companies with excessive cross-shareholdings.

Shareholder Rights Plans (Poison Pills)
Dimensional believes the market for corporate control, which can result in acquisitions that are accretive to shareholders, should be able to function without undue restrictions. Takeover defenses such as poison pills can lead to entrenchment and reduced accountability at the board level.

Indemnification and Limitations on Liability
Dimensional generally supports limitations on liability for directors and statutory auditors in ordinary circumstances.

Limit Legal Liability of External Auditors
Dimensional generally opposes limitations on the liability of external auditors.

Increase in Authorized Capital
Dimensional will typically support requests for increases of less than 100 percent of currently authorized capital, so long as the increase does not leave the portfolio company with less than 30 percent of the proposed authorized capital outstanding.

For increases that exceed these guidelines, Dimensional expects portfolio companies to provide a robust explanation for the increase.

Dimensional will generally not support requests for increases that will be used as an anti-takeover device.

Expansion of Business Activities
For well performing portfolio companies seeking to expand their business into enterprises related to their core business, Dimensional will typically support management requests to amend the company’s articles to expand the company’s business activities.

THE DFA INVESTMENT TRUST COMPANY
(Amendment No. 74)

PART C
OTHER INFORMATION

Item 28.	Exhibits.

(a)	Charter.

(1)	Amended and Restated Agreement and Declaration of Trust dated June 24, 2021.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A.
Filing No.: 811-07436
Filing Date: February 28, 2022

(2)	Certificate of Trust dated September 11, 1992.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: March 3, 1998

(a)	Certificate of Amendment to Certificate of Trust dated January 15, 1993.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: March 3, 1998

(b)	By-Laws.

(1)	Amended and Restated By-Laws dated June 24, 2021.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A.
Filing No.: 811-07436
Filing Date: February 28, 2022

(c)	Instruments Defining the Rights of Security Holders.

(1)	No specimen securities are issued on behalf of the Registrant.
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(2)	Relevant portion of Amended and Restated Agreement and Declaration of Trust.
See Article V

(3)	Relevant portion of Amended and Restated By-Laws.
See Article II

(d)	Investment Advisory Contracts.

(1)	Investment Management Agreements.

(a)	Investment Management Agreement dated July 21, 2015 between the Registrant and DFA on behalf of The U.S. Large Cap Value Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2017

(b)	Investment Management Agreement dated July 21, 2015 between the Registrant and DFA on behalf of The DFA International Value Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2017

(c)	Investment Management Agreement dated July 21, 2015 between the Registrant and DFA on behalf of The Japanese Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2017

(d)	Investment Management Agreement dated July 21, 2015 between the Registrant and DFA on behalf of The Asia Pacific Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2017
2

(e)	Investment Management Agreement dated July 21, 2015 between the Registrant and DFA on behalf of The United Kingdom Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2017

(f)	Investment Management Agreement dated July 21, 2015 between the Registrant and DFA on behalf of The Continental Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2017

(g)	Investment Management Agreement dated July 21, 2015 between the Registrant and DFA on behalf of The Canadian Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2017
(h)	Investment Management Agreement dated July 21, 2015 between the Registrant and DFA on behalf of The Emerging Markets Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2017

(i)	Investment Management Agreement dated July 21, 2015 between the Registrant and DFA on behalf of The Emerging Markets Small Cap Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2017
3

(j)	Investment Management Agreement dated July 21, 2015 between the Registrant and DFA on behalf of The DFA Short Term Investment Fund.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2017

(2)	Sub-Advisory Agreements.

(a)	Sub-Advisory Agreement among the Registrant, DFA and Australia Pty Ltd. (“DFA-Australia”) dated August 7, 1996 on behalf of The Japanese Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: August 7, 1996

(b)	Sub-Advisory Agreement among the Registrant, DFA and Dimensional Fund Advisors Ltd. (“DFAL”) dated August 7, 1996 on behalf of The United Kingdom Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: August 7, 1996
(c)	Sub-Advisory Agreement among the Registrant, DFA and DFA-Australia dated August 7, 1996 on behalf of The Pacific Rim Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: August 7, 1996

(i)	Amendment Number Two dated October 21, 2005 re: the reflection of the following name change:
* The Pacific Rim Small Company Series to The Asia Pacific Small Company Series
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A
File No. 811-07436
Filing Date: March 30, 2006
4

(d)	Sub-Advisory Agreement among the Registrant, DFA and DFAL dated August 7, 1996 on behalf of The Continental Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: August 7, 1996

(e)	Consulting Services Agreement between Dimensional Fund Advisors Inc. and Dimensional Fund Advisors Ltd. dated September 13, 1999 on behalf of:
* DFA International Value Series
* Emerging Markets Small Cap Series
* Emerging Markets Series
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2019

(f)	Consulting Services Agreement between Dimensional Fund Advisors Inc. and DFA Australia Ltd. on behalf of:
* DFA International Value Series
* Emerging Markets Small Cap Series
* Emerging Markets Series
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2019

(g)	Sub-Advisory Agreement among the Registrant, DFA and DFAL dated February 28, 2010 on behalf of The DFA International Value Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2019

(h)	Sub-Advisory Agreement among the Registrant, DFA and DFAL dated February 28, 2010 on behalf of The Emerging Markets Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
5

Filing Date: February 28, 2019

(i)	Sub-Advisory Agreement among the Registrant, DFA and DFAL dated February 28, 2010 on behalf of The Emerging Markets Small Cap Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2019

(j)	Sub-Advisory Agreement among the Registrant, DFA and DFA-Australia dated February 28, 2010 on behalf of The DFA International Value Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2019

(k)	Sub-Advisory Agreement among the Registrant, DFA and DFA-Australia dated February 28, 2010 on behalf of The Emerging Markets Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2019
(l)	Sub-Advisory Agreement among the Registrant, DFA and DFA-Australia dated February 28, 2010 on behalf of The Emerging Markets Small Cap Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2019

(e)	Underwriting Contracts.
Amended and Restated Distribution Agreement dated December 15, 2021 between the Registrant and DFA Securities Inc.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2022

(f)	Bonus or Profit Sharing Contracts.
Not applicable.
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(g)	Custodian Agreements.

(1)	Custodian Agreement between the Registrant and State Street Bank and Trust Company
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2013

(2)	Global Custodial Services Agreement dated December 21, 2012 between the Registrant and Citibank, N.A.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2019

(a) Amendment No. 2 re: Extended Term
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2019

(b) Form of Amendment re: Interfund Lending Program
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2019

(c)	Supplement re: China Connect Securities
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 65 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2020

(d)	Amendment re: Extended Term
ELECTRONICALLY FILED HEREWITH AS EXHIBIT EX-28.g.2.d.

(3)	Global Custodial Services Agreement dated December 30, 2009 between the Registrant, on behalf of The DFA Short Term Investment Fund, and Citibank, N.A.
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Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A
File No.:  811-07436
Filing Date: February 28, 2011

(h)	Other Material Contracts.

(1)	Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2013

(a) Amendment No. 1 re: the addition of “FAN” services.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2019

(b) Amendment dated December 23, 2021 re: “SVI” review services
ELECTRONICALLY FILED HEREWITH AS EXHIBIT EX-28.h.1.b.

(2)	Administration Agreement between the Registrant and State Street Bank and Trust Company
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2013

(a)	Amendment dated November 13, 2018 re: Liquidity Risk Measurement Services
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2019

(3)	Amended and Restated Master Services Agreement dated July 13, 2016 between the Registrant, on behalf of The DFA Short Term Investment Fund, and Citi Fund Services Ohio, Inc.
8

Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: October 3, 2016

(a)	Amendment dated April 11, 2018 re: Form N-CEN and N-Q Services
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2019

(4)	Transfer Agency Services Agreement dated July 12, 2016 between the Registrant, on behalf of the DFA Short Term Investment Fund, and FIS Investor Services LLC
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: October 3, 2016

(5)	Form of Rule 12d1-4 Fund of Funds Investment Agreement
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2022

(i)	Legal Opinion.
Not applicable.

(j)	Other Opinions.
Consent of Independent Certified Public Accountants, PricewaterhouseCoopers LLP.
ELECTRONICALLY FILED HEREWITH AS EX-28.j.

(k)	Omitted Financial Statements.
Not applicable.

(l)	Initial Capital Agreements.
Not applicable.

(m)	Rule 12b-1 Plan.
Not applicable.

9

(n)	Rule 18f-3 Plan.
Not Applicable.

(o)	Power-of-Attorney.
On behalf of the Registrant, Power-of-Attorney dated as of December 29, 2021, appointing Catherine L. Newell, Valerie A. Brown, Jeff J. Jeon, Gerard K. O’Reilly, David P. Butler, Carolyn L. O, Lisa M. Dallmer, Bernard J. Grzelak, Jan Miller, Eric Hall, Ryan P. Buechner and James J. Taylor as attorneys-in-fact to Reena Aggarwal, David P. Butler, George M. Constantinides, Lisa M. Dallmer, Douglas W. Diamond, Darrell Duffie, Francis A. Longstaff, Jan Miller, Catherine L. Newell, Gerard K. O’Reilly, Heather E. Tookes, Abbie J. Smith, and Ingrid M. Werner.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2022

(p)	Codes of Ethics.
Code of Ethics of the Registrant, Advisor and Underwriter.
ELECTRONICALLY FILED HEREWITH AS EX-28.p

Item 29.	Persons Controlled by or under Common Control with Registrant.

If an investor beneficially owns more than 25% of the outstanding voting securities of a feeder fund that invests all of its investable assets in a Series of the Trust, then the feeder fund and its corresponding Series may be deemed to be under the common control of such investor.  Accordingly, certain feeder portfolios of DFA Investment Dimensions Group (“DFAIDG”) and Dimensional Investment Group (“DIG”), both Maryland corporations and registered investment companies, may be deemed to be under common control with their corresponding Series of the Trust. As of January 31, 2023, no person beneficially owned more than 25% of the outstanding voting securities of a feeder portfolio that controlled a Series of the Trust.

Item 30.	Indemnification.

Reference is made to Article VII of the Registrant’s Amended and Restated Agreement and Declaration of Trust which are incorporated herein by reference.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the
10

Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 31.	Business and Other Connections of Investment Adviser.

Dimensional Fund Advisors LP, the investment manager for the Registrant, is also the investment manager for four other registered open-end investment companies, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund, Dimensional Investment Group Inc. and Dimensional ETF Trust.   The Advisor also serves as sub-advisor for certain other registered investment companies.  For additional information, please see “Management of the Trust” in PART A and “Management of the Registrant” in PART B of this Registration Statement.  Additional information as to the Advisor and the directors and officers of the Advisor is included in the Advisor’s Form ADV filed with the Commission (File No. 801-16283), which is incorporated herein by reference and sets forth the officers and directors of the Advisor and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Item 32.	Principal Underwriters.

(a)
DFA Securities LLC (“DFAS”) is the principal underwriter for the Registrant.  DFAS also serves as principal underwriter for DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., Dimensional Emerging Markets Value Fund and Dimensional ETF Trust.

(b)	The following table sets forth information as to the Distributor’s Officers, Partners and Control Persons. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Fund
Valerie A. Brown	Vice President and Assistant Secretary	Vice President and Assistant Secretary
Ryan P. Buechner	Vice President	Vice President and Assistant Secretary
David P. Butler	Co-Chief Executive Officer	Co-Chief Executive Officer and Trustee
Stephen A. Clark	Executive Vice President	Executive Vice President
Lisa M. Dallmer	Executive Vice President and Chief Operating Officer	Chief Operating Officer
Bernard J. Grzelak	Vice President, Chief Financial Officer, and Treasurer	Vice President
Jeff J. Jeon	Vice President	Vice President
Joy L. Lopez	Vice President	Vice President and Assistant Treasurer
Kenneth M. Manell	Vice President	Vice President
Jan Miller	Vice President	Vice President, Chief Financial Officer and Treasurer
Catherine L. Newell	Executive Vice President, Secretary and General Counsel	President and General Counsel
Selwyn J. Notelovitz	Vice President and Chief Compliance Officer	Vice President
Carolyn L. O	Vice President	Vice President and Secretary

11

Randy C. Olson	Vice President	Chief Compliance Officer
Gerard K. O'Reilly	Co-Chief Executive Officer and Chief Investment Officer	Co-Chief Executive Officer, Chief Investment Officer, Chairman and Trustee
James J. Taylor	Vice President	Vice President and Assistant Treasurer
David G. Booth	Chairman	Not applicable
Dimensional Fund Advisors LP	Sole Member	Not Applicable

(c)	Not applicable.

Item 33.	Location of Accounts and Records.

The accounts and records of the Registrant will be located at the office of the Registrant and at additional locations, as follows:

Name	Address
The DFA Investment Trust Company	6300 Bee Cave Road, Building One
Austin, TX 78746

State Street Bank and Trust Company	1 Lincoln Street Boston, MA 02111

Citibank, N.A.	111 Wall Street New York, New York 10005

The accounts and records of the DFA Short Term Investment Fund, a series of the Registrant, will be located at the additional location, as follows:

Name	Address
FIS Investor Services LLC	4249 Easton Way, Suite 400
Columbus, Ohio 43219

Item 34.	Management Services.

There are no management-related service contracts not discussed in Part A or Part B.

Item 35.	Undertakings.

(a)	The Registrant undertakes to furnish each person to whom this Post-Effective Amendment is delivered a copy of its latest annual report to shareholders, upon request and without charge.

(b)
The Registrant hereby undertakes to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee or trustees when requested in writing to do so by the record holders of not less than 10 per centum of the Registrant’s outstanding shares and to assist its shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

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SIGNATURE

Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 74 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Austin, the State of Texas, as of the 28th day of February, 2023.

THE DFA INVESTMENT TRUST COMPANY
(Registrant)

By:	/s/ Ryan P. Buechner
Ryan P. Buechner
(Attorney-in- Fact to Registrant pursuant to a Power of Attorney)
Vice President
(Signature and Title)

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EXHIBIT INDEX

Exhibit No.	Description
EX-28.g.2.d	Amendment to Custodian Agreement between the Registrant and Citibank
EX-28.h.1.b	Amendment to the Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company
EX-28.j	Consent of Independent Certified Public Accountants
EX-28.p	Code of Ethics of the Registrant, Advisor and Underwriter

14